UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02064

PAX WORLD FUNDS SERIES TRUST I
(Exact name of Registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801
(Address of principal executive offices)	(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:	800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2021

EXPLANATORY NOTE: On March 4, 2022, the undersigned registrant filed its Certified Shareholder Report on Form N-CSR for the annual period ended December 31, 2021. The registrant hereby amends the original Certified Shareholder Report on Form N-CSR by amending the response under Item 11(b) and replacing Exhibit 13(a)(2) as filed on March 4, 2022 with Exhibit 13(a)(2) attached hereto.

This amendment does not reflect events occurring after the filing of the original Certified Shareholder Report on Form N-CSR for the annual period ended December 31, 2021, and, other than amending the response under Item 11(b) and replacing Exhibit 13(a)(2), as stated above, does not modify or update the disclosures in the original Certified Shareholder Report on Form N-CSR in any way.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders

PAX LARGE CAP FUND

PAX SMALL CAP FUND

PAX GLOBAL OPPORTUNITIES FUND

PAX GLOBAL ENVIRONMENTAL MARKETS FUND

PAX ELLEVATE GLOBAL WOMEN'S LEADERSHIP FUND

PAX CORE BOND FUND

PAX HIGH YIELD BOND FUND

PAX SUSTAINABLE ALLOCATION FUND

ANNUAL REPORT

December 31, 2021

PAX World Funds
Advised by Impax

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Table of Contents

Glossary of Terms	2
Letter to Shareholders	6
Sustainable Investing Update	11
Portfolio Manager Comments and Highlights	14
Pax Large Cap Fund	14
Pax Small Cap Fund	18
Pax US Sustainable Economy Fund	22
Pax Global Sustainable Infrastructure Fund	26
Pax Global Opportunities Fund	31
Pax Global Environmental Markets Fund	36
Pax Ellevate Global Women’s Leadership Fund	42
Pax International Sustainable Economy Fund	47
Pax Core Bond Fund	53
Pax High Yield Bond Fund	57
Pax Sustainable Allocation Fund	63
Shareholder Expense Examples	67
Schedules of Investments	70
Statements of Assets and Liabilities	122
Statements of Operations	126
Statements of Changes in Net Assets	128
Financial Highlights	134
Notes to Financial Statements	146
Report of Independent Registered Public Accounting Firm	169
Trustees and Officers	172
Account Options and Services	177

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 9824
Providence, RI 02940-8024

Investment Adviser

Impax Asset Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and Dividend Disbursing Agent

BNY Mellon Investment
Servicing (U.S.) Inc.
P.O. Box 9824
Providence, RI 02940-8024

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

1

Glossary of Terms

Blended Index for the Pax Sustainable Allocation Fund is composed of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.

Bloomberg U.S. Aggregate Bond Index is a broad-based index, maintained by Bloomberg L.P. often used to represent investment grade bonds being traded in the United States.

FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology, waste and pollution control and food, agriculture and forestry. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax Global Environmental Markets Fund.

ICE BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index tracks the performance of BB- and B rated fixed income securities publicly issued in the major domestic or Eurobond markets, with total index allocation to an individual issuer limited to 2%.

Impax Global Women’s Leadership Index is a customized market capitalization-weighted index created and licensed by Impax Asset Management (“IAM”) consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by the IAM Gender Analytics team, with final approval by the IAM Women’s Index Committee. In addition, the companies comprising the Women’s Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by MSCI ESG Research.

Lipper Core Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Core Bond Funds Index Average. The Lipper Core Bond Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Lipper Global Infrastructure Funds Index tracks the results of the 10 largest mutual funds in the Lipper Global Infrastructure Fund Index Average. The Lipper Global Infrastructure Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest predominantly across energy, industrials, utilities and materials sectors. Funds must contain a diverse mix of listed & liquid equities that reflect companies which engaged in core infrastructure activities. These generally include large geographic projects leading to the construction of energy supplies, utilities, education, health, social and transportation facilities.

Lipper Global Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Global Multi-Cap Core Funds Index Average. The Global Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have average characteristics compared to the MSCI World Index.

Lipper Global Multi-Cap Growth Funds Index tracks the results of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market

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capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization Glossary of Terms 3 percentile of the S&P/Citigroup World Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. One cannot invest directly in an index.

Lipper High Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Yield Bond Funds Average. The Lipper High Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues.

Lipper International Large-Cap Core Funds Index tracks the results of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large Cap Core Funds Index Average. The Lipper Large Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500 Index.

Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Index Average. The Lipper Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morningstar Allocation – 50% to 70% Equity seeks to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.

MSCI All-Country World Index (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The emerging market country indices included

3

Glossary of Terms, continued

are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE (Net) Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom.

MSCI EAFE ESG Leaders Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000 Index measures the performance of the 1,000 largest U.S. companies, as measured by market capitalization. It is a subset of the Russell 3000 Index, which measures the largest 3,000 companies. The Russell 1000 Index is comprised of over 90% of the total market capitalization of all listed U.S stocks.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The S&P 500 Index is an unmanaged index of large capitalization common stocks.

The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities.

Performance for the MSCI ACWI Index, the MSCI EAFE Index, the MSCI EAFE ESG Leaders Index, the MSCI World Index, the S&P Global Infrastructure Index and the Impax Global Women’s Leadership Index are shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

Securities Indices above assume reinvestment of all distributions and interest payments, have no policy of sustainable investing and do not take into account brokerage fees or expenses.

4

Lipper Indices above are not what are typically considered to be an “index” because they track the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

Diversification does not eliminate the risk of experiencing investment losses.

One cannot invest directly in any index.

5

Letter to Shareholders
by Joseph Keefe, President

Dear fellow shareholders,

2021 began with a persisting global pandemic and the sacking of the US capitol — not a fortuitous start by any measure. The months that followed brought supply chain challenges, new virus variants, worsening inflation, deep societal divisions over masks, vaccines, and other issues, as well as continued gridlock in Washington, DC. Yet despite the ongoing disruptions, the stock market rose, with the S&P 500 gaining 26.9%,1 the Russell 2000 Index gaining 13.7%2 and the MSCI EAFE Index of non-U.S. developed market stocks returning 11.26%.3

We also saw soaring demand for sustainable investment solutions in 2021. During the first quarter alone, inflows to sustainable funds reached $185 billion globally.4 Inflows to Pax World Funds reached all-time highs. 2021 also brought the fifth anniversary of the Pax Large Cap Fund and the 50th anniversary — yes, 50th — of the Pax Sustainable Allocation Fund, the first mutual fund in the United States to incorporate social and environmental criteria into its investment process.

More and more investors are realizing that environmental, social and governance (ESG) factors have financial relevance, or materiality, that could affect business outcomes and investment portfolio returns. A 2021 RBC Wealth Management survey of 1,000 clients revealed that 61% want to increase the amount of environmental, social and governance-focused holdings in their portfolios,5 suggesting that demand for sustainable solutions will continue to surge.

Meanwhile, there is continued evidence that sustainable funds can and often do deliver strong investment performance. At the end of 2021, seven of the 11 Pax World Funds had received four- or five-star ratings from Morningstar, including the Pax Global Environmental Markets Fund and Pax Large Cap Fund, both of which received overall 5-star ratings. Barron’s recently named the Pax Large Cap Fund together with our Pax US Sustainable Economy Fund to its list of the top-performing sustainable funds.6

[1]	Anna-Louise Jackson and John Schmidt, “2021 Stock Market Year in Review,” Forbes Advisor, Jan. 3, 2022.

[2]	Alex Veiga, “Stocks Notch Big Yearly Gain Despite Ending 2021 on a Weak Note,” PBS News Hour, Dec. 31, 2021.

[3]	MSCI, “MSCI EAFE Index (USD),” Dec. 31, 2021.

[4]	Jon Hale, “US Sustainable Funds Continued to Break Records in 2020,” Morningstar, Feb. 25, 2021.

[5]	Jacqueline Sergeant, “Female Investors Expect Advisors To Be Informed About ESG,” Financial Advisor, April 8, 2021.

[6]	Lauren Foster, “Here Are Barron’s Top-Performing Sustainable Funds,” Barron’s, Jan. 21, 2022.

6

Though 2021 brought much to celebrate as a firm, the ongoing pandemic and its ancillary “Great Resignation” also cast a spotlight on the persistent, systemic inequalities embedded in our economy and society, including the continuing challenges faced by women in the workforce. Moreover, we witnessed another year rife with climate-related weather disasters without meaningful government action to address climate change, a looming threat that only grows more serious each day.

While the public sector continues to dither on climate, we saw increased private sector involvement in 2021, culminating in the COP26 global climate summit in November, where organizations, including Impax, offered input and commitments, striving to fill the public policy void with innovative capital market solutions.

Heading into 2022, there are signs that the public policy environment may be more promising to those of us who are investing in the transition to more sustainable economy. For starters, the Biden-Harris administration released its National Strategy on Gender Equity and Equality, which is designed to address gender discrimination and systemic barriers to full participation that have held back women and girls. In November, the Department of Labor, reversing a hastily enacted and ill-advised rule of the previous presidential administration, proposed a new rule empowering ERISA7 fiduciaries to consider ESG factors when making investment decisions on behalf of plan participants and when voting corporate proxy ballots. This is good news. Environmental and social issues are increasingly relevant to how companies and investment portfolios perform, and careful consideration of ESG factors can help ERISA fiduciaries spotlight risks and opportunities that must be managed on behalf of retirement investors.

As I write in early February, we are anticipating new Securities and Exchange Commission rulemaking requiring companies operating in the US to make certain climate change-related disclosures on an annual basis. Such disclosure is critically important if we are to successfully transition to a more sustainable economy. At Impax, we are very much focused on the investment opportunities we believe will unfold. The transition from a fossil fuel-based economy that is overheating the planet to a sustainable economy powered by innovation, efficiency and clean energy is the great investment opportunity of our era; we must seize it.

[7]

ERISA, the Employee Retirement Income Security Act of 1974, is a federal law that sets minimum standards for most voluntarily established retirement and health plans in private industry to provide protection for individuals in these plans.

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On behalf of the entire team here at Impax and the Pax World Funds, I wish you and yours a safe and prosperous 2022.

Sincerely,

Joseph F. Keefe

President

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Investments involve risk, including potential loss of principal.

You should always consider Pax World Funds’ investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please download a fund prospectus at impaxam.com. Please read it carefully before investing.

The S&P 500 Stock Index is an unmanaged index of large capitalization common stocks. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries.

One cannot invest directly in any index.

The Morningstar Ratings™ shown are as of 12/31/2021. The Morningstar Rating for funds, or “star rating,” is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustments for sales loads. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. The weights are 100% three-year rating for 36-59 months of total returns, 60% five-year rating, 40% three-year rating for 60-119 months of total returns, and 50% 10-year rating, 30% five-year rating, 20% three-year rating for 120 or more months of total returns. While the 10-year overall rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

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©2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar, Inc. is an independent investment research firm that compiles and analyzes fund, stock and general market data.

Pax Large Cap Fund Investor Class (PAXLX) Morningstar ratings were five stars out of 1,244 funds overall, five stars out of 1,244 funds for three years, five stars out of 1,109 for five year. Pax Large Cap Fund Institutional Class (PXLIX) Morningstar ratings were five stars out of 1,244 funds overall, five stars out of 1,244 funds for three years, five stars out of 1,109 for five years.

Pax Global Environmental Markets Fund Investor Class (PGRNX) Morningstar ratings were four stars out of 283 funds overall, five stars out of 283 funds for three years, four stars out of 236 funds for five years, four stars out of 145 funds for 10 years. Pax Global Environmental Markets Fund Institutional Class (PGINX) Morningstar ratings were five stars out of 283 funds overall, five stars out of 283 funds for three years, four stars out of 236 funds for five years, five stars out of 145 funds for 10 years.

Pax Small Cap Fund Investor Class (PXSCX) Morningstar ratings were four stars out of 596 funds overall, four stars out of 596 funds for three years, three stars out of 528 funds for five years, four stars out of 352 funds for 10 years. Pax Small Cap Fund Institutional Class (PXSIX) Morningstar ratings were four stars out of 596 funds overall, four stars out of 596 funds for three years, three stars out of 528 funds for five years, four stars out of 352 funds for 10 years.

Pax Ellevate Global Women’s Leadership Fund Investor Class (PXWEX) Morningstar ratings were three stars out of 283 funds overall, three stars out of 283 funds for three years, three stars out of 236 funds for five years, three stars out of 145 funds for 10 years. Pax Ellevate Global Women’s Leadership Fund Institutional Class (PXWIX) Morningstar ratings were four stars out of 283 funds overall, three stars out of 283 funds for three years, three stars out of 236 funds for five years, four stars out of 145 funds for 10 years.

Pax International Sustainable Economy Fund (formerly the Pax MSCI EAFE ESG Leaders Index Fund) Investor Class (PXINX) Morningstar ratings were four stars out of 698 funds overall, four stars out of 698 funds for three years, four stars out of 601 funds for five years, three stars out of 409 funds for 10 years. Pax International Sustainable Economy Fund Institutional Class (PXNIX) Morningstar ratings were four stars out of 698 funds overall, four stars out of 698 funds for 3 years, four stars out of 601 funds for five years, four stars out of 409 funds for 10 years.

Pax High Yield Bond Fund Investor Class (PAXHX) Morningstar ratings were three stars out of 634 funds overall, four stars out of 634 funds for three years, four stars out of 558 funds for five years, two stars out of 370 funds for 10 years. Pax High Yield Bond Fund Institutional Class (PXHIX) Morningstar ratings were four stars out of 634 funds overall, four stars out of 634 funds for three years, four stars out of 558 funds for five years, three stars out of 370 funds for 10 years.

Pax Sustainable Allocation Fund Investor Class (PAXWX) Morningstar ratings were four stars out of 665 funds overall, four stars out of 665 funds for three years, four stars out of 601 funds for five years, four stars out of 433 funds for 10 years. Pax Sustainable Allocation Fund Institutional Class (PAXIX) Morningstar ratings were four stars out of 665 funds overall, five stars out of 665 funds for three years, four stars out of 601 funds for five years, four stars out of 433 funds for 10 years.

The investment techniques and decisions of the investment adviser and the Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s ESG profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other Funds that do not consider ESG factors or come to different conclusions regarding such factors.

Pax Large Cap Fund RISKS: Equity investments are subject to market fluctuations, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings.

Pax Small Cap Fund RISKS: Equity investments are subject to market fluctuations, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Funds that emphasize investments in smaller companies generally will experience greater price volatility.

9

Pax Global Environmental Markets Fund RISKS: Equity investments are subject to market fluctuations, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Emerging market and international investments involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, economic or political instability in other nations or increased volatility and lower trading volume.

Pax Ellevate Global Women’s Leadership Fund RISKS: The Fund does not take defensive positions in declining markets. The Fund’s performance would likely be adversely affected by a decline in the Index. There is no guarantee that the objective will be met and diversification does not eliminate risk. Equity investments are subject to market fluctuations, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Emerging market and international investments involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, economic or political instability in other nations or increased volatility and lower trading volume.

Pax International Sustainable Economy Fund RISKS: Equity investments are subject to market fluctuations, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Emerging market and international investments involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, economic or political instability in other nations or increased volatility and lower trading volume.

Pax High Yield Bond Fund RISKS: The Fund can invest in “junk bonds” which are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments when due. Yield and share price will vary with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond fund total returns will decline and may even turn negative in the short term. Mortgage related securities tend to become more sensitive to interest rate changes as interest rates rise, increasing their volatility. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default.

Pax Sustainable Allocation Fund RISKS: The Pax Sustainable Allocation Fund is a fund-of-funds. The funds’ allocations may change due to market fluctuations and other factors. Equity investments are subject to market fluctuations, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Emerging market and international investments involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, economic or political instability in other nations or increased volatility and lower trading volume. Funds that emphasize investments in smaller companies generally will experience greater price volatility. Yield and share price will vary with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond fund total returns will decline and may even turn negative in the short term. Mortgage related securities tend to become more sensitive to interest rate changes as interest rates rise, increasing their volatility. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default.

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December 31, 2021
Sustainable Investing Update (Unaudited)

Senior Vice President for Sustainable Investing Julie Gorte, Ph.D.

The World Meteorological Organization reported in 2021 that climate- and weather-related disasters have risen five-fold over the last half century, comprising 11,000 individual events, more than two million lives lost and $3.64 trillion in financial losses.1

In 2021 alone, almost one in three Americans experienced a weather disaster.2 In western Europe, two months’ worth of rain fell in two days, causing several flood-related deaths. In central China, a three-day downpour delivered a year’s worth of rain in one city. A “heat dome” that enveloped much of the Pacific Northwest and Canada during the summer of 2021 caused several hundred deaths and damaged transportation infrastructures and crops. Fires forced evacuations and damaged property and infrastructure in the American west, the Mediterranean and Russia.3

2021 was the year climate change topped the charts, not only in terms of disasters and costs but also awareness. More than ever, people, companies and governments are realizing that climate change is here today; it is taking lives; and it is perhaps the greatest threat to prosperity that humankind has ever faced.

We saw evidence of this in November, at the COP26 global climate summit. Though governmental commitments to phase out coal or correct carbon markets didn’t match up to pre-COP hopes — aside from India’s net-zero pledge — we saw businesses and NGOs (“non-governmental organizations”) make notable advances to stop deforestation and reduce methane emissions. The private sector is taking climate change seriously now, and that’s significant because the private sector has a huge role to play in preventing a climate catastrophe, especially as governments wring their hands. Impax was one of the organizations at COP26; you can read much more about how we were involved and what we observed on the COP26 page of our website: www.impaxam.com/cop26.

But it will take more than the private sector to avoid a climate disaster. Everyone — from private citizens to governments to NGOs to investors and companies — has a key role to play. Today’s climate change costs pale in comparison to what future costs and damages will be. Swiss Re estimates that climate change could cost the world 10% of its total economic value by 2050 if we stay on our current warming trajectory.4 We need governments to step up and take bold action. We need investors to do the same.

[1]	United Nations, “Climate and Weather related Disasters Surge Five-fold Over 50 Years, but Early Warnings Save Lives – WMO report,” UN News, Sept. 1, 2021.

[2]	Sarah Kaplan and Andrew Ba Tran, “Nearly 1 in 3 Americans Experienced a Weather Disaster This Summer,” The Washington Post, Sept. 4, 2021.

[3]	Agence France-Presse, “A Round-up of the World’s Worst Climate Change Events in 2021,” July 26, 2021.

[4]	Swiss Re Institute, “The Economics of Climate Change: No Action Not an Option,” April 2021.

11

December 31, 2021

Investing now in low-carbon technologies and solutions is likely to be less expensive than coping with increasingly severe and frequent disasters and heat waves. The IPCC estimates5 that it will take $1.6 – 3.8 trillion every year to avoid surpassing 1.5°C in additional warming between now and 2050. That is a hefty price tag, but technology to stem the damages, costs and suffering caused by climate change exists, and by investing in it, we also create jobs and add to economic output. Investing in both mitigation of additional emissions and adaptation to the changes that are unavoidable will be a far less chaotic approach to the problem of climate change than simply awaiting the effects.

And investing in climate mitigation need not be expensive in terms of financial outcomes for both equity and fixed income investors. In fact, it should be profitable. As mounting evidence shows, investing in mitigation and low-carbon solutions, or at least incorporating climate risks into investment portfolios, can provide competitive, if not superior, financial results to investors.6

We can’t avoid all the costs of climate change, even if we succeed in limiting future warming to levels established by the Paris Agreement. We need to assess our vulnerability to heat, floods, droughts, sea level rise, hurricanes and cyclones, wildfires, and the expansion of diseases and pests from the tropics into temperate regions, and we need to take steps to manage and adapt to those risks. Our options are far more numerous when we prepare for a crisis rather than trying to cope in the middle of one. That’s why last year we conducted an extensive engagement with companies in the S&P 500 focusing on the physical risks of climate change.7 While we found a small number of companies that are preparing, most are not. Because of this, investors cannot accurately price climate physical risks, since much of the information we need to do that would have to come from companies.

At Impax we are doing the best we can to prepare for climate change. We do this through our research and investments, by managing our funds’ carbon intensity, by engaging with companies to help them understand the implications of not taking climate into account in their operations and the advantages of managing and mitigating their climate risks. More and more companies are beginning to pay attention, and more investors like you are proactively seeking climate-friendly investment solutions. The more the merrier: averting a climate disaster will take every person in our global village.

[5]	Intergovernmental Panel on Climate Change, “Headline Statements from the Summary for Policymakers,” Sixth Assessment Report, Working Group 1 – The Physical Science Basis, Aug. 9, 2021.

[6]	Julie Gorte, “The Financial Impacts of Climate Change: 2022 Update,” Impax Asset Management, Jan. 26, 2022.

[7]	Julie Gorte and Matthew Wright, “Seeking Coordinates: A Unique Engagement on Physical Climate Risk,” Impax Asset Management, Oct. 25, 2021.

12

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Impax Asset Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value). Past performance does not guarantee future results.

The Funds’ distributor, Foreside Financial Services, LLC, is not affiliated with Impax Asset Management LLC or Impax Asset Management, Ltd.

13

December 31, 2021
Pax Large Cap Fund

Portfolio Manager Andrew Braun

Portfolio Manager Barbara Browning, CFA

Portfolio Managers’ Comments

How did the Pax Large Cap Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2021, the Institutional Class and Investor Class of the Fund had total returns of 30.92% and 30.57%, respectively, compared to 28.71% for the S&P 500 Index and 26.04% for the Lipper Large-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

The Fund outperformed the S&P 500 Index for calendar year 2021 and experienced broad-based contributions from nearly every sector. The sectors which contributed the most to performance were Communications Services, Information Technology, and Industrials, while the Health Care sector detracted from the Fund’s overall relative performance. In addition, the Fund is fossil fuel-free, which hurt relative performance during the period as the Energy sector bounced back from a difficult 2020 to outperform the broader market in 2021.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund added to Industrials and Consumer Staples during the period, while trimming its weight in Consumer Discretionary stocks. As the market strengthened during the year, we proactively took action to moderate some of the risk in the portfolio. The Fund ended the year with a beta1 of 0.93, an all-time low. We remain focused on companies with attractive prospects for earnings and cash flow growth looking out to 2022 and beyond.

What portfolio holdings contributed positively to performance?

Notable holdings that contributed positively to performance in 2021 were ViacomCBS, Applied Materials, and Fortinet. ViacomCBS had a volatile first half of the year, tripling in value through March before giving up most of those gains in a single week. We were able to take advantage of the volatility and lock in substantial gains. Even though the Fund sold its position in ViacomCBS by June of 2021, it still represents the single largest source of excess return for the full year.

14

Applied Materials has been a strong performer for the Fund since we purchased the security in early 2019, benefiting from secular and cyclical trends in the semiconductor capital equipment industry and we continue to like the positioning of the company. Fortinet performed well during the relatively short period that we owned the stock, as favorable cybersecurity trends and strong company execution combined to produce strong stock price gains. Based on our valuation discipline, we exited out of our position in Fortinet and redeployed the proceeds in Akamai, a more attractively priced cybersecurity stock.

What portfolio holdings detracted from performance?

Notably weak holdings were T-Mobile and Medtronic. T-Mobile has been a consistent market share gainer during our holding period, but the company encountered more resistance during 2021 as its large competitors focused on stabilizing their market share through aggressive pricing and promotions. We are focused on what we believe will be the likely growth of T-Mobile’s free cash flow over the next few years as the company is able to generate substantial cost savings from the integration of Sprint customers and by decommissioning Sprint’s network assets. A difficult period for Medtronic was characterized by delayed procedure volumes due to COVID-19, which was exacerbated by hospital labor shortages, and a quality control issue in one of their diabetes product facilities.

[1]	Beta reflects the sensitivity of a Fund’s return to fluctuations in its benchmark; a beta for a benchmark is 1.00: a beta greater than 1.00 indicates above average volatility and risk.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

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December 31, 2021
Pax Large Cap Fund, continued
Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2021

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	Since Inception[1]
Institutional Class[2]	PXLIX	30.92%	29.93%	20.36%	19.99%
Investor Class[2]	PAXLX	30.57%	29.61%	20.06%	19.70%
S&P 500 Index		28.71%	26.07%	18.47%	18.12%
Lipper Large-Cap Core Funds Index		26.04%	23.59%	16.71%	16.37%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	97.1%
Cash & Cash Equivalents	2.9%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	6.7%
Apple, Inc.	4.4%
Alphabet, Inc., Class A	3.6%
Procter & Gamble Co., The	2.8%
Amazon.com, Inc.	2.6%
Alphabet, Inc., Class C	2.5%
Lowe’s Cos., Inc.	2.5%
Citizens Financial Group, Inc.	2.4%
Applied Materials, Inc.	2.4%
CVS Health Corp.	2.3%
Total	32.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

16

December 31, 2021

Sector Diversification

Sector	Percent of Net Assets
Information Technology	28.1%
Health Care	15.5%
Financials	10.1%
Industrials	9.6%
Consumer Discretionary	9.4%
Communication Services	8.4%
Consumer Staples	6.4%
Real Estate	5.8%
Materials	3.3%
Utilities	1.0%
Other assets and liabilities (net)	2.4%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

17

December 31, 2021
Pax Small Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager’s Comments

How did the Pax Small Cap Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2021, the Investor Class, Class A and Institutional Class shares of the Fund had total returns of 30.26%, 30.29% and 30.54%, respectively, compared to 14.82% for the Russell 2000 Index and 25.55% for the Lipper Small Cap Core Funds Index.

Impax is pleased to announce that Diederik Basch and Curtis Kim have been named Impax Portfolio Managers and will serve as co-Portfolio Managers of the Pax Small Cap Fund as of January 1, 2022. Diederik and Curtis have been members of the Fund’s Portfolio Construction Team (PCT) for several years — Diederik since 2016 and Curtis since 2018. Both have made significant contributions to the Fund as analysts and have clearly demonstrated their capabilities and competence as members of the PCT. We are delighted to recognize their contributions and to support their career progression as Portfolio Managers at Impax. Nathan Moser continues in the role of Portfolio Manager for the Fund, and the investment process remains unchanged.

What factors contributed to the Fund’s performance?

Equity markets were strong during the period as the US economy grew rapidly. Corporations have managed through the COVID-19 pandemic well and reported robust earnings growth despite continued waves of infection. From a style perspective, investors rotated from highly valued growth stocks and favored more cyclically-oriented value stocks during the course of the year. Due to the Fund’s exposure to higher quality, growth stocks, this represented a modest headwind to performance.

Fund performance was driven by strong stock selection, particularly in the Healthcare, Financials and Technology sectors. With respect to sector allocation, an underweight to Healthcare and overweight to Financials were positive contributors. The Fund’s lack of exposure to Energy and its cash holdings detracted from performance.

18

December 31, 2021

Can you discuss any significant changes to the Fund’s positioning throughout the period?

Over the course of the year, we increased our relative allocation to Healthcare and Consumer Discretionary. These were offset by reductions to Industrials and Financials. We continue to focus our efforts on security selection, to reduce the magnitude of sector over and underweights.

What portfolio holdings contributed positively to performance?

Onto Innovation, the product of an October 2019 merger, has successfully leveraged its newfound scale in a dynamic semiconductor equipment market. The scale has allowed Onto to become a consultative partner as compared to just a point solutions provider. We believe the well-publicized need for more advanced semiconductor capacity continues to play to Onto’s competitive strengths. Shares advanced 113% during the year.

Meridian Bancorp, a Massachusetts-based community bank, increased 64% during the period. Strong economic growth and the prospects of higher interest rates created a positive tailwind for shares. In addition, shares were further buoyed by the bank’s sale to Independent Bank. We believe this combination is attractive as it increases scale and enhances profitability.

What portfolio holdings detracted from performance?

8x8 came into 2021 with heighted optimism as David Sipes, former COO at RingCentral, became CEO. Sipes has “right-sized” the business, sacrificing high churn and low margin for small and medium-sized business revenue. We believe this is the right strategic focus; however, the change in strategy has weighed on near-term revenue growth. As a result, shares decreased -51% for the period. Despite this weakness, we continue to find the valuation compelling and keenly look for continued success in the enterprise channel.

SI-Bone, a medical device company, declined -26%. The company has developed an innovative device that has proven to not only reduce lower back pain, but also significantly reduce the potential for opioid addiction. The company and broader industry have been negatively impacted by COVID and its impact on procedure volumes. This is due to hospitals focusing on COVID cases as well as prospective patients deferring procedures due to fears of infection. We remain positive on SI-Bone’s outlook and used the weakness in its share price as an opportunity to add to our holding.

19

December 31, 2021
Pax Small Cap Fund, continued

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2021

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXSCX		30.26%	21.51%	10.44%	12.48%
Class A1,2,4	PXSAX	NAV[3]	30.29%	21.50%	10.44%	12.47%
		POP	23.03%	19.20%	9.19%	11.83%
Institutional Class[1]	PXSIX		30.54%	21.79%	10.72%	12.75%
Russell 2000 Index			14.82%	20.02%	12.02%	13.23%
Lipper Small-Cap Core Funds Index			25.55%	20.15%	11.91%	12.97%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the 10-year period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

20

December 31, 2021

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	1.9%
U.S. Stocks	94.2%
Total	3.9%
100.0%

Top Ten Holdings

Company	Percent of Net Assets
Victory Capital Holdings, Inc., Class A	4.8%
HomeTrust Bancshares, Inc.	3.2%
Independent Bank Corp.	3.0%
Brightsphere Investment Group, Inc.	2.8%
Ligand Pharmaceuticals, Inc.	2.8%
AZEK Co Inc., The	2.6%
Rayonier, Inc., REIT	2.5%
Onto Innovation, Inc.	2.4%
Ciena Corp.	2.3%
Vocera Communications, Inc.	2.2%
Total	28.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	18.8%
Health Care	18.8%
Industrials	15.5%
Information Technology	13.7%
Consumer Discretionary	10.0%
Real Estate	7.6%
Consumer Staples	4.3%
Materials	3.8%
Communication Services	2.2%
Other assets and liabilities (net)	5.3%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

21

December 31, 2021
Pax US Sustainable Economy Fund

Portfolio Manager Scott LaBreche

Portfolio Manager Christine Cappabianca

Portfolio Managers’ Comments

How did the Pax US Sustainable Economy Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2021, the Pax US Sustainable Economy Fund Investor Class, Class A, and Institutional Class shares had total returns of 30.02%, 29.99% and 30.35%, respectively, compared to 26.45% for the Russell 1000 Index and 23.28% for the Lipper Multi-Cap Core Funds Index.

What is the investment objective and strategy of the Fund?

The US Sustainable Economy Fund’s investment objective is to seek long-term growth of capital. The Fund uses a systematic strategy to invest in US companies that we believe are positioned to benefit from the transition to a more sustainable economy.

Effective March 31, 2021, the Pax ESG Beta Quality Fund was renamed the Pax US Sustainable Economy Fund to better reflect this core focus of investing in the transition to a more sustainable economy. The Fund’s investment process was also enhanced with the integration of the Impax Sustainability Lens into portfolio construction. The Impax Sustainability Lens, which is already used in several of our actively managed funds, is a tool that facilitates a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The Fund continues to integrate the Impax Systematic ESG Rating (formerly called the Impax Sustainability Score) and SmartCarbon™ discipline into its systematic process and we believe that the portfolio continues to be comprised of quality companies in US markets.

What contributed positively/negatively to performance?

The Fund outperformed the Russell 1000 Index in the first quarter as well as for the three quarters that followed the mandate change discussed above. The Fund has also produced strong results compared to peers under the new mandate. The Institutional Class shares of the Fund posted a top 10% ranking (out of 642 funds) for the one-year period ended December 31, 2021, based on average annual returns within the Lipper Multi-Cap Core category.1

22

December 31, 2021

The main drivers of outperformance in the first quarter were the Fund’s overweight to earnings yield, and profitability factors used in the ESG Beta Quality strategy. Additionally, the Fund’s overweight to companies with high ESG scores that fell in the top two quartiles, as determined by the Impax Systematic ESG Rating, helped performance for the first quarter.

In the nine months since the mandate change and the incorporation of the Impax Sustainability Lens into the investment process, the Fund’s overweight exposure to high-opportunity sub-industries, as determined by the Lens, has been beneficial. These are the areas of the market where we see the potential for strong future growth driven by products and services facilitating advancements in spaces such as automation, environmental analysis and health and wellness. Examples of strong performing sub-industries for the year in this category include Healthcare Facilities, Semiconductors, Environmental and Facilities Management, Life Sciences Tools and Railroads. In addition, the Fund’s avoidance of some low-opportunity areas, where we see less opportunity in the transition to a more sustainable economy, such as Movies & Entertainment and Airlines, also helped Fund performance.

The Impax Systematic ESG Rating was particularly additive in selecting highly-rated ESG companies. NVIDIA and Zoetis were two notable, top performing names based on their strong ESG Ratings. The Fund’s underweight, relative to its benchmark, to companies with lower ESG Ratings, also contributed positively to performance over the course of the year.

Not owning Tesla, which is excluded from the Fund’s investable universe from both a Lens (considered low-opportunity and high risk) and ESG Rating (low ESG score) perspective, was a primary detractor from performance during the annual reporting period.

[1]

Data shown represents rankings for the Pax US Sustainable Economy Fund- Institutional Class (PWGIX) in the Lipper Multi-Cap Core category based on average annual returns. Lipper rankings are based on total returns (not including sales charges) for the periods indicated and compare total return performance with that of other funds in the category. The Pax US Sustainable Economy Fund- Institutional Class (PWGIX) 1-year 10th percentile rank out of 642 funds, 3-year 51st percentile rank out of 586 funds, 5-year 35th percentile rank out of 518 funds and 10-year 51st percentile rank out of 369 funds. The Pax US Sustainable Economy Fund– Individual Class (PXWGX) 1-year 12th percentile rank out of 642 funds, 3-year 54th percentile rank out of 586 funds, 5-year 39th percentile rank out of 518 funds and 10-year 60th percentile rank out of 369 funds.

23

December 31, 2021
Pax US Sustainable Economy Fund, continued

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2021

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXWGX		30.02%	23.25%	16.87%	14.50%
Class A1,2,4	PXGAX	NAV[3]	29.99%	23.22%	16.87%	14.50%
		POP	22.84%	20.93%	15.56%	13.85%
Institutional Class[1]	PWGIX		30.35%	23.53%	17.16%	14.78%
Russell 1000 Index			26.45%	26.21%	18.43%	16.54%
Lipper Multi-Cap Core Funds Index			23.28%	24.55%	16.53%	14.95%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser waived a portion of its fees and assumed certain expenses during all periods shown; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

24

December 31, 2021

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	0.6%
U.S. Stocks	98.4%
Cash & Cash Equivalents	0.0%*
Total	1.0%
100.0%

*	Rounds to less than 0.05%.

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	6.2%
Microsoft Corp.	5.4%
NVIDIA Corp.	3.5%
Alphabet, Inc., Class A	3.4%
Thermo Fisher Scientific, Inc.	2.2%
Home Depot, Inc., The	2.0%
Johnson & Johnson	1.9%
Zoetis, Inc.	1.9%
Lam Research Corp.	1.7%
Waste Management, Inc.	1.7%
Total	29.9%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	34.2%
Health Care	17.3%
Financials	8.6%
Communication Services	7.9%
Industrials	7.9%
Consumer Discretionary	6.7%
Consumer Staples	6.4%
Real Estate	4.1%
Materials	4.1%
Utilities	1.8%
Other assets and liabilities (net)	1.0%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

25

December 31, 2021
Pax Global Sustainable Infrastructure Fund

Portfolio Manager Scott LaBreche

Portfolio Manager Christine Cappabianca

Portfolio Managers’ Comments

How did the Pax Global Sustainable Infrastructure (the Fund) perform for the period?

For the one-year period ended December 31, 2021, the Fund’s Institutional Class and Investor Class shares had total returns of 14.27% and 13.98%, respectively. The Fund outperformed its primary benchmark, the Russell 1000 Index, in the first quarter of 2021, however, after changes to the Fund’s investment strategy in the second quarter, the Fund ended the year underperforming its new primary benchmark, the S&P Global Infrastructure Index.

The Fund’s investment strategy was modified at the beginning of the second quarter to focus primarily on stocks the Adviser defines as sustainable infrastructure offerings, and its primary performance benchmark thereby changed from the Russell 1000 Index to the S&P Global Infrastructure Index.

In the first quarter, the Fund’s Institutional Class and Investor Class shares had total returns of 7.81% and 7.76%, respectively, compared to 5.91% for the Russell 1000 Index. For the remaining nine months of the year, the Fund’s Institutional Class and Investor Class had total returns of 5.89% and 5.66%, respectively, compared to 8.01% for the S&P Global Infrastructure Index.

What is the investment objective of the Fund?

The Global Sustainable Infrastructure Fund’s investment objective is capital appreciation and income. The Fund follows a sustainable investing approach, using a systematic process to invest in sectors, industries, and companies that the Adviser believes are positioned to provide infrastructure essential for the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis and ratings into portfolio construction.

Effective March 31, 2021, the Pax ESG Beta Dividend Fund was renamed the Pax Global Sustainable Infrastructure Fund. The Fund continues to seek both capital appreciation and income on behalf of shareholders by investing in companies that, in our view, are more likely to offer higher dividend yields. The Fund’s strategy was enhanced to better reflect a core focus on investing in the transition to a more sustainable economy. The Fund invests primarily in companies that support

26

December 31, 2021

“sustainable infrastructure” — companies that conserve, enable, or increase access to vital resources such as clean energy, water, food and agriculture, healthcare, education, finance, transportation and data and communications that advance well-being.

What contributed positively to performance?

The Fund outperformed the Russell 1000 Index benchmark in the first quarter. The main drivers of outperformance were the factors used in the ESG Beta Dividend Fund strategy. The portfolio’s tilt toward two dividend sustainability factors, profitability and earnings quality, contributed to relative performance. The tilt toward companies with higher dividend yields also had a positive impact on returns as companies with larger dividend payouts outperformed the broader market.

While the Fund did not outperform the S&P Global Infrastructure Index benchmark for the remainder of the year, the Fund’s tilt toward profitability and investment quality factors continued to have a positive impact. In addition, the Fund’s holdings in Water Infrastructure helped performance. The Water Utilities sub-sector performed strongly due to consolidation in the industry, which was reflected in Veolia’s purchase of Suez. The Fund benefitted from holding both companies involved in the merger. UK water utilities also contributed positively, partly due to government-backed cash flow.

Within the portion of the portfolio that we classify as Social and Economic Infrastructure, positive contributors included Building and Facilities, which continued to perform well amid a strong real estate market, and Healthcare infrastructure companies. The Fund’s exposure to sustainable REITs within both Building and Facilities and Healthcare infrastructure helped performance. The Fund also benefited from avoiding traditional transportation during this period.

What detracted from performance?

In the first quarter, industry exposures, which were driven by the ESG Beta Dividend strategy and its ESG tilts, modestly detracted from returns relative to the Russell 1000 Index. Notably, the portfolio’s underweight to the Energy and Financials sectors hurt relative performance.

For the remainder of the year, the main detractor from performance was an underweight in Energy exposure relative to the S&P Global Infrastructure Index. Not owning traditional oil and gas transport and storage companies was a drag on Fund performance as oil prices rose during the reporting period. Portfolio holdings in New

27

December 31, 2021
Pax Global Sustainable Infrastructure Fund, continued

Energy that are focused on renewable power generation and distribution also detracted from performance. We believe that the scale of the opportunity for companies within New Energy, and particularly in the Energy Generation & Distribution sub-sector, remains strong in the medium- to long-term as countries formulate Net Zero plans, power grids evolve and as clean electricity consumption increases.

Additionally, the Communications & Data sector, an exposure that is a significant differentiator for the Fund since it is not included in our traditional infrastructure benchmark, underperformed during the last three quarters of 2021. Despite the short-term underperformance in this sector, we remain optimistic that this sector’s access to information, communication, banking, education, and employment will be a growing and foundational component of the modern global sustainable economy.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2021

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Year	5 Year	Since Inception[1]
Institutional Class[2]	PXDIX	14.27%	18.19%	13.64%	13.31%
Investor Class[2]	PAXDX	13.98%	17.88%	13.34%	13.01%
S&P Global Infrastructure Index		11.04%	9.30%	6.86%	6.89%
Russell 1000 Index		26.45%	26.21%	18.43%	18.07%
Lipper Global Infrastructure Funds Index		14.65%	12.08%	N/A	9.63%

28

December 31, 2021

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]

The Fund’s investment adviser waived a portion of its fee during all periods shown; total returns would have been lower had these waivers not taken place. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
Foreign Stocks	58.7%
U.S. Stocks	39.5%
Exchange-Traded Funds	0.8%
Cash & Cash Equivalents	1.0%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Iberdrola SA	2.5%
Enel SpA	2.5%
Waste Management, Inc.	2.4%
Schneider Electric SE	2.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.9%
AT&T, Inc.	1.7%
American Water Works Co., Inc.	1.7%
Union Pacific Corp.	1.5%
SSE PLC	1.5%
Edison International	1.4%
Total	19.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

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December 31, 2021
Pax Global Sustainable Infrastructure Fund, continued
Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Utilities	31.4%
Industrials	22.7%
Communication Services	19.8%
Real Estate	9.9%
Information Technology	8.5%
Health Care	4.9%
Exchange-Traded Funds	0.7%
Financials	0.6%
Consumer Discretionary	0.1%
Other assets and liabilities (net)	1.4%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

30

December 31, 2021
Pax Global Opportunities Fund

Portfolio Manager Kirsteen Morrison

Portfolio Manager David Winborne Sub-Adviser Impax Asset Management Ltd.

Portfolio Managers’ Comments

How did the Pax Global Opportunities Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2021, the Fund’s Institutional Class and Investor Class shares had total returns of 18.96% and 18.69%, respectively, compared to 18.54% for the MSCI All-Country World (Net) Index (“MSCI ACWI”) and 12.93% for the Lipper Global Multi-Cap Growth Funds Index.

What factors contributed to the Fund’s performance?

In 2021 the Fund modestly outperformed the MSCI ACWI, with contributions from both positive sector allocation and stock selection. The lack of exposure to the Energy sector was a headwind to portfolio performance, as Energy performed well during the reporting period. This was offset, however, by the Fund’s underweight positions in the Consumer Discretionary and the Communication Services sectors which underperformed the broader market. In Health Care, companies engaged in the outsourcing of drug discovery, development and manufacturing performed strongly, as did Life Science Tools companies. Materials stocks enabling the transition to biofuels, more nutritious ingredients and energy efficiency also benefitted the portfolio. In Industrials, a broad range of companies contributed to performance, including businesses with exposure to the sharing economy, software-as-a-service and water optimization. The Financials sector was the largest detractor from performance due to disruptions from COVID- 19, with Indian Financials experiencing temporary business disruptions and Asian insurance names impacted by delays to reopening the Hong Kong/China border.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

While there have been some changes to the sizing of the positions, the overall positioning of the Fund relative to the MSCI ACWI Index has not changed significantly over the year. The Fund has maintained overweight positions in Health Care, Materials and Information Technology and underweight positions in Consumer Discretionary, Communication Services, and Energy. The notable

31

December 31, 2021
Pax Global Opportunities Fund, continued

changes were a decrease in Consumer Staples from a benchmark neutral allocation to an underweight allocation and an increase in Industrials from a neutral allocation, to an overweight allocation. In the case of Consumer Staples, the portfolio exited names which had been negatively impacted by COVID-19 restrictions and where there was lower conviction. In the case of Industrials, the Fund increased exposure to companies with strong secular growth drivers that benefitted from a return to more normal economic activity as well as quality names which, in our view, had been overlooked by the market and had been exhibiting stable growth and more defensive characteristics.

What portfolio holdings contributed positively to performance relative to the MSCI ACWI?

Information Technology names have continued to benefit from investment in digitalization and in growth in demand for semiconductors. Microsoft (Systems Software, US) performed well on the back of strong quarterly results indicating significant momentum behind the company’s Azure cloud computing segment. In addition, the stock has benefited from the emergence of newer growth drivers such as LinkedIn and Teams.

ASML (Semiconductor Equipment, Netherlands) has benefitted from rapid growth in demand for the company’s leading-edge semiconductor manufacturing equipment from TSMC and Intel, both of which announced large increases in capital expenditure plans, as well as rising demand for legacy products as semiconductor chip shortages widen.

In Health Care, IQVIA (Life Sciences Tools & Services, US) has performed well after producing a series of positive results showing revenue acceleration across its business divisions. Most recently, the company announced good Q3 results with a third guidance raise for the full year, followed by a Capital Markets Day where the company indicated stronger than expected mid-term growth prospects. The company has seen an acceleration to top-line growth, driven by strong demand in its core Clinical Research Organization (CRO) business and Technology & Analytics Solutions division.

What portfolio holdings detracted from performance relative to the MSCI ACWI?

Portfolio holdings that detracted from performance during the period tended to be affected by stock specific factors.

32

December 31, 2021

Bandhan Bank (Regional Banks, India) underperformed earlier in the year as they adopted a more conservative approach to provisioning for non-performing loans ahead of regional elections. However, these levels of provisioning proved appropriate, as the stock faced headwinds from strict local lockdowns and movement restrictions during India’s second COVID wave, resulting in lower collection efficiency and an increase in non-performing loans. Recently the name has been negatively impacted by fears about the impact of the new COVID-19 variant Omicron on business activity, despite the progress in the national vaccination program. The investment team continues to monitor the situation.

TeamViewer’s (Application Software, Germany) share price declined as the market discounted an increase in advertising spending, aimed at increasing brand awareness with both personal and enterprises users. The stock also reacted negatively to cautious comments by management which highlighted a reduction in average contract values as customers re-evaluated their needs one year on from the start of the pandemic. The company disclosed higher churn in the Enterprise business, which crystallized lower conviction, and the stock was exited during the third quarter.

AIA Group’s (Insurance, Hong Kong) share price has struggled amid industry wide weak new business growth in the China market, negative sentiment due to COVID-19-related delays of re-opening the Hong Kong-China border and generally weaker sentiment toward insurance names.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

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December 31, 2021
Pax Global Opportunities Fund, continued
Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2021

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Year	Since Inception[1]
Institutional Class[2]	PXGOX	18.96%	25.09%	18.16%
Investor Class[2]	PAXGX	18.69%	24.81%	17.93%
MSCI ACWI (Net) Index		18.54%	20.38%	14.30%
Lipper Global Multi-Cap Growth Funds Index		12.93%	25.71%	17.74%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is June 27, 2018.

[2]

The Fund’s investment adviser assumed certain expenses during all periods shown; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
Foreign Stocks	47.9%
U.S. Stocks	50.0%
Cash & Cash Equivalents	2.1%
Total	100.0%

34

December 31, 2021

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	4.2%
Linde PLC	3.8%
IQVIA Holdings, Inc.	3.8%
MasterCard, Inc., Class A	3.6%
Thermo Fisher Scientific, Inc.	3.2%
HDFC Bank, Ltd., ADR	3.1%
Lonza Group AG	3.0%
Analog Devices, Inc.	3.0%
Ecolab, Inc.	3.0%
Taiwan Semiconductor Manufacturing Co, Ltd.	3.0%
Total	33.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	26.0%
Health Care	22.1%
Industrials	14.1%
Materials	12.6%
Financials	11.9%
Consumer Staples	4.1%
Real Estate	2.9%
Consumer Discretionary	2.6%
Communication Services	2.0%
Other assets and liabilities (net)	1.7%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

35

December 31, 2021
Pax Global Environmental Markets Fund

Portfolio Manager Hubert Aarts

Portfolio Manager Sid Jha

Portfolio Manager David Winborne Sub-Adviser Impax Asset Management Ltd.

Portfolio Managers’ Comments

How did the Pax Global Environmental Markets Fund perform for the period?

For the one-year period ended December 31, 2021, the Investor Class, Class A, and Institutional Class of the Fund had total returns of 21.95%, 21.89%, and 22.23%, respectively, versus 18.54% for the MSCI All-Country World (Net) Index (“MSCI ACWI”) and 20.46% for the FTSE Environmental Opportunities Index Series (“FTSE EOAS”).

What factors contributed to the Fund’s performance?

Global equity markets delivered strong performance in 2021 despite ongoing concerns over new variants of COVID-19. Supportive fiscal and monetary policies, lifting of COVID-19 restrictions, and rapid progress of vaccination programs resulted in an acceleration in economic activity. Earnings growth by companies in the portfolio continued to surprise on the upside, driven by pent up demand, rising consumer and business confidence, supportive policy, and strong demand for environmental solutions. Economic pace, coupled with supply chain disruptions and low base effects, also brought a rise in inflation, resulting in central banks taking action to tighten monetary policy. Swift sector and style rotations followed, as market participants balanced COVID and inflation risks. The rally was tempered by the emergence of the Omicron variant in mid-November, which led to heightened volatility during the last six weeks of the year.

Environmental markets saw tailwinds from several sources in 2021. The 26th United Nations Climate Change Conference widened the ranks of countries adopting Net Zero pledges. The emergence of coalitions of key actors around issues such as reducing coal power, deforestation, and methane emissions was a notable success. Business and finance drove ambitious commitments alongside governments, while various global policy efforts to ‘build back better’ continued with positive momentum.

36

December 31, 2021

Within Environmental Markets, the Water Infrastructure & Technologies and Energy Efficiency themes, particularly Industrial Energy Efficiency, contributed the most to returns. Renewable energy stocks closed lower during the period after posting large gains in 2020, as companies in this subsector were negatively affected by rising supply chain costs and logistical challenges.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The overall number of portfolio holdings remained relatively steady at 49 names, with low turnover around 14%. From a GICS1 sector perspective, we added to holdings within Information Technology as the role of both hardware and software solutions continue to increase for areas such as resource and energy efficiency. One such addition was Microsoft, whose use of highly energy efficient and often renewable energy-powered cloud datacenters plays an important role in resource efficiency. New technology names in the portfolio translated into increased Industrials Energy Efficiency exposure by environmental markets sector. Given some larger market capitalizations, the weighted average market cap for the Fund rose from around $45 billion to just over $100 billion. Regionally, North American holdings exposure rose slightly, primarily due to the strong performance of the US equity market. Overall, the investment team deems the portfolio well positioned, with roughly half of the holdings representing more defensive business models, and half more cyclical. On a relative basis, the portfolio is less cyclically oriented, and more defensively positioned compared to MSCI ACWI, as we expect the market is entering a more volatile period in anticipation of higher US interest rates.

What portfolio holdings contributed positively to performance relative to the MSCI ACWI?

Positive effects from stock selection continue to be an important driver of outperformance compared to MSCI ACWI. This was particularly evident for Industrials holdings in the portfolio, which generated much higher returns than their peers in the broader index, but good stock selection was also evident in Health Care, Materials, and Consumer Discretionary portfolio holdings. Holdings in these sectors are active in businesses as varied as food preparation resource efficiency, waste management, climate equipment for buildings, water infrastructure, the resiliency of the electrical grid, environmental testing, and green data centers.

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December 31, 2021
Pax Global Environmental Markets Fund, continued

What portfolio holdings detracted from performance relative to the MSCI ACWI?

Information Technology and Utilities were GICS sectors in which the strategy lagged the broader market on a comparative basis. This was partly a result of specific headwinds or challenges at the company level – such as for a number of holdings in software technology, but also because during a strong sector rotation, the overall market rotated out of higher growth names and toward more value-oriented parts of the market. In addition, several mega cap technology stocks notched strong performance for the year, and while these names are in the Fund’s benchmark, they are not included in the environmental markets universe. Within Utilities, Orsted A/S, a Danish renewable energy company, posted negative returns during the period and detracted from relative performance in this sector.

[1]

The Global Industry Classification Standard (GICS) is a widely recognized industry standard for assigning a public company to the economic sector and industry group that best defines its business. It was developed jointly by MSCI and Standard & Poor’s and is used by the MSCI indexes.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

38

December 31, 2021

Returns—Period ended December 31, 2021

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PGRNX		21.95%	25.09%	16.21%	13.46%
Class A1,2,4	PXEAX	NAV[3]	21.89%	25.06%	16.20%	13.46%
		POP	15.16%	22.74%	14.90%	12.82%
Institutional Class[1]	PGINX		22.23%	25.41%	16.50%	13.74%
MSCI ACWI (Net) Index			18.54%	20.38%	14.40%	11.85%
FTSE Environmental Opportunities Index Series			20.46%	30.37%	20.47%	15.66%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the 5-year and 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	39.7%
U.S. Stocks	57.8%
Cash & Cash Equivalents	2.5%
Total	100.0%

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December 31, 2021
Pax Global Environmental Markets Fund, continued
Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
Linde PLC	3.4%
Waste Management, Inc.	3.4%
American Water Works Co., Inc.	3.4%
Agilent Technologies, Inc.	3.2%
Schneider Electric SE	3.1%
GEA Group AG	2.7%
Koninklijke DSM NV	2.7%
IDEX Corp.	2.6%
Hubbell, Inc.	2.6%
Siemens AG	2.6%
Total	29.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Sub Sector	Percent of Net Assets
	Renewable & Alternative Energy		3.4%
	Wind Power Generation Equipment	1.5%
	Renewable Energy Developers & Independent Power Producers (IPPs)	1.9%

	Energy Efficiency		38.2%
	Power Network Efficiency	5.7%
	Industrial Energy Efficiency	21.8%
	Buildings Energy Efficiency	4.9%
	Transport Energy Efficiency	5.8%

	Water Infrastructure & Technologies		17.3%
	Water Infrastructure	9.1%
	Water Treatment Equipment	2.2%
	Water Utilities	6.0%

	Pollution Control		11.5%
	Pollution Control Solutions	1.4%
	Environmental Testing & Gas Sensing	10.1%

	Waste Management & Technologies		3.4%
	General Waste Management	3.4%

	Environmental Support Services		2.5%
	Environmental Consultancies	2.5%

40

December 31, 2021

Sector	Sub Sector	Percent of Net Assets
Food, Agriculture & Forestry			15.4%
	Logistics, Food Safety & Packaging	6.3%
	Sustainable & Efficient Agriculture	9.1%

Diversified Environmental			5.3%
	Diversified Environmental	5.3%

Other assets and liabilities (net)		3.0%	3.0%
Total		100.0%	100.0%

May include companies representing multiple industries within a single “Sector”.

Geographical Diversification

Country	Percent of Net Assets
United States	57.5%
United Kingdom	9.9%
Germany	6.8%
France	6.2%
Netherlands	4.3%
Japan	4.0%
Denmark	3.4%
Taiwan	3.0%
Switzerland	1.4%
Hong Kong	0.5%
Other assets and liabilities (net)	3.0%
Total	100.0%

41

December 31, 2021
Pax Ellevate Global Women’s Leadership Fund

Portfolio Manager Scott LaBreche

Portfolio Manager Christine Cappabianca

Portfolio Managers’ Comments

How did the Pax Ellevate Global Women’s Leadership Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2021, the Investor and Institutional Class had total returns of 17.27% and 17.56%, respectively, compared to 19.46% for the Impax Global Women’s Leadership Index (Women’s Index), 21.82% for the MSCI World (Net) Index (World Index) and 18.11% for the Lipper Global Multi-Cap Core Funds Index.

Global equity markets, as measured by the World Index, increased by 21.82% during the year. Momentum and high beta stocks dominated global market performance, creating a headwind given the Fund’s lower risk and higher quality profile.

What is the investment objective of the Fund?

The Fund seeks investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Women’s Index. The Fund pursues a systematic strategy, investing in the companies comprising the Women’s Index, the first index of the highest-rated companies in the world for gender-diverse leadership, as rated by Impax Gender Analytics.1

The Fund’s systematic investment process overweights the portfolio toward Women’s Index companies with the most favorable gender leadership characteristics seeking to capture the increased investment returns we believe gender-diverse leadership will deliver over time. The Fund exceeds global markets on key gender characteristics including greater representation of women on boards and in senior management. Women hold 42% of the board seats and 35% of senior management positions in companies in the Fund, compared to 32% and 24%, respectively, within the World Index. In addition, 97% percent of companies in the Fund have three or more women on the board and 99% have two or more women on the board, compared with 60% and 80%, respectively, for companies in the World Index. 39% of companies in the Fund have a woman CEO or CFO, compared with 17% of companies in the World Index. In addition, 53% of companies in the Fund have disclosed pay equity analysis, an increase of 12% year-over-year from constituents within our gender leadership universe.

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December 31, 2021

What contributed positively to performance?

The Fund benefited from strong results from several higher-rated companies across multiple sectors. Principal Financial, Microsoft, Bank of America and JPMorgan Chase within Financials and Technology outperformed. Within Heath Care, Pfizer, Eli Lilly and Novo Nordisk in Pharmaceuticals added to performance, along with Quest Diagnostics and Anthem in Health Care Providers & Services. In addition, Estee Lauder and L’Oréal within Consumer Staples outperformed.

What detracted from performance?

During the year, the highest-rated quartile of companies within the World Index, based on the Impax Gender Score, trailed performance of the second and third quartiles, creating a headwind to Fund performance. However, the Fund’s avoidance of companies ranked in the bottom quartile, the worst performing segment, helped performance.

Not owning a few high performing stocks that fall outside the Fund’s universe, like Apple2, NVIDIA, Alphabet and Tesla hurt relative performance. In addition, several highly rated gender leadership companies based on the Impax Gender Score, across a few sectors underperformed. Within Industrials, Sunrun detracted, along with DocuSign, Autodesk and Pinterest within Technology. Additionally, the Fund’s lack of exposure to the Energy sector, due to being fossil fuel free, detracted from relative performance as the Energy sector posted robust returns, due to the continued rise in oil prices throughout the year.

[1]	Impax Gender Analytics, 12/31/2021. The Fund’s investable universe, the Women’s Index, had its annual reconstitution on 12/15/2021.

[2]

Apple was added to the Fund’s investable universe at the Women’s Index annual reconstitution on 12/15/2021. Apple is now the Fund’s largest holding and prior to its addition on 12/15/21 was a large negative relative contributor to performance.

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December 31, 2021
Pax Ellevate Global Women’s Leadership Fund, continued

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2021

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXWEX	17.27%	18.98%	14.17%	11.70%
Institutional Class[1]	PXWIX	17.56%	19.28%	14.45%	11.97%
Impax Global Women’s Leadership (Net) Index*		19.46%	19.73%	14.60%	N/A
MSCI World (Net) Index		21.82%	21.70%	15.03%	12.70%
Lipper Global Multi-Cap Core Funds Index		18.11%	19.13%	13.08%	11.51%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

*	Inception date of Women’s Index is February 28, 2014.

[1]

On June 4, 2014 the Pax World Global Women’s Equality Fund merged into the Pax Ellevate Global Women’s Leadership Fund (the Fund), pursuant to an Agreement and Plan of Reorganization dated March 4, 2014 (the “Reorganization”). Because the Fund had no investment operations prior to the closing of the Reorganization, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for account and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to June 4, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

44

December 31, 2021

Asset Allocation	Percent of Investments
Foreign Stocks	29.6%
U.S. Stocks	69.1%
Cash & Cash Equivalents	1.3%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	4.6%
Microsoft Corp.	4.4%
Amazon.com, Inc.	3.0%
Diageo PLC	2.2%
Estee Lauder Cos, Inc., The, Class A	2.1%
Ulta Beauty, Inc.	2.1%
lululemon athletica, Inc.	2.1%
Celanese Corp.	2.0%
American Water Works Co., Inc.	2.0%
Omnicom Group, Inc.	2.0%
Total	26.5%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	22.1%
Consumer Discretionary	16.0%
Financials	15.7%
Health Care	13.1%
Consumer Staples	10.2%
Materials	6.3%
Communication Services	6.3%
Industrials	5.1%
Utilities	2.8%
Real Estate	1.3%
Other assets and liabilities (net)	1.1%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

45

December 31, 2021
Pax Ellevate Global Women’s Leadership Fund, continued
Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
United States	69.3%
France	7.0%
United Kingdom	5.3%
Canada	4.1%
Netherlands	3.1%
Australia	2.7%
Germany	1.6%
Sweden	1.2%
Switzerland	1.1%
Denmark	1.0%
Spain	0.5%
Hong Kong	0.4%
Italy	0.3%
Brazil	0.3%
Norway	0.2%
Finland	0.2%
Belgium	0.1%
New Zealand	0.1%
Singapore	0.1%
Japan	0.1%
Portugal	0.1%
Israel	0.1%
Austria	0.0%*
Chile	0.0%*
Other Assets and liabilities (net)	1.1%
Total	100.0%

*	Rounds to less than 0.05%.

46

December 31, 2021
Pax International Sustainable Economy Fund

Portfolio Manager Scott LaBreche

Portfolio Manager Christine Cappabianca

Portfolio Managers’ Comments

How did the Pax International Sustainable Economy Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2021, the Institutional Class and Investor Class had total returns of 11.19% and 10.88%, respectively, compared to 11.26% for the MSCI EAFE (Net) Index (EAFE Index), 11.29% for the MSCI EAFE ESG Leaders (Net) Index and 12.16% for the Lipper International Large-Cap Core Funds Index.

During the period, the Fund modestly underperformed the EAFE Index, with strong relative performance during the second half of the year bringing returns for the year just shy of the benchmark.

During the period, the Fund crossed its ten-year since inception milestone. The Fund has outperformed the EAFE Index over the 3-year, 5-year, 10-year and since inception periods ending December 31, 2021. Specifically, over its since inception period (10 years and 11 months, ended December 31, 2021), the Fund’s Institutional Class shares and Investor Class shares have returned 6.17% and 5.90%, respectively, versus the EAFE Index return of 5.72%. We believe that this result, combined with the Fund’s lower risk1 profile, demonstrates the Fund’s long-term risk-adjusted advantage relative to the EAFE Index.

In addition, the Fund has produced strong long-term results compared with its peers. The Institutional Class shares of the Fund (PXNIX) has posted a top 35% ranking (out of 117 funds) over the three-year period, top 22% ranking (out of 101 funds) over the five-year period, top 25% ranking (out of 87 funds) over the ten-year period, and top 16% ranking (out of 71 funds) since inception for the period ended December 31, 2021, based on average annual returns within the Lipper International Large-Cap Core category.2

What is the investment objective of the Fund?

The International Sustainable Economy Fund’s investment objective is to seek long-term growth of capital. The Fund uses a systematic strategy to invest in non-US developed markets companies that we believe are positioned to benefit from the transition to a more sustainable economy.

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December 31, 2021
Pax International Sustainable Economy Fund, continued

Effective March 31, 2021, the Pax MSCI EAFE ESG Leaders Index Fund was renamed the Pax International Sustainable Economy Fund to better reflect this core focus of investing in the transition to a more sustainable economy. The Fund’s investment process was also enhanced with the integration of the Impax Sustainability Lens (Lens) into portfolio construction. The Lens, which is already used in several of our actively managed funds, is a tool that facilitates a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The Fund continues to integrate SmartCarbonTM into its systematic process and we believe that the Fund continues to be a well-diversified portfolio, comprised of companies in non-US developed markets that we feel are ESG leaders.

What contributed positively to performance?

Stock selection of companies with higher ESG ratings as well as those companies within high-opportunity sub-industries was the largest contributor to relative performance. Straumann, Lonza, RELX and CNP Assurance within the Health Care Equipment, Life Sciences Tools & Services, Research & Consulting Services and Life & Health Insurance sub-industries, respectively, were standout relative performers for the year.

Companies with higher ESG ratings outperformed average and lower ESG rated companies during the year. The Fund’s overweight positioning towards top tier MSCI ESG Rating3 companies along with its underweight allocation to lower-rated ESG companies, significantly helped performance.

The Fund utilizes SmartCarbonTM, a proprietary tool that replaces energy sector holdings with energy efficiency stocks. During the period, the Fund’s SmartCarbonTM approach added to relative return. The overweight allocation to energy efficiency companies had a positive impact on performance, with ASML, Schneider Electric and Tokyo Electron posting strong stock specific results. The Fund’s avoidance of the Energy sector detracted from returns due to rising oil prices throughout the year, partially offsetting positive results from the energy efficiency allocation.

In addition, over the period since the SmartCarbon™ approach was integrated into the investment process, it has added 2.39% of relative annualized return compared to the EAFE Index (27-month period: 9/30/2019 – 12/31/2021). Both the Fund’s overweight toward energy efficiency companies and avoidance of the Energy sector have benefited performance.

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December 31, 2021

What detracted from performance?

During the period, the Fund modestly underperformed the EAFE Index, with strong relative performance during the second half of the year bringing returns for the year just shy of the benchmark. Overall Lens positioning was a slight detractor from performance, as low-opportunity and high-risk sub-industries outperformed high-opportunity sub-industries.

The Fund’s avoidance of high-risk low-opportunity sub-industries detracted, as many of these sub-industries outperformed during the year. Apparel Accessories & Luxury Goods was the largest relative detractor in this group. We believe companies in this sub-industry do not have meaningful alignment with opportunities associated with the transition to a sustainable economy and exhibit higher risk due to environmental and social issues within their supply chains. In addition, Fund holdings in the Utilities sector detracted, driven by poor results from Orsted, Iberdrola and Enel, three electric utility companies focused on renewable energy production and goals to reduce GHG emissions in line with the Paris Agreement.

[1]	Risk is measured by standard deviation. PXNIX since inception standard deviation is 14.26 compared to 14.70 for the EAFE Index.

[2]

Data shown represents rankings for the Pax International Sustainable Economy Fund - Institutional Class (PXNIX) in the Lipper International Large-Cap Core category based on average annual returns. Lipper rankings are based on total returns (not including sales charges) for the periods indicated and compare total return performance with that of other funds in the category. The Pax International Sustainable Economy Fund - Institutional Class (PXNIX) 1-year 48th percentile rank out of 117 funds, 3-year 22th percentile rank out of 101 funds, 5-year 25th percentile rank out of 87 funds, 10-year 25th percentile rank out of 87 funds and since inception (01/27/11) 16th percentile rank out of 85 funds.

[3]

MSCI ESG Ratings uses a rules-based methodology designed to measure a company’s resilience to long-term, industry material environmental, social and governance (ESG) risks. Leveraging Artificial Intelligence (AI), machine learning and natural language processing augmented with our 200+ strong team of analysts, MSCI researches and rate companies on a ‘AAA‘ to ‘CCC’ scale according to their exposure to industry-material ESG risks and their ability to manage those risks relative to peers.

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December 31, 2021
Pax International Sustainable Economy Fund, continued

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2021

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	10 Years
Institutional Class[1]	PXNIX	11.19%	14.84%	10.22%	8.37%
Investor Class[1,2]	PXINX	10.88%	14.57%	9.95%	8.10%
MSCI EAFE (Net) Index		11.26%	13.54%	9.55%	8.03%
MSCI EAFE ESG Leaders (Net) Index		11.29%	15.03%	10.21%	8.69%
Lipper International Large-Cap Core Funds Index		12.16%	12.41%	8.55%	7.41%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s inception date is January 27, 2011. Prior to March 31, 2021, Pax International Sustainable Economy Fund was known as Pax MSCI EAFE ESG Leaders Index Fund (the “EAFE ESG Index Fund”) and the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 31, 2021 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy. Effective March 31, 2014, the EAFE ESG Index Fund acquired the assets of Pax World International Fund, a series of Pax World Funds Series Trust I, and of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, pursuant to an Agreement and Plan of Reorganization dated December 13, 2013 (the “Reorganizations”). Because the EAFE ESG Index Fund had no investment operations prior to the closing of the Reorganizations, and based on the similarity of the EAFE ESG Index Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the “Predecessor Fund”) is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the International Sustainable Economy Fund for periods prior to March 31, 2014 is that

50

December 31, 2021

of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

Inception of the Investor Class is March 31, 2014. The performance information shown for the Investor Class shares for periods prior to March 31, 2014 includes the performance of the Predecessor Fund. These returns have been adjusted to reflect the expenses allocable to Investor Class.

Asset Allocation	Percent of Investments
Foreign Stocks	99.8%
Cash & Cash Equivalents	0.2%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
ASML Holding NV	4.1%
Roche Holding AG	3.6%
Novo Nordisk A/S, Class B	2.5%
AstraZeneca PLC	2.3%
SAP SE	2.0%
GlaxoSmithKline PLC	1.5%
Commonwealth Bank of Australia	1.5%
Schneider Electric SE	1.5%
Unilever PLC	1.4%
BNP Paribas SA	1.3%
Total	21.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	18.0%
Industrials	17.8%
Health Care	17.1%
Information Technology	11.1%
Consumer Staples	9.2%
Materials	8.5%
Consumer Discretionary	6.7%
Communication Services	5.1%
Utilities	3.0%
Real Estate	2.8%
Other assets and liabilities (net)	0.7%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

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December 31, 2021
Pax International Sustainable Economy Fund, continued
Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
Japan	23.5%
United Kingdom	12.5%
France	10.8%
Switzerland	10.0%
Germany	8.1%
Netherlands	7.1%
Australia	6.1%
Sweden	4.1%
Denmark	3.9%
Spain	2.1%
Italy	1.9%
Hong Kong	1.6%
Finland	1.4%
Singapore	1.3%
New Zealand	1.3%
Norway	1.0%
Ireland	0.9%
Belgium	0.6%
Austria	0.4%
Israel	0.4%
Portugal	0.3%
Other assets and liabilities (net)	0.7%
Total	100.0%

52

December 31, 2021
Pax Core Bond Fund

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Managers’ Comments

How did the Pax Core Bond Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2021, the Institutional Class and Investor Class shares of the Fund had total returns of -1.38% and -1.63%, respectively, compared to -1.54% for the Bloomberg U.S. Aggregate Bond Index and -1.17% for the Lipper Core Bond Funds Index.

What factors contributed to the Fund’s performance?

During the period, the Fund benefited from both security selection and allocation across multiple sectors. The primary contributors were Treasury holdings and asset-backed securities (ABS).

The Fund was underweight Treasuries for the period which helped performance in a rising rate environment. Additionally, the Fund’s allocation to Treasury Inflation Protection Securities (TIPS) performed well as inflation expectations have risen.

The Fund’s ABS holdings benefited from shorter duration positioning. In addition, most ABS experienced strong collateral performance in the year due to monetary and fiscal stimulus programs.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

Since the beginning of the year, we positioned the portfolio for continued improvement in the economy and slightly rising interest rates. Our approach is to maintain a duration-neutral portfolio and, as such, we do not try to predict interest rate movements.

Our strategy to blunt the potential rise in rates is to overweight credit sectors, including corporate bonds and ABS. Both corporate bonds and ABS have benefited in this fixed income environment, and we believe should continue to benefit from the monetary and fiscal stimulus programs and the re-opening of global economies.

As we head into 2022, while the Fund remains overweight corporate bonds, we have trimmed some of the positions we feel were fully valued. We plan to allocate more resources to the ABS sector given current valuations.

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December 31, 2021
Pax Core Bond Fund, continued

What portfolio holdings contributed positively to performance?

A number of our holdings within the Corporate and ABS sectors were positive contributors. Holdings such as American Museum of Natural History, USAA Capital Corp and Tesla Auto Lease Trust were among top contributors.

What portfolio holdings detracted from performance?

The Fund’s long-dated Treasury holdings with maturities in 2040, 2050 and 2051 detracted from performance. These securities did not perform well in the rising interest rate environment during the period. We manage a duration-neutral portfolio and we believe that our Treasury holdings help offset shorter-duration positions in other sectors.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2021

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	Since Inception[1]
Institutional Class[2]	PXBIX	-1.38%	4.51%	3.26%	3.42%
Investor Class[2]	PAXBX	-1.63%	4.26%	3.00%	3.16%
Bloomberg US Aggregate Bond Index		-1.54%	4.79%	3.57%	3.77%
Lipper Core Bond Funds Index		-1.17%	5.48%	3.96%	4.13%

See ‘Glossary of Terms’ for descriptions of benchmarks.

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December 31, 2021

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Bonds	90.7%
Foreign Bonds	5.9%
Cash & Cash Equivalents	3.4%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
United States Treasury Note, 2.000%, 11/15/41	3.7%
United States Treasury Note, 1.875%, 11/15/51	2.7%
United States Treasury Note, 1.250%, 11/30/26	2.1%
United States Treasury Note, 1.500%, 11/30/28	1.5%
United States Treasury Note (TIPS), 0.375%, 07/15/27	1.1%
European Investment Bank, 3.250%, 01/29/24	1.1%
International Bank for Reconstruction & Development, 1.625%, 01/15/25	1.0%
United States Treasury Note (TIPS), 0.125%, 04/15/22	0.9%
Kreditanstalt fuer Wiederaufbau, 2.625%, 02/28/24	0.7%
European Investment Bank, 2.500%, 03/15/23	0.7%
Total	15.5%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Corporate Bonds	36.8%
Mortgage-Backed Bonds	23.0%
Treasury Bonds	14.6%
Supranational Bonds	12.0%
Asset-Backed Securities	6.8%
Municipal Bonds	1.6%
Agency/Gov’t Related Bonds	1.5%
Community Investment Notes	0.0%*
Other assets and liabilities (net)	3.7%
Total	100.0%

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December 31, 2021
Pax Core Bond Fund, continued
Portfolio Highlights (Unaudited), continued

*	Rounds to less than 0.05%.

Credit Quality*

Bond Rating	Percent of Bonds
U.S. Government	38.4%
AAA	18.9%
AA+	1.0%
AA	1.2%
AA-	2.9%
A+	1.7%
A	5.0%
A-	6.5%
BBB+	6.8%
BBB	5.8%
BBB-	2.4%
BB+	1.4%
BB	1.5%
BB-	0.9%
B+	0.1%
B	0.1%
Not Rated	5.4%
Total	100.0%

*

Credit quality ratings by Standard & Poor’s assist investors by evaluating the credit worthiness of many bond issues. AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Not Rated: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

56

December 31, 2021
Pax High Yield Bond Fund

Portfolio Manager Peter Schwab, CFA

Portfolio Manager Kent Siefers

Portfolio Managers’ Comments

How did the Pax High Yield Bond Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2021, the Investor Class, Class A, and Institutional Class shares of the Fund had total returns of 2.96%, 3.11%, and 3.36% respectively, compared to 4.58% for the ICE BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index (the Index) and 5.85% for the Lipper High Yield Bond Funds Index.

What factors contributed to the Fund’s performance?

During the period, high yield asset class returns were relatively strong at 5.36% as represented by the ICE BofA US High Yield Index.1 Credit spreads declined by -71 basis points during 2021 due to subsiding COVID concerns and robust global equity market performance. The high yield market absorbed meaningfully higher interest rates and performed well, relative to most fixed income asset classes.

The Fund’s underweight in the Energy sector, which notably outperformed during the reporting period, was the primary driver of the Fund’s underperformance. We finalized the implementation of the Fund’s fossil fuel free approach earlier in the year and continue to believe the high yield Energy sector’s longer-term fundamentals remain challenged despite the recent improvement in commodity prices.

In addition, several of the sectors that we consider as being well positioned for the transition to a more sustainable economy, did not rebound as strongly as we anticipated from COVID-induced weakness in 2020. We believe that these sectors tend to be more stable and durable and remain core to our long-term approach. The Fund’s overweights in Media, Healthcare and Telecommunications detracted as these sectors lagged.

Credit selection was a positive contributor, slightly offsetting the sector allocation drag mentioned previously. Media, Consumer Goods and Utilities were three areas of strong credit selection during the period.

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December 31, 2021
Pax High Yield Bond Fund, continued

In aggregate, during a period of significantly higher commodity prices and a preference for lower quality credits, our emphasis on more durable sectors and credits with strong environmental, social and governance (ESG) profiles detracted from performance.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

During the period, the Fund divested from fossil fuels. The decision to limit exposure to fossil fuels reflects our concern about the high yield energy sector’s challenging future fundamentals and poor return prospects, as well as our explicit alignment with the transition to a more sustainable economy. By reducing exposure to fossil fuel companies, we aim to build a more resilient portfolio for our investors, to mitigate climate-related risks and accelerate the low carbon energy transition. We recognize there may be short-term periods of underperformance if the Energy sector performs well, as it did during 2021; however, we believe this will also be accompanied by periods of outperformance when Energy lags. In aggregate, we believe that avoiding the Energy sector in the high yield asset class will result in higher returns and lower volatility over medium- and long-term horizons.

In terms of other sector allocations, the Fund increased exposure to the Services, Technology and Utility sectors while reducing exposure to Basic Industry, Telecommunications and Financial Services.

The Fund’s credit rating exposure changed modestly in 2021. We reduced allocations to BBB and BB rated bonds and added B rated bonds where we found strong relative value. CCC rated bonds ended the year at approximately 9% of the portfolio, down slightly from the end of 2020. Over the course of the year, BB rated bonds decreased to 41.5% from 42.8%, and B rated bonds increased to 42.5% from 38.9%. As of December 31, 2021, the average credit quality of the Fund as measured by S&P was unchanged at B+. We continue to manage the Fund’s duration to be generally in-line with its benchmark. The effective duration of the Fund at year-end was 3.84 years versus the benchmark effective duration of 4.05 years.

What portfolio holdings contributed positively to performance?

Avantor, a healthcare and life sciences company, performed well as they experienced strong organic growth and have a rapidly improving debt profile.

Land O’Lakes, a leading dairy and animal feed producer, had a strong year and, in our view, is executing its farmer-cooperative owned strategy well.

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December 31, 2021

Michaels Stores, a leading retailer of arts and craft products, performed strongly under new ownership and pandemic-induced demand.

Lastly, our underweight in Bausch Health contributed to relative performance as this large index constituent underperformed.

What portfolio holdings detracted from performance?

Altice USA, a cable and broadband provider, had a challenging year due to growing competitive pressures. As a relatively large core holding, the modest underperformance presented a headwind.

Emergent BioSolutions, a specialty biopharmaceutical company, experienced a number of operational challenges and underperformed.

Endo International, a generic drug maker, is facing several legal challenges and growing competition for one of their larger products, which resulted in a difficult year.

Finally, not owning Occidental Petroleum and our underweight to Bath & Body Works detracted as both companies performed well.

[1]

The ICE BofA Merrill Lynch High Yield Index tracks the performance of below investment grade, but not in default, US dollar denominated corporate bonds publicly issued in the US domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P. One cannot invest directly in an index.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

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December 31, 2021
Pax High Yield Bond Fund, continued
Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2021

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PAXHX		2.96%	8.18%	5.47%	5.28%
Class A1,2,4	PXHAX	NAV[3]	3.11%	8.23%	5.50%	5.31%
		POP	-1.55%	6.61%	4.53%	4.83%
Institutional Class[1,2]	PXHIX		3.36%	8.47%	5.77%	5.56%
ICE BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index			4.58%	8.56%	6.04%	6.54%
Lipper High Yield Bond Funds Index			5.85%	8.23%	5.76%	6.24%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the 10-year period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 4.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
U.S. Bonds	84.3%
Foreign Bonds	10.2%
Loans	2.3%
U.S. Stocks	0.4%
Cash & Cash Equivalents	2.8%
Total	100.0%

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December 31, 2021

Top Ten Holdings

Company	Percent of Net Assets
CCO Holdings, LLC/Capital Corp., 4.750%, 03/01/30	1.0%
Avantor Funding, Inc., 4.625%, 07/15/28	0.9%
Centene Corp., 4.625%, 12/15/29	0.9%
Kraft Heinz Foods Co., 4.375%, 06/01/46	0.8%
Prime Security Services Borrower, LLC/Finance, Inc., 6.250%, 01/15/28	0.8%
Standard Industries, Inc., 5.000%, 02/15/27	0.7%
Mileage Plus Holdings, LLC, aka United Air, 6.250%, 06/20/27	0.6%
NCR Corp., 5.125%, 04/15/29	0.6%
Ardagh Packaging Finance, PLC/Holdings USA, Inc., 5.250%, 08/15/27	0.6%
Altice France Holding SA, 10.500%, 05/15/27	0.6%
Total	7.5%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Credit Quality*

Bond Rating	Percent of Bonds
BBB+	0.4%
BBB	0.5%
BBB-	2.8%
BB+	11.2%
BB	18.3%
BB-	13.3%
B+	17.0%
B	16.2%
B-	10.4%
CCC+	7.0%
CCC	1.9%
CCC-	0.5%
Not Rated	0.5%
Total	100.0%

*	See bond rating descriptions on page 55.

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December 31, 2021
Pax High Yield Bond Fund, continued
Portfolio Highlights (Unaudited), continued

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Media	14.5%
Health Care	10.5%
Technology & Electronics	10.0%
Services	9.4%
Basic Industry	9.3%
Retail	8.3%
Consumer Goods	7.5%
Telecommunications	6.2%
Capital Goods	5.6%
Automotive	4.7%
Leisure	2.7%
Financial Services	2.2%
Utility	2.2%
Transportation	1.5%
Real Estate	0.8%
Banking	0.5%
Insurance	0.4%
Community Investment Notes	0.1%
Other assets and liabilities (net)	3.6%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

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December 31, 2021
Pax Sustainable Allocation Fund

Portfolio Manager Andrew Braun

Portfolio Manager Nathan Moser, CFA

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager Peter Schwab, CFA

Portfolio Managers’ Comments

How did the Pax Sustainable Allocation Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2021, the Investor Class and Institutional Class of the Fund had total returns of 15.31% and 15.64%, respectively, compared to 28.71% for the S&P 500 Index, 15.86% for the 60% S&P 500/40% Bloomberg US Aggregate Bond Index blend (the Blended Index), and 13.89% for the Morningstar Allocation – 50% to 70% Equity category average.

Relative to peers in the Morningstar Allocation – 50% to 70% Equity category, the Fund’s Institutional Class ranked in the 32nd percentile for the annual reporting period. The Fund’s Institutional Class performance ranked in the 12th percentile (out of 665 funds) for the 3-year and in the 16th percentile (out of 601 funds) for the 5-year period ending December 31, 20211 in the Morningstar Allocation – 50% to 70% Equity category. During the reporting period, the Pax Sustainable Allocation Fund reached a significant milestone and celebrated its 50th anniversary. Having launched in August 1971, the Fund was the first publicly available mutual fund in the US to use social and environmental as well as financial criteria in the investment process.

What factors contributed to the Fund’s performance?

Global equity markets delivered a robust performance in 2021, despite ongoing concerns over new COVID variants. At the start of the reporting period, global economic activity was accelerated by supportive fiscal and monetary policies, the lifting of COVID restrictions and the rapid progress of vaccination programs. Corporate earnings growth continued to surprise to the upside, driven by pent up demand and rising consumer and business confidence. Growth in demand, coupled with supply chain disruptions and low base effects have resulted in a continuing rise in inflation throughout the year, which resulted in central banks taking action to tighten monetary policy.

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December 31, 2021
Pax Sustainable Allocation Fund, continued

US large capitalization stocks delivered strong performance for the annual reporting period, with the S&P 500 Index returning 28.7%, considerably outperforming international stocks, as measured by the MSCI EAFE Index which returned 11.2%. Fixed income returns finished the year in negative territory, as measured by the Bloomberg US Aggregate Bond Index, which was down -1.5%. In this environment, the Fund’s slight overweight to stocks and underweight to bonds was a significant positive contributor to performance relative to the Blended Index. However, the Fund’s allocation to international stocks detracted from relative performance as non-US stocks underperformed their US counterparts and international stocks are not included in the 60% S&P 500/40% Bloomberg US Aggregate Bond Blended Index. The Fund’s small allocation to cash also detracted from performance.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

Throughout 2021, the Fund remained modestly overweight equities and underweight fixed income. The Fund established initial positions in the Pax High Yield Bond Fund and the Pax Global Sustainable Infrastructure Fund (GSI Fund) to provide enhanced diversification and potentially new sources of alpha. Equity valuations remain stretched, but interest rates remain low relative to historical levels and low rates combined with very tight spreads limit the upside to bond returns. In this environment, the Fund continues to be slightly overweight equity, with an underweight to fixed income and a modest allocation to cash.

What portfolio holdings contributed positively and negatively to performance?

The Pax Large Cap Fund, the Fund’s largest equity holding, was also the largest contributor to return as it outperformed its benchmark, the S&P 500 Index, returning 30.9% (Institutional Class) versus 28.7%. The Fund’s allocation to the Pax Small Cap Fund was also a positive contributor as it meaningfully outperformed its benchmark, the Russell 2000 Index, returning 30.5% (Institutional Class) versus 14.8%, in a year where small cap stocks significantly lagged the performance of large cap stocks. The GSI Fund detracted from performance as conventionally more defensive infrastructure companies lagged the performance of the broader US and global markets. Additionally, traditionally more carbon intensive energy companies outperformed the GSI Fund’s allocation to companies engaged in more sustainable energy practices.

[1]

Rankings in other time periods may be lower. Comparison based on the Morningstar 50%-70% Equity peer group for the period ending 12/31/21. The Pax Sustainable Allocation Fund’s Institutional Class performance for the 1-year period ranked 183 out of 710 (32nd percentile), for the 3-year period ranked 70 out of 665 (12th percentile), for the 5-year period ranked 77 out of 601 (16th percentile), and for the 10-year period 123

64

December 31, 2021

out of 433 (29th percentile). The Pax Sustainable Allocation Fund’s Investor Class performance for the 1-year period ranked 204 out of 710 (34th percentile), for the 3-year period ranked 96 out of 665 (17th percentile), for the 5-year period ranked 102 out of 601 (21st percentile), and for the 10-year period 154 out of 433 (36th percentile).

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2021

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PAXWX	15.31%	17.42%	11.93%	9.96%
Institutional Class[1]	PAXIX	15.64%	17.73%	12.21%	10.24%
S&P 500 Index		28.71%	26.07%	18.47%	16.55%
Blended Index		15.86%	17.54%	12.62%	11.14%
Morningstar Allocation — 50% to 70% Equity		13.89%	14.85%	10.39%	9.33%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

65

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Pax Sustainable Allocation Fund, continued
Portfolio Highlights (Unaudited), continued

Manager Allocations

Fund Allocation	Percent of Net Assets
Equity
Large-Cap/Multi-Cap Core Strategies
Pax Large Cap Fund	43.1%
Small Cap Core Strategies
Pax Small Cap Fund	3.2%
Foreign Strategies
Pax Ellevate Global Women’s Leadership Fund	2.7%
Pax Global Environmental Markets Fund	2.7%
Pax Global Opportunities Fund	2.6%
Pax Global Sustainable Infrastructure Fund	3.0%
Pax International Sustainable Economy Fund	6.5%
Total Equity	63.8%

Fixed Income
Investment Grade/Intermediate
Pax Core Bond Fund	27.6%
High Yield Strategies
Pax High Yield Bond Fund	3.5%
Total Fixed Income	31.1%

Cash & Cash Equivalents	5.1%
Total	100.0%

66

December 31, 2021
Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund’s prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2021 and ending on December 31, 2021.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of fifteen dollars. If you are invested in one of these account types, you should add an additional $7.50 to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following pages provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, our costs would have been higher.

67

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Shareholder Expense Examples (Unaudited), continued

Based on Actual Fund Return
	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Investor	$ 1,000.00	$ 1,094.50	0.97%	$ 5.12
Large Cap Fund - Institutional	1,000.00	1,096.30	0.73%	3.86
Small Cap Fund - Investor	1,000.00	1,053.60	1.16%	6.00
Small Cap Fund - Class A	1,000.00	1,053.30	1.16%	6.00
Small Cap Fund - Institutional	1,000.00	1,054.70	0.91%	4.71
US Sustainable Economy Fund - Investor	1,000.00	1,116.80	0.70%	3.73
US Sustainable Economy Fund - Class A	1,000.00	1,116.40	0.71%	3.79
US Sustainable Economy Fund - Institutional	1,000.00	1,118.00	0.45%	2.40
Global Sustainable Infrastructure Fund - Investor	1,000.00	1,031.30	0.82%	4.20
Global Sustainable Infrastructure Fund - Institutional	1,000.00	1,033.10	0.55%	2.82
Global Opportunities Fund - Investor	1,000.00	1,093.70	1.23%	6.49
Global Opportunities Fund - Institutional	1,000.00	1,094.80	0.98%	5.17
Global Environmental Markets Fund - Investor	1,000.00	1,092.60	1.18%	6.22
Global Environmental Markets Fund - Class A	1,000.00	1,092.40	1.18%	6.22
Global Environmental Markets Fund - Institutional	1,000.00	1,093.80	0.93%	4.91
Global Women’s Leadership Fund - Investor	1,000.00	1,044.20	0.76%	3.92
Global Women’s Leadership Fund - Institutional	1,000.00	1,045.30	0.51%	2.63
International Sustainable Economy Fund - Investor	1,000.00	1,039.90	0.72%	3.70
International Sustainable Economy Fund - Institutional	1,000.00	1,041.10	0.47%	2.42
Core Bond Fund - Investor	1,000.00	998.80	0.71%	3.58
Core Bond Fund - Institutional	1,000.00	1,000.10	0.46%	2.32
High Yield Bond Fund - Investor	1,000.00	1,010.20	0.95%	4.81
High Yield Bond Fund - Class A	1,000.00	1,010.20	0.95%	4.81
High Yield Bond Fund - Institutional	1,000.00	1,011.40	0.70%	3.55
Sustainable Allocation Fund - Investor	1,000.00	1,051.00	0.30%	1.55
Sustainable Allocation Fund - Institutional	1,000.00	1,052.70	0.05%	0.26

[1]

Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2021 and ending on December 31, 2021).

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Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)
	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Investor	$ 1,000.00	$ 1,020.32	0.97%	$ 4.94
Large Cap Fund - Institutional	1,000.00	1,021.53	0.73%	3.72
Small Cap Fund - Investor	1,000.00	1,019.36	1.16%	5.90
Small Cap Fund - Class A	1,000.00	1,019.36	1.16%	5.90
Small Cap Fund - Institutional	1,000.00	1,020.62	0.91%	4.63
US Sustainable Economy Fund - Investor	1,000.00	1,021.68	0.70%	3.57
US Sustainable Economy Fund - Class A	1,000.00	1,021.63	0.71%	3.62
US Sustainable Economy Fund - Institutional	1,000.00	1,022.94	0.45%	2.29
Global Sustainable Infrastructure Fund - Investor	1,000.00	1,021.07	0.82%	4.18
Global Sustainable Infrastructure Fund - Institutional	1,000.00	1,022.43	0.55%	2.80
Global Opportunities Fund - Investor	1,000.00	1,019.00	1.23%	6.26
Global Opportunities Fund - Institutional	1,000.00	1,020.27	0.98%	4.99
Global Environmental Markets Fund - Investor	1,000.00	1,019.26	1.18%	6.01
Global Environmental Markets Fund - Class A	1,000.00	1,019.26	1.18%	6.01
Global Environmental Markets Fund - Institutional	1,000.00	1,020.52	0.93%	4.74
Global Women’s Leadership Fund - Investor	1,000.00	1,021.37	0.76%	3.87
Global Women’s Leadership Fund - Institutional	1,000.00	1,022.63	0.51%	2.60
International Sustainable Economy Fund - Investor	1,000.00	1,021.58	0.72%	3.67
International Sustainable Economy Fund - Institutional	1,000.00	1,022.84	0.47%	2.40
Core Bond Fund- Investor	1,000.00	1,021.63	0.71%	3.62
Core Bond Fund - Institutional	1,000.00	1,022.82	0.46%	2.35
High Yield Bond Fund - Investor	1,000.00	1,020.42	0.95%	4.84
High Yield Bond Fund - Class A	1,000.00	1,020.42	0.95%	4.84
High Yield Bond Fund - Institutional	1,000.00	1,021.68	0.70%	3.57
Sustainable Allocation Fund - Investor	1,000.00	1,023.69	0.30%	1.53
Sustainable Allocation Fund - Institutional	1,000.00	1,024.95	0.05%	0.26

[1]

Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2021 and ending on December 31, 2021).

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December 31, 2021
Schedules of Investments

Pax Large Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 97.6%
Communication Services: 8.4%
Alphabet, Inc., Class A (a)	19,263	$55,805,681
Alphabet, Inc., Class C (a)	13,788	39,896,819
T-Mobile US, Inc. (a)	308,808	35,815,552
		131,518,052
Consumer Discretionary: 9.4%
Amazon.com, Inc. (a)	12,028	40,105,442
Aptiv PLC (a)	180,100	29,707,495
Lowe’s Cos., Inc.	150,730	38,960,690
Mohawk Industries, Inc. (a)	71,852	13,089,997
Target Corp.	113,482	26,264,274
		148,127,898
Consumer Staples: 6.4%
McCormick & Co., Inc.	309,700	29,920,117
Procter & Gamble Co., The	268,407	43,906,017
Sysco Corp.	342,705	26,919,478
		100,745,612
Financials: 10.1%
BlackRock, Inc.	27,026	24,743,925
Citizens Financial Group, Inc.	797,284	37,671,669
JPMorgan Chase & Co.	206,060	32,629,601
Lincoln National Corp.	419,382	28,627,015
Voya Financial, Inc.	533,613	35,383,878
		159,056,088
Health Care: 15.5%
Becton Dickinson & Co.	100,094	25,171,639
Bristol-Myers Squibb Co.	577,181	35,987,235
CVS Health Corp.	353,760	36,493,881
IQVIA Holdings, Inc. (a)	94,400	26,634,016
Medtronic PLC	331,875	34,332,469
Merck & Co., Inc.	367,068	28,132,092
Organon & Co.	906,971	27,617,267
Vertex Pharmaceuticals, Inc. (a)	130,300	28,613,880
		242,982,479
Industrials: 9.6%
Otis Worldwide Corp.	280,900	24,457,963
Stanley Black & Decker, Inc.	128,300	24,199,946
Trane Technologies PLC	169,403	34,224,488
United Parcel Service, Inc., Class B	155,588	33,348,732
Waste Management, Inc.	120,712	20,146,833
Xylem, Inc.	118,100	14,162,552
		150,540,514
Information Technology: 28.1% (b)
Akamai Technologies, Inc. (a)	274,400	32,115,776
Apple, Inc.	387,180	68,751,553

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
Applied Materials, Inc.	235,894	$37,120,280
Arista Networks, Inc. (a)	186,400	26,795,000
Fiserv, Inc. (a)	287,633	29,853,429
Microsoft Corp.	313,224	105,343,496
NortonLifeLock, Inc.	640,000	16,627,200
PTC, Inc. (a)	191,300	23,175,995
salesforce.com, Inc. (a)	128,818	32,736,518
TE Connectivity, Ltd.	153,800	24,814,092
Trimble, Inc. (a)	207,700	18,109,363
Visa, Inc., Class A	114,362	24,783,389
		440,226,091
Materials: 3.3%
International Flavors & Fragrances, Inc.	158,948	23,945,516
PPG Industries, Inc.	162,892	28,089,097
		52,034,613
Real Estate: 5.8%
American Tower Corp., REIT	79,200	23,166,000
Equinix, Inc., REIT	26,542	22,450,285
Prologis, Inc., REIT	153,300	25,809,588
Welltower, Inc., REIT	223,500	19,169,595
		90,595,468
Utilities: 1.0%
American Water Works Co., Inc.	83,300	15,732,038

TOTAL COMMON STOCKS
(Cost $922,605,750)		1,531,558,853

MONEY MARKET: 2.3%
State Street Institutional U.S. Government Money Market Fund, 0.030% (c)(d)	36,734,062	36,734,062
(Cost $36,734,062)

TOTAL INVESTMENTS: 99.9%
(Cost $959,339,812)		1,568,292,915

OTHER ASSETS AND LIABILITIES — (NET): 0.1%		1,219,515

NET ASSETS: 100.0%		$1,569,512,430

(a)	Non-income producing security.
(b)	Broad industry sectors used for financial reporting.

SEE NOTES TO FINANCIAL STATEMENTS	70

December 31, 2021
Schedules of Investments, continued

Pax Large Cap Fund, continued

(c)	Rate shown represents annualized 7-day yield as of December 31, 2021.
(d)	Premier Class shares

REIT - Real Estate Investment Trust

71	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax Small Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 94.7%
Communication Services: 2.2%
QuinStreet, Inc. (a)	896,390	$16,305,334

Consumer Discretionary: 10.0%
Carter’s, Inc.	89,826	9,092,188
Columbia Sportswear Co.	95,515	9,306,982
Crocs, Inc. (a)	35,964	4,611,304
Deckers Outdoor Corp. (a)	28,000	10,256,680
Fox Factory Holding Corp. (a)	72,331	12,303,503
Leslie’s, Inc. (a)	346,021	8,186,857
National Vision Holdings, Inc. (a)	210,669	10,110,005
Planet Fitness, Inc., Class A (a)	114,271	10,350,667
		74,218,186
Consumer Staples: 4.3%
BJ’s Wholesale Club Holdings, Inc. (a)	154,955	10,377,336
Darling Ingredients, Inc. (a)	158,294	10,968,192
Simply Good Foods Co., The (a)	258,620	10,750,833
		32,096,361
Financials: 18.8%
Brightsphere Investment Group, Inc.	823,745	21,087,872
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT (b)	213,505	11,341,386
HomeTrust Bancshares, Inc.	762,236	23,614,071
Independent Bank Corp.	275,000	22,420,750
SuRo Capital Corp. (b)	703,800	9,114,210
Victory Capital Holdings, Inc., Class A	972,198	35,514,393
Voya Financial, Inc. (b)	246,040	16,314,912
		139,407,594
Health Care: 18.8%
CryoPort, Inc. (a)	157,375	9,311,879
Health Catalyst, Inc. (a)	385,056	15,255,919
Karuna Therapeutics, Inc. (a)	99,463	13,029,653
Ligand Pharmaceuticals, Inc. (a)	134,820	20,824,297
Natus Medical, Inc. (a)	656,049	15,568,043

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
Omnicell, Inc. (a)	83,163	$15,005,932
Pacira BioSciences, Inc. (a)	258,936	15,580,179
R1 RCM, Inc. (a)	150,000	3,823,500
SI-BONE, Inc. (a)	645,343	14,333,068
Vocera Communications, Inc. (a)	256,724	16,645,984
		139,378,454
Industrials: 15.5%
AZEK Co Inc., The (a)	419,349	19,390,699
Colfax Corp. (a)	241,892	11,119,775
Comfort Systems USA, Inc.	75,695	7,489,263
Evoqua Water Technologies Corp. (a)	314,343	14,695,535
Gates Industrial Corp PLC (a)	597,713	9,509,614
GrafTech International, Ltd.	600,000	7,098,000
Great Lakes Dredge & Dock Corp. (a)	476,704	7,493,787
Herc Holdings, Inc.	45,000	7,044,750
MSA Safety, Inc.	60,089	9,071,035
Stericycle, Inc. (a)	137,906	8,224,714
Vertiv Holdings Co.	561,461	14,019,681
		115,156,853
Information Technology: 13.7%
8x8, Inc. (a)	373,491	6,259,709
Belden, Inc.	145,000	9,530,850
Ciena Corp. (a)	223,064	17,169,236
Extreme Networks, Inc. (a)	636,784	9,997,509
Mitek Systems, Inc. (a)	452,579	8,033,277
Napco Security Technologies, Inc. (a)	13,901	694,772
Onto Innovation, Inc. (a)	177,557	17,974,095
Ribbon Communications, Inc. (a)	1,087,819	6,581,305
Sprout Social, Inc., Class A (a)	51,724	4,690,850
Verra Mobility Corp. (a)	548,661	8,465,839
Workiva, Inc. (a)	96,814	12,633,259
		102,030,701
Materials: 3.8%
Element Solutions, Inc.	586,946	14,251,049
Graphic Packaging Holding Co.	733,585	14,304,907
		28,555,956

SEE NOTES TO FINANCIAL STATEMENTS	72

December 31, 2021
Schedules of Investments, continued

Pax Small Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate: 7.6%
Altus Group, Ltd.	247,910	$13,908,987
CatchMark Timber Trust, Inc, Class A, REIT	1,196,169	10,418,632
Healthcare Realty Trust, Inc., REIT	421,352	13,331,577
Rayonier, Inc., REIT	461,676	18,633,243
		56,292,439
TOTAL COMMON STOCKS
(Cost $538,909,670)		703,441,878

MONEY MARKET: 3.9%
State Street Institutional U.S. Government Money Market Fund, 0.030% (c)(d)	28,631,950	28,631,950
(Cost $28,631,950)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.032% (c)(d)	8,711,743	8,711,743
(Cost $8,711,743)

TOTAL INVESTMENTS: 99.8%
(Cost $576,253,363)		740,785,571

PAYABLE UPON RETURN OF SECURITIES LOANED: -1.2%		(8,711,743)

OTHER ASSETS AND LIABILITIES — (NET): 1.4%		10,588,096

NET ASSETS: 100.0%		$742,661,924

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2021. The total market value of securities on loan as of December 31, 2021 was $11,676,146.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2021.
(d)	Premier Class shares

REIT - Real Estate Investment Trust

73	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax US Sustainable Economy Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.0%
Communication Services: 7.9%
Alphabet, Inc., Class A (a)	3,646	$10,562,608
Alphabet, Inc., Class C (a)	1,416	4,097,323
AT&T, Inc.	5,803	142,754
Cable One, Inc.	152	268,044
Electronic Arts, Inc.	4,419	582,866
Interpublic Group of Cos Inc., The	24,158	904,717
T-Mobile US, Inc. (a)	2,151	249,473
Verizon Communications, Inc.	96,573	5,017,933
ViacomCBS, Inc., Class B	72,705	2,194,237
Zynga, Inc., Class A (a)	147,902	946,573
		24,966,528
Consumer Discretionary: 6.7%
Amazon.com, Inc. (a)	292	973,627
Aptiv PLC (a)	6,198	1,022,360
Best Buy Co., Inc.	16,089	1,634,642
BorgWarner, Inc.	18,878	850,831
Brunswick Corp.	21,081	2,123,489
DR Horton, Inc.	2,991	324,374
eBay, Inc.	18,502	1,230,383
Etsy, Inc. (a)	1,346	294,693
Gentex Corp.	7,787	271,377
Grand Canyon Education, Inc. (a)	14,692	1,259,251
Harley-Davidson, Inc.	7,214	271,896
Hasbro, Inc.	2,717	276,536
Home Depot, Inc., The	15,025	6,235,526
Lear Corp.	1,548	283,207
Lowe’s Cos., Inc.	6,007	1,552,689
MGM Resorts International	7,052	316,494
Nordstrom, Inc. (a)(b)	6,831	154,517
NVR, Inc. (a)	61	360,441
Planet Fitness, Inc., Class A (a)	3,379	306,070
PulteGroup, Inc.	5,022	287,058
Tractor Supply Co.	772	184,199
Vail Resorts, Inc.	954	312,817
Whirlpool Corp.	1,251	293,560
Williams-Sonoma, Inc.	1,790	302,743
		21,122,780
Consumer Staples: 6.4%
Archer-Daniels-Midland Co.	5,061	342,073
Clorox Co., The	3,992	696,045
Colgate-Palmolive Co.	15,191	1,296,400
Estee Lauder Cos, Inc., The, Class A	1,475	546,045

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Staples, continued
General Mills, Inc.	27,830	$1,875,185
Hershey Co., The	6,329	1,224,472
J.M. Smucker Co., The	10,279	1,396,094
Kimberly-Clark Corp.	16,988	2,427,925
Kroger Co., The	55,595	2,516,230
PepsiCo, Inc.	20,192	3,507,551
Procter & Gamble Co., The	21,222	3,471,495
Walgreens Boots Alliance, Inc.	14,218	741,611
		20,041,126
Financials: 8.6%
Affiliated Managers Group, Inc.	4,199	690,777
Aflac, Inc.	50,315	2,937,893
Allstate Corp., The	33,677	3,962,100
Ally Financial, Inc.	5,840	278,042
American Express Co.	1,752	286,627
Ameriprise Financial, Inc.	5,128	1,546,912
Bank of New York Mellon Corp., The	46,042	2,674,119
FactSet Research Systems, Inc.	366	177,880
Hartford Financial Services Group, Inc., The	19,707	1,360,571
Huntington Bancshares, Inc.	16,359	252,256
Loews Corp.	5,005	289,089
LPL Financial Holdings, Inc.	13,313	2,131,278
MarketAxess Holdings, Inc.	1,064	437,591
MetLife, Inc.	69,888	4,367,302
PNC Financial Services Group, Inc., The	1,906	382,191
Progressive Corp., The	11,355	1,165,591
Prudential Financial, Inc.	2,920	316,061
Regions Financial Corp.	15,088	328,918
Reinsurance Group of America, Inc.	2,531	277,119
Synchrony Financial	6,230	289,010
Unum Group	122,069	2,999,235
		27,150,562
Health Care: 17.3%
AbbVie, Inc.	22,704	3,074,122
Agilent Technologies, Inc.	16,677	2,662,483
Amgen, Inc.	8,201	1,844,979
Anthem, Inc.	1,660	769,476
Baxter International, Inc.	3,077	264,130

SEE NOTES TO FINANCIAL STATEMENTS	74

December 31, 2021
Schedules of Investments, continued

Pax US Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
Bio-Rad Laboratories, Inc., Class A (a)	1,174	$887,039
Bristol-Myers Squibb Co.	65,258	4,068,836
Catalent, Inc. (a)	2,434	311,625
Cerner Corp.	24,499	2,275,222
Charles River Laboratories International, Inc. (a)	950	357,941
CVS Health Corp.	32,880	3,391,901
Eli Lilly & Co.	13,352	3,688,089
Encompass Health Corp.	3,601	235,001
Hologic, Inc. (a)	3,626	277,607
Humana, Inc.	681	315,889
IDEXX Laboratories, Inc. (a)	575	378,615
Illumina, Inc. (a)	7,185	2,733,461
Johnson & Johnson	35,068	5,999,084
Merck & Co., Inc.	27,277	2,090,509
Mettler-Toledo International, Inc. (a)	287	487,099
Organon & Co.	2,361	71,892
Thermo Fisher Scientific, Inc.	10,598	7,071,410
West Pharmaceutical Services, Inc.	10,744	5,039,043
Zoetis, Inc.	24,546	5,989,960
		54,285,413
Industrials: 7.9%
A.O. Smith Corp.	4,186	359,368
Acuity Brands, Inc.	1,915	405,444
Allegion PLC	2,124	281,303
Booz Allen Hamilton Holding Corp.	2,409	204,259
C.H. Robinson Worldwide, Inc.	8,632	929,062
CSX Corp.	8,142	306,139
Cummins, Inc.	7,064	1,540,941
Emerson Electric Co.	10,777	1,001,938
Expeditors International of Washington, Inc.	1,279	171,757
FedEx Corp.	961	248,553
Gates Industrial Corp PLC (a)	16,431	261,417
Graco, Inc.	3,646	293,941
Hexcel Corp. (a)	4,557	236,053
Hubbell, Inc.	1,459	303,866
IDEX Corp.	1,355	320,214
Illinois Tool Works, Inc.	1,159	286,041
Johnson Controls International PLC	21,216	1,725,073
Norfolk Southern Corp.	6,318	1,880,932

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Industrials, continued
Owens Corning	2,875	$260,188
Regal Rexnord Corp	1,781	303,091
Rockwell Automation, Inc.	3,573	1,246,441
Sensata Technologies Holding, PLC (a)	4,418	272,546
Trane Technologies PLC	6,924	1,398,856
Union Pacific Corp.	4,186	1,054,579
United Parcel Service, Inc., Class B	13,483	2,889,945
United Rentals, Inc. (a)	3,358	1,115,830
W.W. Grainger, Inc.	822	425,993
Waste Management, Inc.	31,178	5,203,607
		24,927,377
Information Technology: 34.2% (c)
Accenture PLC, Class A	6,399	2,652,705
Adobe, Inc. (a)	1,568	889,150
Analog Devices, Inc.	13,909	2,444,785
ANSYS, Inc. (a)	3,510	1,407,931
Apple, Inc.	110,376	19,599,465
Applied Materials, Inc.	20,065	3,157,428
Autodesk, Inc. (a)	6,162	1,732,693
Avnet, Inc.	4,179	172,300
Cadence Design Systems, Inc. (a)	8,007	1,492,104
Cisco Systems, Inc.	32,372	2,051,414
Citrix Systems, Inc.	7,220	682,940
Cognex Corp.	3,268	254,120
Corning, Inc.	6,100	227,103
Dell Technologies, Inc., Class C (a)	3,366	189,068
DocuSign,Inc. (a)	5,764	877,915
F5 Networks, Inc. (a)	144	35,238
First Solar, Inc. (a)	3,136	273,334
HP, Inc.	47,603	1,793,205
HubSpot, Inc. (a)	5,196	3,424,943
IBM	11,495	1,536,422
Intel Corp.	58,333	3,004,150
Intuit, Inc.	1,959	1,260,068
Keysight Technologies, Inc. (a)	3,377	697,384
Kyndryl Holdings, Inc. (a)	2,320	41,992
Lam Research Corp.	7,612	5,474,169
MasterCard, Inc., Class A	10,628	3,818,853
Microsoft Corp.	50,455	16,969,025
National Instruments Corp.	6,039	263,723
Nuance Communications, Inc. (a)	17,158	949,181

75	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax US Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
NVIDIA Corp.	37,619	$11,064,123
NXP Semiconductors NV	8,468	1,928,841
Okta, Inc. (a)	5,646	1,265,664
PayPal Holdings Inc (a)	1,870	352,645
PTC, Inc. (a)	3,090	374,354
QUALCOMM, Inc.	2,011	367,752
salesforce.com, Inc. (a)	8,695	2,209,660
ServiceNow, Inc. (a)	4,362	2,831,418
Splunk, Inc. (a)	2,017	233,407
Square, Inc., Class A (a)	1,168	188,644
Synopsys, Inc. (a)	4,423	1,629,876
Texas Instruments, Inc.	19,280	3,633,702
Trimble, Inc. (a)	3,561	310,484
Universal Display Corp.	3,957	653,024
Visa, Inc., Class A	7,342	1,591,085
VMware, Inc., Class A	7,211	835,611
Western Digital Corp. (a)	3,942	257,058
Wolfspeed, Inc. (a)	3,189	356,435
		107,456,591
Materials: 4.1%
Air Products & Chemicals, Inc.	6,643	2,021,199
Amcor PLC	22,272	267,487
Axalta Coating Systems, Ltd. (a)	8,903	294,867
Celanese Corp.	1,754	294,777
Chemours Co., The	9,485	318,317
Eastman Chemical Co.	3,486	421,492
Ecolab, Inc.	13,537	3,175,644
Graphic Packaging Holding Co.	16,351	318,845
International Flavors & Fragrances, Inc.	18,549	2,794,407
International Paper Co.	4,822	226,538
Martin Marietta Materials, Inc.	775	341,403
Packaging Corp of America	2,026	275,840
PPG Industries, Inc.	8,865	1,528,681
Sherwin-Williams Co., The	1,157	407,449
Sonoco Products Co.	250	14,473
Sylvamo Corp (a)	442	12,327
WestRock Co.	4,900	217,364
		12,931,110

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate: 4.1%
Boston Properties, Inc., REIT (b)	3,133	$360,859
CBRE Group, Inc., Class A (a)	43,354	4,704,343
Equinix, Inc., REIT	1,625	1,374,490
Equity Residential, REIT	3,678	332,859
Healthpeak Properties, Inc., REIT	52,420	1,891,838
Host Hotels & Resorts, Inc., REIT (a)	15,303	266,119
Omega Healthcare Investors, Inc., REIT	1,090	32,253
Park Hotels & Resorts, Inc., REIT (a)	11,993	226,428
Prologis, Inc., REIT	12,975	2,184,471
Rayonier, Inc., REIT	820	33,095
UDR, Inc., REIT	5,889	353,281
Ventas, Inc., REIT	4,810	245,887
Welltower, Inc., REIT	8,421	722,269
Weyerhaeuser Co., REIT	7,495	308,644
		13,036,836
Utilities: 1.8%
American Water Works Co., Inc.	26,336	4,973,817
Avangrid, Inc. (b)	5,363	267,506
Edison International	4,335	295,864
		5,537,187
TOTAL COMMON STOCKS
(Cost $166,864,331)		311,455,510

MONEY MARKET: 1.0%
State Street Institutional U.S. Government Money Market Fund, 0.030% (d)(e)	2,979,475	2,979,475
(Cost $2,979,475)

SEE NOTES TO FINANCIAL STATEMENTS	76

December 31, 2021
Schedules of Investments, continued

Pax US Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.0% (f)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.032% (d)(e)	110,051	$110,051
(Cost $110,051)

TOTAL INVESTMENTS: 100.0%
(Cost $169,953,857)		314,545,036

PAYABLE UPON RETURN OF SECURITIES LOANED: 0.0% (f)		(110,051)

OTHER ASSETS AND LIABILITIES — (NET): 0.0% (f)		(12,220)

NET ASSETS: 100.0%		$314,422,765

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2021. The total market value of securities on loan as of December 31, 2021 was $748,297.
(c)	Broad industry sectors used for financial reporting.
(d)	Rate shown represents annualized 7-day yield as of December 31, 2021.
(e)	Premier Class shares
(f)	Rounds to less than 0.05%.

77	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax Global Sustainable Infrastructure Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 97.9%
Communication Services: 19.8%
AT&T, Inc.	68,757	$1,691,423
BCE, Inc.	22,177	1,153,776
Globe Telecom, Inc.	5,405	352,119
Hellenic Telecommunications Organization SA	10,579	195,778
HKT Trust & HKT, Ltd.	676,000	908,321
Koninklijke KPN NV	49,516	153,901
Lumen Technologies, Inc.	78,498	985,150
Orange SA	87,361	933,206
PCCW, Ltd.	1,121,000	567,978
Proximus SADP (a)	39,714	775,604
Singapore Telecommunications, Ltd.	551,500	949,396
SK Telecom Co., Ltd.	8,426	409,473
SoftBank Corp.	77,500	978,869
Spark New Zealand, Ltd.	212,668	657,673
Swisscom AG	632	356,526
Tele2 AB, Class B	66,640	950,664
Telecom Italia SpA	1,781,044	845,510
Telefonica Deutschland Holding AG	345,413	958,102
Telefonica SA	246,972	1,070,923
Telenor ASA	55,893	878,585
Telia Company AB	219,496	858,441
Telstra Corp., Ltd.	105,982	322,100
Verizon Communications, Inc.	26,455	1,374,602
Vodafone Group PLC	671,625	1,011,626
		19,339,746
Consumer Discretionary: 0.1%
China Education Group Holdings, Ltd.	45,000	73,125

Financials: 0.6%
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT (a)	11,630	617,786

Health Care: 4.9%
Cigna Corp.	3,302	758,238
CVS Health Corp.	8,899	918,020
Encompass Health Corp.	6,707	437,699
HCA Healthcare, Inc.	2,752	707,044
Premier, Inc., Class A	17,636	726,074
Quest Diagnostics, Inc.	3,273	566,262
Select Medical Holdings Corp.	4,910	144,354

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
Sonic Healthcare, Ltd.	15,956	$541,169
		4,798,860
Industrials: 22.7%
Advanced Drainage Systems, Inc.	4,350	592,166
Andritz AG	14,001	720,114
Bloom Energy Corp., Class A (a)(b)	21,570	473,030
Brambles, Ltd.	91,820	710,349
Canadian Pacific Railway, Ltd.	7,050	507,063
Carlisle Companies, Inc.	2,124	527,007
China Conch Venture Holdings, Ltd.	124,500	608,959
Clean Harbors, Inc. (b)	3,558	354,982
CSX Corp.	28,898	1,086,565
Geberit AG	268	218,456
Generac Holdings, Inc. (b)	1,256	442,012
Hankyu Hanshin Holdings, Inc.	100	2,842
Herc Holdings, Inc.	93	14,559
Hubbell, Inc.	3,351	697,913
ITM Power PLC (a)(b)	19,483	104,579
MTR Corp., Ltd.	172,224	924,507
NEL ASA (b)	63,883	109,202
Nexans SA	1,935	189,203
Norfolk Southern Corp.	4,129	1,229,245
Pentair PLC	9,814	716,716
Plug Power, Inc. (b)	12,449	351,435
Prysmian SpA	18,037	678,482
Quanta Services, Inc.	7,027	805,716
Schneider Electric SE	9,864	1,939,216
Shimizu Corp.	51,500	319,318
Sunrun, Inc. (a)(b)	8,275	283,833
Union Pacific Corp.	5,980	1,506,541
United Rentals, Inc. (b)	1,329	441,613
Vestas Wind Systems A/S	4,808	146,428
Waste Management, Inc.	13,901	2,320,076
Watts Water Technologies, Inc., Class A	3,184	618,237
West Japan Railway Co.	11,500	480,964
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	583,600	1,139,331
Xylem, Inc.	7,274	872,298
		22,132,957

SEE NOTES TO FINANCIAL STATEMENTS	78

December 31, 2021
Schedules of Investments, continued

Pax Global Sustainable Infrastructure Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology: 8.5%
ASML Holding NV	116	$92,918
Check Point Software Technologies, Ltd. (b)	3,038	354,109
China Railway Signal & Communication Corp., Ltd., Class H	1,418,000	518,278
Cisco Systems, Inc.	19,932	1,263,091
Enphase Energy, Inc. (b)	2,501	457,533
First Solar, Inc. (b)	5,443	474,412
Itron, Inc. (b)	3,538	242,424
Juniper Networks, Inc.	14,921	532,829
Motorola Solutions, Inc.	1,558	423,309
Oracle Corp.	6,100	463,438
SolarEdge Technologies, Inc. (b)	1,536	430,956
SunPower Corp. (b)	22,770	475,210
Taiwan Semiconductor Manufacturing Co., Ltd.	15,708	1,889,829
Xinyi Solar Holdings, Ltd.	395,389	671,269
		8,289,605
Real Estate: 9.9%
American Campus Communities, Inc., REIT	14,501	830,762
Ascendas Real Estate Investment Trust, REIT	95,900	210,115
Boston Properties, Inc., REIT	1,583	182,330
Cousins Properties, Inc., REIT	4,668	188,027
Covivio, REIT	10,107	829,641
Dexus, REIT	23,389	189,120
Douglas Emmett, Inc., REIT	5,138	172,123
Healthpeak Properties, Inc., REIT	28,401	1,024,991
ICADE, REIT	8,797	632,955
Omega Healthcare Investors, Inc., REIT	34,858	1,031,447
SL Green Realty Corp., REIT	9,318	668,101
STAG Industrial, Inc., Class A, REIT	18,581	891,145
Stockland, REIT	49,932	154,041
Ventas, Inc., REIT	14,721	752,538
Welltower, Inc., REIT	10,128	868,679
WP Carey, Inc., REIT	12,452	1,021,687
		9,647,702

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Utilities: 31.4% (c)
Acciona SA	5,485	$1,044,006
American Water Works Co., Inc.	8,938	1,688,031
Beijing Enterprises Water Group, Ltd.	532,000	206,707
BKW AG	5,833	757,384
Boralex, Inc., Class A	13,641	373,983
Brookfield Renewable Partners, LP	34,921	1,250,856
Edison International	20,688	1,411,956
EDP - Energias de Portugal SA	233,604	1,283,258
EDP Renovaveis SA	43,758	1,088,151
Encavis AG	26,605	469,191
Enel Americas SA	8,995,320	981,884
Enel Chile SA	8,402,841	293,902
Enel SpA	301,700	2,412,417
Engie Brasil Energia SA	105,500	727,514
Falck Renewables SpA	21,810	214,682
Guangdong Investment, Ltd.	826,000	1,049,982
Iberdrola SA	208,909	2,473,477
Innergex Renewable Energy, Inc.	32,011	470,694
Mercury NZ, Ltd.	48,845	204,632
Meridian Energy, Ltd.	281,223	933,455
Neoenergia SA	158,200	460,115
Ormat Technologies, Inc. (a)	9,519	754,857
Orsted A/S	10,289	1,317,682
Pennon Group PLC	42,751	676,841
Scatec ASA	5,969	103,055
Severn Trent PLC	29,001	1,158,066
Solaria Energia y Medio Ambiente SA (b)	8,143	157,346
SSE PLC	65,180	1,457,110
Suez SA	49,480	1,115,956
Sunnova Energy International, Inc. (b)	14,275	398,558
United Utilities Group PLC	78,344	1,156,000
Veolia Environnement SA	36,690	1,347,399
Verbund AG	10,831	1,217,234
		30,656,381
TOTAL COMMON STOCKS
(Cost $91,138,436)		95,556,162

79	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax Global Sustainable Infrastructure Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
EXCHANGE-TRADED FUNDS: 0.7%
Renewables Infrastructure Group Ltd., The	401,502	$732,098
(Cost $699,548)

MONEY MARKET: 1.0%
State Street Institutional U.S. Government Money Market Fund, 0.030% (d)(e)	1,002,104	1,002,104
(Cost $1,002,104)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.032%	910,028	910,028
(Cost $910,028)

TOTAL INVESTMENTS: 100.5%
(Cost $93,750,116)		98,200,392

PAYABLE UPON RETURN OF SECURITIES LOANED (NET): -0.9%		(910,028)

OTHER ASSETS AND LIABILITIES — (NET): 0.4%		386,275

NET ASSETS: 100.0%		$97,676,639

(a)	Security or partial position of this security was on loan as of December 31, 2021. The total market value of securities on loan as of December 31, 2021 was $1,793,694.
(b)	Non-income producing security.
(c)	Broad industry sectors used for financial reporting.
(d)	Rate shown represents annualized 7-day yield as of December 31, 2021.
(e)	Premier Class shares

REIT - Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
Australia	$1,916,779	2.0%
Austria	1,937,348	2.0%
Belgium	775,604	0.8%
Brazil	1,187,629	1.2%
Canada	3,756,372	3.8%
Chile	1,275,786	1.3%
China	4,267,652	4.4%
Denmark	1,464,110	1.5%
France	6,987,576	7.2%
Germany	1,427,293	1.5%
Greece	195,778	0.2%
Hong Kong	2,400,807	2.4%
Israel	354,109	0.4%
Italy	4,151,091	4.2%
Japan	2,245,430	2.3%
Netherlands	246,819	0.3%
New Zealand	1,795,760	1.8%
Norway	1,090,842	1.1%
Philippines	352,119	0.4%
Portugal	1,283,258	1.3%
Singapore	1,159,512	1.2%
South Korea	409,473	0.4%
Spain	5,833,903	6.0%
Sweden	1,809,105	1.9%
Switzerland	1,332,367	1.4%
Taiwan	1,889,829	1.9%
United Kingdom	6,296,320	6.4%
United States	38,445,589	39.3%
Money Market	1,002,104	1.0%
Other assets and liabilities (net)	386,275	0.4%
	$97,676,639	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	80

December 31, 2021
Schedules of Investments, continued

Pax Global Opportunities Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.3%
Communication Services: 2.0%
KDDI Corp.	98,100	$2,868,807

Consumer Discretionary: 2.6%
Aptiv PLC (a)	22,386	3,692,571

Consumer Staples: 4.1%
Jeronimo Martins SGPS SA	125,315	2,867,689
Unilever PLC	54,802	2,937,728
		5,805,417
Financials: 11.9%
AIA Group, Ltd.	386,600	3,901,892
Bandhan Bank, Ltd.	320,677	1,083,696
Hannover Rueck SE	11,301	2,142,630
HDFC Bank, Ltd., ADR	67,573	4,396,975
Hiscox, Ltd.	173,889	2,042,164
Prudential PLC	204,244	3,531,960
		17,099,317
Health Care: 22.1%
Alcon, Inc.	31,221	2,753,859
Becton Dickinson & Co.	11,362	2,857,316
Cooper Cos, Inc., The	5,099	2,136,175
Danaher Corp.	8,631	2,839,685
Evotec SE (a)	78,172	3,773,662
IQVIA Holdings, Inc. (a)	19,293	5,443,328
Lonza Group AG	5,183	4,315,303
Thermo Fisher Scientific, Inc.	6,885	4,593,947
Vertex Pharmaceuticals, Inc. (a)	13,124	2,882,030
		31,595,305
Industrials: 14.1%
Ashtead Group PLC	36,695	2,958,150
Cintas Corp.	6,430	2,849,583
Kubota Corp.	177,900	3,955,793
Schneider Electric SE	11,803	2,320,415
United Rentals, Inc. (a)	6,438	2,139,283
Verisk Analytics, Inc.	12,909	2,952,676
Wolters Kluwer NV	25,044	2,947,701
		20,123,601
Information Technology: 26.0% (b)
Analog Devices, Inc.	24,454	4,298,280
ASML Holding NV	4,646	3,721,538
Cadence Design Systems, Inc. (a)	22,837	4,255,675
Keyence Corp.	5,850	3,678,235
MasterCard, Inc., Class A	14,198	5,101,625
Microsoft Corp.	17,777	5,978,761

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
Taiwan Semiconductor Manufacturing Co, Ltd.	193,000	$4,269,352
TE Connectivity, Ltd.	18,695	3,016,251
Visa, Inc., Class A	13,062	2,830,666
		37,150,383
Materials: 12.6%
Croda International PLC	30,220	4,139,277
Ecolab, Inc.	18,277	4,287,601
Koninklijke DSM NV	18,650	4,200,097
Linde PLC	15,749	5,455,927
		18,082,902
Real Estate: 2.9%
Equinix, Inc., REIT	4,937	4,175,912

TOTAL COMMON STOCKS
(Cost $105,797,454)		140,594,215

MONEY MARKET: 2.1%
State Street Institutional U.S. Government Money Market Fund, 0.030% (c)(d)	3,046,992	3,046,992
(Cost $3,046,992)

TOTAL INVESTMENTS: 100.4%
(Cost $108,844,446)		143,641,207

OTHER ASSETS AND LIABILITIES — (NET): -0.4%		(620,901)

NET ASSETS: 100.0%		$143,020,306

(a)	Non-income producing security.
(b)	Broad industry sectors used for financial reporting.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2021.
(d)	Premier Class shares

REIT - Real Estate Investment Trust

81	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax Global Opportunities Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent Of Net Assets
France	$2,320,415	1.6%
Germany	5,916,292	4.1%
Hong Kong	3,901,892	2.7%
India	5,480,671	3.8%
Japan	10,502,835	7.4%
Netherlands	10,869,336	7.7%
Portugal	2,867,689	2.0%
Switzerland	7,069,162	4.9%
Taiwan	4,269,352	3.0%
United Kingdom	15,609,279	10.9%
United States	71,787,292	50.2%
Money Market	3,046,992	2.1%
Other assets and liabilities (net)	(620,901)	-0.4%
TOTAL	$143,020,306	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	82

December 31, 2021
Schedules of Investments, continued

Pax Global Environmental Markets Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 97.0%
RENEWABLE & ALTERNATIVE ENERGY: 3.4%
Wind Power Generation Equipment 1.5%
Vestas Wind Systems A/S	1,337,009	$40,718,776

Renewable Energy Developers & Independent Power Producers (IPPs): 1.9%
Orsted A/S	409,522	52,446,282

ENERGY EFFICIENCY: 38.2%
Power Network Efficiency: 5.7%
Hubbell, Inc.	341,034	71,027,151
Schneider Electric SE	432,085	84,945,921
		155,973,072
Industrial Energy Efficiency: 21.8%
ANSYS, Inc. (a)	172,813	69,318,751
ASML Holding NV	54,014	43,266,285
Delta Electronics, Inc.	4,014,475	39,832,365
Equinix, Inc., REIT	66,199	55,993,762
Keyence Corp.	62,000	38,983,001
MediaTek, Inc.	1,019,000	43,724,787
Microsoft Corp.	167,887	56,463,756
PTC, Inc. (a)	469,223	56,846,366
Rockwell Automation, Inc.	156,596	54,628,515
SAP SE	288,096	40,546,488
Siemens AG	409,750	70,969,839
Spirax-Sarco Engineering, PLC	122,871	26,740,462
		597,314,377
Buildings Energy Efficiency: 4.9%
Autodesk, Inc. (a)	235,753	66,291,386
Trane Technologies PLC	339,089	68,506,151
		134,797,537
Transport Energy Efficiency: 5.8%
Aptiv PLC (a)	301,584	49,746,281
TE Connectivity, Ltd.	280,562	45,265,873
Texas Instruments, Inc.	337,491	63,606,929
		158,619,083

WATER INFRASTRUCTURE & TECHNOLOGIES: 17.3%
Water Infrastructure: 9.1%
Ferguson PLC	250,231	44,447,687
Georg Fischer AG	26,227	39,681,890
IDEX Corp.	303,109	71,630,719
Pentair PLC	832,223	60,777,246
Xylem, Inc.	281,093	33,708,673
		250,246,215

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
WATER INFRASTRUCTURE & TECHNOLOGIES, continued
Water Treatment Equipment: 2.2%
Ecolab, Inc.	251,995	$59,115,507

Water Utilities: 6.0%
American Water Works Co., Inc.	493,788	93,256,802
Pennon Group PLC	2,337,066	37,000,847
Veolia Environnement SA	903,902	33,194,791
		163,452,440

POLLUTION CONTROL: 11.5%
Pollution Control Solutions: 1.4%
Croda International PLC	285,238	39,069,462

Environmental Testing & Gas Sensing: 10.1%
Agilent Technologies, Inc.	556,671	88,872,525
Halma PLC	1,275,547	55,306,265
Intertek Group PLC	920,224	70,201,488
Waters Corp. (a)	171,934	64,062,608
		278,442,886

WASTE MANAGEMENT & TECHNOLOGIES: 3.4%
General Waste Management: 3.4%
Waste Management, Inc.	564,895	94,280,976

ENVIRONMENTAL SUPPORT SERVICES: 2.5%
Environmental Consultancies: 2.5%
Verisk Analytics, Inc.	302,820	69,264,019

FOOD, AGRICULTURE & FORESTRY: 15.4%
Logistics, Food Safety & Packaging: 6.3%
GEA Group AG	1,362,984	74,445,332
Mettler-Toledo International, Inc. (a)	25,873	43,911,914
WestRock Co.	1,210,021	53,676,532
		172,033,778
Sustainable & Efficient Agriculture: 9.1%
Deere & Co.	115,841	39,720,720
Koninklijke DSM NV	326,333	73,492,245
Kubota Corp.	3,169,200	70,470,490
Trimble, Inc. (a)	613,559	53,496,209
Vitasoy International Holdings, Ltd.	6,478,000	13,099,145
		250,278,809

83	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax Global Environmental Markets Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
FOOD, AGRICULTURE & FORESTRY, continued
DIVERSIFIED ENVIRONMENTAL: 5.3%
Air Liquide SA	295,532	$51,542,050
Linde PLC	272,609	94,439,936
		145,981,986
TOTAL COMMON STOCKS
(Cost $1,802,079,725)		2,662,035,205

MONEY MARKET: 2.5%
State Street Institutional U.S. Government Money Market Fund, 0.030% (b)(c)	69,848,645	69,848,645
(Cost $69,848,645)

TOTAL INVESTMENTS: 99.5%
(Cost $1,871,928,370)		2,731,883,850

OTHER ASSETS AND LIABILITIES — (NET): 0.5%		13,636,539

NET ASSETS: 100.0%		$2,745,520,389

(a)	Non-income producing security.
(b)	Rate shown represents annualized 7-day yield as of December 31, 2021.
(c)	Premier Class shares

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent Of Net Assets
Denmark	$93,165,058	3.4%
France	169,682,763	6.2%
Germany	185,961,659	6.8%
Hong Kong	13,099,145	0.5%
Japan	109,453,492	4.0%
Netherlands	116,758,531	4.2%
Switzerland	39,681,890	1.4%
Taiwan	83,557,152	3.1%
United Kingdom	272,766,211	10.0%
United States	1,577,909,304	57.4%
Money Market	69,848,645	2.5%
Other assets and liabilities (net)	13,636,539	0.5%
Total	$2,745,520,389	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	84

December 31, 2021
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.9%
Communication Services: 6.3%
Adevinta ASA (a)	9,740	$129,387
Auto Trader Group PLC	32,647	326,955
BT Group PLC (a)	276,771	636,711
Cable One, Inc.	200	352,690
Deutsche Telekom AG	106,452	1,966,965
Elisa OYJ	4,565	281,094
Infrastrutture Wireless Italiane SpA	10,213	123,843
Interpublic Group of Cos Inc., The	11,600	434,420
Koninklijke KPN NV	105,993	329,437
Match Group, Inc. (a)	8,300	1,097,675
Netflix, Inc. (a)	15,417	9,287,818
Omnicom Group, Inc.	273,442	20,035,096
Orange SA	66,249	707,684
Pearson PLC	24,445	202,789
Pinterest, Inc., Class A (a)	19,800	719,730
Proximus SADP	4,536	88,587
Publicis Groupe SA	44,866	3,022,804
Quebecor, Inc., Class B	5,698	128,604
REA Group, Ltd.	1,727	210,593
Schibsted ASA, Class A	2,811	108,377
Schibsted ASA, Class B	3,680	124,108
SEEK, Ltd.	11,727	279,568
Singapore Telecommunications, Ltd.	271,981	468,210
Snap, Inc., Class A (a)	32,700	1,537,881
Spark New Zealand, Ltd.	61,293	189,548
Tele2 AB, Class B	17,139	244,499
Telenor ASA	21,890	344,090
Telia Company AB	87,379	341,736
Telstra Corp., Ltd.	133,131	404,611
TELUS Corp.	14,440	340,067
Verizon Communications, Inc.	127,795	6,640,228
ViacomCBS, Inc., Class B	64,600	1,949,628
Vodafone Group PLC	881,073	1,327,104
Walt Disney Co., The (a)	56,998	8,828,420
WPP PLC	37,237	567,035
		63,777,992
Consumer Discretionary: 16.0%
Accor SA (a)	5,287	171,370
Amazon.com, Inc. (a)	9,200	30,675,928
Aristocrat Leisure, Ltd.	19,961	633,214
Barratt Developments PLC	31,982	324,761
Bath & Body Works, Inc.	9,500	663,005
Best Buy Co., Inc.	177,479	18,031,866

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Discretionary, continued
Burberry Group PLC	13,283	$327,854
Burlington Stores, Inc. (a)	2,354	686,215
Compass Group PLC (a)	53,661	1,208,107
Daimler AG	33,777	2,580,703
Dollar General Corp.	7,740	1,825,324
eBay, Inc.	23,576	1,567,804
Electrolux AB	7,207	174,551
Etsy, Inc. (a)	5,200	1,138,488
Expedia Group, Inc. (a)	4,300	777,096
General Motors Co. (a)	45,500	2,667,665
H & M Hennes & Mauritz AB, Class B	22,333	438,220
Hasbro, Inc.	4,300	437,654
Hermes International	1,112	1,943,079
Hilton Worldwide Holdings, Inc. (a)	8,345	1,301,737
InterContinental Hotels Group PLC (a)	5,850	378,197
Kering SA	7,876	6,319,321
La Francaise des Jeux SAEM	3,370	149,351
Lowe’s Cos., Inc.	22,992	5,942,972
lululemon athletica, Inc. (a)	53,265	20,850,584
LVMH Moet Hennessy Louis Vuitton SE	8,866	7,327,160
Marriott International, Inc., Class A (a)	8,433	1,393,469
Michelin	5,158	844,799
Moncler SpA	6,900	498,651
Next PLC	4,331	479,022
Peloton Interactive, Inc., Class A (a)	10,400	371,904
Renault SA (a)	6,131	212,686
Rivian Automotive, Inc., Class A (a)	2,100	217,749
Ross Stores, Inc.	11,800	1,348,504
SEB SA	876	136,508
Starbucks Corp.	112,818	13,196,321
Tabcorp Holdings, Ltd.	71,812	262,351
Target Corp.	17,909	4,144,859
Taylor Wimpey PLC	110,698	263,918
TJX Cos., Inc., The	36,954	2,805,548
Tractor Supply Co.	3,900	930,540
Ulta Beauty, Inc. (a)	52,432	21,619,811
Vail Resorts, Inc.	1,366	447,911
VF Corp.	11,200	820,064

85	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Discretionary, continued
Wesfarmers, Ltd.	35,499	$1,531,655
Yum! Brands, Inc.	9,000	1,249,740
Zalando SE (a)	8,430	679,091
		161,997,327
Consumer Staples: 10.2%
Beiersdorf AG	3,272	335,396
Carrefour SA	19,084	349,876
Clorox Co., The	3,912	682,096
Coca-Cola Co., The	234,224	13,868,403
Coles Group, Ltd.	43,826	571,845
Danone SA	20,798	1,292,792
Diageo PLC	402,247	21,993,273
Empire Co., Ltd., Class A	5,226	159,224
Essity AB, Class B	20,413	665,970
Estee Lauder Cos, Inc., The, Class A	58,867	21,792,563
Etablissements Franz Colruyt NV	1,949	82,701
General Mills, Inc.	19,013	1,281,096
Heineken Holding NV	3,502	322,901
Heineken NV	7,628	858,453
Henkel AG & Co. KGaA	3,315	258,408
Hershey Co., The	4,615	892,864
ICA Gruppen AB	3,324	196,581
J Sainsbury PLC	55,675	208,111
J.M. Smucker Co., The	3,520	478,086
Jeronimo Martins SGPS SA	8,807	201,538
Kellogg Co.	8,187	527,407
Kimberly-Clark Corp.	10,349	1,479,079
Kroger Co., The	22,295	1,009,072
Loblaw Cos, Ltd.	5,266	431,454
L’Oreal SA	7,888	3,761,098
McCormick & Co., Inc.	7,544	728,826
Metro, Inc.	7,407	394,197
Mowi ASA	14,382	340,375
Orkla ASA	22,825	228,788
Pernod Ricard SA	6,601	1,588,053
Procter & Gamble Co., The	109,178	17,859,337
Remy Cointreau SA	730	177,440
Saputo, Inc.	8,204	184,841
Shiseido Co., Ltd.	13,000	725,224
Tesco PLC	242,083	953,099
Treasury Wine Estates, Ltd.	23,427	211,226
Unilever PLC	83,746	4,492,675
Walgreens Boots Alliance, Inc.	22,435	1,170,210

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Staples, continued
Woolworths Group, Ltd.	43,962	$1,215,265
		103,969,843
Financials: 15.7%
ABN AMRO Bank NV	13,952	205,090
Abrdn PLC	71,057	231,505
Admiral Group PLC	6,021	257,725
Aegon NV	55,246	274,659
Ally Financial, Inc.	12,009	571,748
American Express Co.	21,200	3,468,320
Amundi SA	2,084	171,898
Annaly Capital Management, Inc., REIT	45,900	358,938
Aon PLC, Class A	7,431	2,233,461
Assicurazioni Generali SpA	35,043	740,624
ASX, Ltd.	6,218	420,238
Australia & New Zealand Banking Group, Ltd	92,551	1,853,920
Aviva PLC	122,281	681,615
AXA SA	60,508	1,800,915
Banco Santander SA	553,496	1,838,202
Bank Leumi Le-Israel BM	46,175	495,274
Bank of America Corp.	252,033	11,212,948
Bank of Montreal	21,291	2,292,281
Bank of Nova Scotia, The	36,255	2,566,612
BNP Paribas SA	34,343	2,374,510
Canadian Imperial Bank of Commerce	85,232	9,935,142
Citigroup, Inc.	80,968	4,889,658
CME Group, Inc.	11,500	2,627,290
CNP Assurances	5,570	137,775
Commerzbank AG (a)	30,446	230,341
Commonwealth Bank of Australia	53,871	3,960,126
Credit Agricole SA	37,728	537,900
Danske Bank A/S	22,400	386,713
Discover Financial Services	9,363	1,081,988
DNB Bank ASA	30,334	693,852
Eurazeo SA	1,261	110,016
Euronext NV	2,000	207,928
FactSet Research Systems, Inc.	1,300	631,813
Fifth Third Bancorp	22,800	992,940
FinecoBank Banca Fineco SpA	20,353	356,432
First Republic Bank	6,031	1,245,462
Gjensidige Forsikring ASA	6,078	147,458
Globe Life, Inc.	3,105	291,001

SEE NOTES TO FINANCIAL STATEMENTS	86

December 31, 2021
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials, continued
Goldman Sachs Group, Inc., The	11,100	$4,246,305
Groupe Bruxelles Lambert SA	3,657	408,439
Hang Seng Bank, Ltd.	24,300	444,971
Hargreaves Lansdown PLC	11,586	212,906
Hartford Financial Services Group, Inc., The	11,474	792,165
Hong Kong Exchanges and Clearing, Ltd.	37,900	2,216,542
Huntington Bancshares, Inc.	47,383	730,646
iA Financial Corp., Inc.	29	1,659
Industrivarden AB, Class A	4,316	137,138
Industrivarden AB, Class C	5,235	164,016
ING Groep NV	128,429	1,785,549
Insurance Australia Group, Ltd.	83,587	259,038
Intact Financial Corp.	5,651	734,525
Intercontinental Exchange, Inc.	18,052	2,468,972
Investor AB, Class B	58,600	1,470,468
JPMorgan Chase & Co.	100,000	15,835,001
KeyCorp.	31,278	723,460
Kinnevik AB, Class B (a)	49,034	1,743,336
Legal & General Group PLC	189,997	767,263
Lincoln National Corp.	5,972	407,649
London Stock Exchange Group PLC	10,260	965,159
M&G PLC	82,607	223,478
Macquarie Group, Ltd.	10,808	1,615,637
Manulife Financial Corp.	62,700	1,195,065
Medibank Pvt, Ltd.	91,229	222,197
Mediobanca Banca di Credito Finanziario SpA	20,133	231,136
MetLife, Inc.	23,409	1,462,828
Moody’s Corp.	5,565	2,173,578
Muenchener Rueckversicherungs AG	4,318	1,274,711
Nasdaq, Inc.	3,800	798,038
National Australia Bank, Ltd.	104,154	2,186,932
National Bank of Canada	11,504	877,067
Natwest Group PLC	180,120	551,584
NN Group NV	8,381	453,247
Nordea Bank Apb	107,735	1,314,210
Onex Corp.	2,552	200,295
PNC Financial Services Group, Inc., The	13,763	2,759,757

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials, continued
Poste Italiane SpA	17,031	$223,111
Principal Financial Group, Inc.	8,682	627,969
Progressive Corp., The	17,796	1,826,759
QBE Insurance Group, Ltd.	49,274	406,892
Robinhood Markets, Inc. (a)	10,500	186,480
Royal Bank of Canada	44,892	4,764,418
S&P Global, Inc.	7,707	3,637,165
Schroders PLC	4,007	193,407
Skandinaviska Enskilda Banken AB, Class A	57,980	804,969
Societe Generale SA	25,021	859,939
Standard Chartered PLC	82,794	503,452
State Street Corp.	11,481	1,067,733
Sun Life Financial, Inc.	18,820	1,047,564
Suncorp Group, Ltd.	41,376	333,121
Svenska Handelsbanken AB, Class A	48,623	525,515
Swedbank AB, Class A	30,611	615,153
T Rowe Price Group, Inc.	7,800	1,533,792
Toronto-Dominion Bank, The	56,901	4,362,432
Travelers Cos., Inc., The	7,700	1,204,511
Tryg A/S	11,718	289,172
U.S. Bancorp	45,577	2,560,060
UniCredit SpA	55,271	849,590
Upstart Holdings, Inc. (a)	1,400	211,820
Wendel SA	79,232	9,494,009
Westpac Banking Corp.	116,251	1,803,461
Willis Towers Watson PLC	4,008	951,860
Zurich Insurance Group AG	4,725	2,069,923
		159,523,562
Health Care: 13.1%
Abbott Laboratories	54,286	7,640,212
AbbVie, Inc.	51,100	6,918,940
Alcon, Inc.	15,355	1,354,393
Alnylam Pharmaceuticals, Inc. (a)	3,574	606,079
AmerisourceBergen Corp.	4,588	609,699
Anthem, Inc.	18,072	8,377,096
AstraZeneca PLC	48,612	5,676,391
Bristol-Myers Squibb Co.	63,600	3,965,460
Cardinal Health, Inc.	8,825	454,399
Cerner Corp.	7,700	715,099
CSL, Ltd.	15,778	3,337,050
CVS Health Corp.	37,927	3,912,549
DaVita, Inc. (a)	2,000	227,520
Eli Lilly & Co.	25,077	6,926,769

87	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
Exact Sciences Corp (a)	6,000	$466,980
Fresenius Medical Care AG & Co KGaA	6,455	418,466
Genmab A/S (a)	2,111	842,612
Gilead Sciences, Inc.	39,254	2,850,233
GlaxoSmithKline PLC	155,769	3,391,519
GN Store Nord AS	3,891	244,144
Hologic, Inc. (a)	8,171	625,572
Illumina, Inc. (a)	4,600	1,750,024
Insulet Corp. (a)	2,400	638,568
Ipsen SA	1,339	122,532
Jazz Pharmaceuticals PLC (a)	1,900	242,060
Johnson & Johnson	80,253	13,728,882
Koninklijke Philips NV	30,048	1,112,125
Lonza Group AG	2,430	2,023,189
McKesson Corp.	4,777	1,187,419
Merck & Co., Inc.	82,100	6,292,144
Merck KGaA	4,096	1,053,725
Novartis AG	67,061	5,892,782
Novo Nordisk A/S, Class B	55,592	6,244,419
Oak Street Health, Inc. (a)(b)	2,900	96,106
Orion OYJ, Class B	3,516	146,050
Orpea SA	1,608	161,263
Pfizer, Inc.	167,100	9,867,255
Quest Diagnostics, Inc.	51,448	8,901,018
Ramsay Health Care, Ltd.	5,648	293,527
Ryman Healthcare, Ltd.	14,066	117,948
Sanofi	35,409	3,553,079
Smith & Nephew PLC	27,957	487,916
Stryker Corp.	10,236	2,737,311
UCB SA	4,018	458,558
Vertex Pharmaceuticals, Inc. (a)	7,364	1,617,134
Waters Corp. (a)	1,954	728,060
Zimmer Biomet Holdings, Inc.	6,700	851,168
Zoetis, Inc.	14,674	3,580,896
		133,446,340
Industrials: 5.1%
Adecco Group AG	4,869	248,111
Aena SME SA (a)	2,364	372,292
Aeroports de Paris (a)	903	116,490
Air Canada (a)	5,700	95,214
Alstom SA	10,889	386,673
Assa Abloy AB, Class B	31,380	956,493
Auckland International Airport, Ltd. (a)	42,658	224,545

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Industrials, continued
Booz Allen Hamilton Holding Corp.	4,800	$406,992
Brambles, Ltd.	44,125	341,365
Bureau Veritas SA	9,574	317,847
Canadian National Railway Co.	24,590	3,020,510
Cie de Saint-Gobain	15,725	1,106,200
Cummins, Inc.	4,778	1,042,273
Daimler Truck Holding AG (a)	13,004	478,055
Equifax, Inc.	4,000	1,171,160
Experian PLC	28,692	1,413,249
FedEx Corp.	7,600	1,965,664
GEA Group AG	4,806	262,501
Getlink SE	13,387	221,719
Husqvarna AB, Class B	12,609	201,604
KION Group AG	2,423	264,654
Legrand SA	8,491	994,475
MTR Corp., Ltd.	51,556	276,755
Otis Worldwide Corp.	12,800	1,114,496
Qantas Airways, Ltd. (a)	31,486	114,857
Randstad NV	3,773	257,384
RELX PLC	62,723	2,047,712
Republic Services, Inc.	7,313	1,019,798
Ritchie Bros Auctioneers, Inc.	4,400	269,263
Schneider Electric SE	16,508	3,245,397
Skanska AB, Class B	10,338	267,146
Smiths Group PLC	12,040	257,720
Sunrun, Inc. (a)(b)	276,600	9,487,379
Sydney Airport (a)	41,419	261,498
Teleperformance	1,864	833,350
Transurban Group	98,304	987,394
United Parcel Service, Inc., Class B	22,600	4,844,084
Verisk Analytics, Inc.	5,200	1,189,396
Vestas Wind Systems A/S	37,722	1,148,828
Wartsila OYJ Abp	16,121	226,109
Wolters Kluwer NV	64,970	7,647,024
WSP Global, Inc.	3,836	556,864
		51,660,540
Information Technology: 22.1%
Accenture PLC, Class A	19,381	8,034,394
Adobe, Inc. (a)	19,100	10,830,846
Affirm Holdings, Inc. (a)	1,900	191,064
Afterpay, Ltd. (a)	9,240	557,793
ANSYS, Inc. (a)	2,875	1,153,220
Apple, Inc.	263,600	46,807,451

SEE NOTES TO FINANCIAL STATEMENTS	88

December 31, 2021
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
Arista Networks, Inc. (a)	6,900	$991,875
Autodesk, Inc. (a)	43,534	12,241,325
Avalara, Inc. (a)	2,900	374,419
AVEVA Group PLC	3,839	177,140
Block, Inc., Class A (a)	16,103	2,600,796
Broadcom, Inc.	11,600	7,718,756
Capgemini SE	5,230	1,281,771
CDW Corp.	4,587	939,326
Ceridian HCM Holding, Inc. (a)	4,800	501,408
Cisco Systems, Inc.	123,975	7,856,296
Cloudflare, Inc., Class A (a)	10,100	1,328,150
Computershare, Ltd.	17,308	251,955
Dassault Systemes SE	22,387	1,328,564
DocuSign,Inc. (a)	10,313	1,570,773
Dropbox, Inc., Class A (a)	10,366	254,382
F5 Networks, Inc. (a)	1,900	464,949
Fair Isaac Corp. (a)	800	346,936
Guidewire Software, Inc. (a)	2,800	317,884
Halma PLC	12,074	523,515
Hexagon AB, Class B	63,141	1,000,188
HP, Inc.	39,241	1,478,208
HubSpot, Inc. (a)	1,800	1,186,470
Intel Corp.	128,700	6,628,050
Intuit, Inc.	9,537	6,134,389
Lam Research Corp.	4,700	3,380,005
Lightspeed Commerce, Inc. (a)	4,300	173,638
Microsoft Corp.	133,652	44,949,840
Nokia OYJ (a)	163,955	1,038,439
NortonLifeLock, Inc.	18,500	480,630
Okta, Inc. (a)	3,901	874,487
PayPal Holdings Inc (a)	36,101	6,807,927
Sage Group PLC, The	33,203	384,190
salesforce.com, Inc. (a)	36,232	9,207,638
SAP SE	31,733	4,466,087
Shopify, Inc., Class A (a)	4,200	5,782,915
Texas Instruments, Inc.	31,341	5,906,838
Twilio, Inc., Class A (a)	5,569	1,466,540
Unity Software, Inc. (a)	2,200	314,578
Visa, Inc., Class A	49,766	10,784,790
Western Union Co., The	11,837	211,172
WiseTech Global, Ltd.	4,255	180,461
Workday, Inc., Class A (a)	6,200	1,693,716
Worldline SA (a)	7,489	416,839
Xero, Ltd. (a)	4,457	456,215

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
Zendesk, Inc. (a)	3,900	$406,731
		224,455,969
Materials: 6.3%
Air Liquide SA	65,252	11,380,229
Akzo Nobel NV	6,224	683,799
Arkema SA	1,936	273,256
BlueScope Steel, Ltd.	15,198	232,018
Boliden AB	8,038	309,943
Celanese Corp.	123,800	20,805,829
Chr. Hansen Holding A/S	3,357	264,701
Covestro AG	6,087	374,642
Dow, Inc.	24,636	1,397,354
Ecolab, Inc.	8,251	1,935,602
Evonik Industries AG	6,538	211,213
Fortescue Metals Group, Ltd.	47,238	664,013
Johnson Matthey PLC	6,676	185,512
Kinross Gold Corp.	43,996	255,291
Koninklijke DSM NV	75,497	17,002,400
Lundin Mining Corp.	24,300	189,797
Mondi PLC	15,166	376,176
Newmont Corp.	24,553	1,522,777
Norsk Hydro ASA	37,273	293,286
Northern Star Resources, Ltd.	35,569	244,620
Novozymes A/S, Class B	6,432	528,130
Nutrien, Ltd.	17,100	1,285,322
Solvay SA	2,411	280,293
Stora Enso OYJ, Class R	18,398	337,665
Svenska Cellulosa AB SCA, Class B	19,264	341,826
Yara International ASA	53,132	2,678,819
		64,054,513
Real Estate: 1.3%
Azrieli Group, Ltd.	1,404	133,956
British Land Co. PLC, The, REIT	28,215	203,750
Camden Property Trust, REIT	3,077	549,798
Canadian Apartment Properties, REIT	2,659	126,039
CapitaLand Integrated Commercial Trust, REIT	170,100	257,356
Covivio, REIT	1,774	145,620
Dexus, REIT	34,844	281,744
Gecina SA, REIT	1,494	209,056
GPT Group, The, REIT	62,014	244,533
Healthpeak Properties, Inc., REIT	16,400	591,876

89	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate, continued
Klepierre SA, REIT (a)	6,312	$149,356
Land Securities Group PLC, REIT	22,204	234,340
LendLease Corp., Ltd.	22,559	175,657
Link, REIT	71,105	626,383
Mapletree Logistics Trust, REIT	101,700	143,431
Mirvac Group, REIT	125,163	264,942
Realty Income Corp., REIT	17,900	1,281,461
RioCan Real Estate Investment Trust, REIT	4,896	88,789
Stockland, REIT	77,473	239,005
Sun Communities, Inc., REIT	3,500	734,895
Swire Properties, Ltd.	37,200	93,256
Unibail-Rodamco-Westfield, REIT (a)	4,035	282,366
Ventas, Inc., REIT	12,300	628,776
VICI Properties, Inc., REIT	50,000	1,505,501
Vicinity Centres, REIT	124,113	152,638
Vonovia SE	24,676	1,359,702
Welltower, Inc., REIT	13,163	1,128,991
Weyerhaeuser Co., REIT	24,137	993,962
Zillow Group, Inc., Class A (a)	1,900	118,218
Zillow Group, Inc., Class C (a)	4,800	306,480
		13,251,877
Utilities: 2.8%
American Water Works Co., Inc.	106,758	20,162,315
Edison International	11,999	818,932
EDP - Energias de Portugal SA	92,019	505,488
Electricite de France SA	18,402	216,431
Elia Group SA	939	123,766
Hydro One, Ltd.	10,305	268,104
Iberdrola SA	193,255	2,288,134
Meridian Energy, Ltd.	39,973	132,681
Orsted A/S	6,227	797,474
Red Electrica Corp. SA	13,974	302,179
Severn Trent PLC	8,034	320,813
Suez SA	58,451	1,318,285
Terna - Rete Elettrica Nazionale	42,603	344,643
United Utilities Group PLC	21,874	322,761
		27,922,006
TOTAL COMMON STOCKS
(Cost $747,338,041)		1,004,059,969

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
PREFERRED STOCKS: 0.0% (c)
Consumer Staples: 0.0% (c)
Henkel AG & Co. KGaA	5,828	$470,268

Materials: 0.0% (c)
Fuchs Petrolub SE	2,317	104,703

TOTAL PREFERRED STOCKS
(Cost $710,420)		574,971

MONEY MARKET: 1.3%
State Street Institutional U.S. Government Money Market Fund, 0.030% (d)(e)	13,136,843	13,136,843
(Cost $13,136,843)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.0% (c)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.032% (d)(e)	104,400	104,400
(Cost $104,400)

TOTAL INVESTMENTS: 100.2%
(Cost $761,289,704)		1,017,876,183

PAYABLE UPON RETURN OF SECURITIES LOANED: 0.0% (c)		(104,400)

OTHER ASSETS AND LIABILITIES — (NET): -0.2%		(2,482,031)

NET ASSETS: 100.0%		$1,015,289,752

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2021. The total market value of securities on loan as of December 31, 2021 was $6,180,549.
(c)	Rounds to less than 0.05%.
(d)	Rate shown represents annualized 7-day yield as of December 31, 2021.
(e)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	90

December 31, 2021
Schedules of Investments, continued

Pax Ellevate Global Women’s Leadership Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent Of Net Assets
Australia	$27,206,961	2.7%
Austria	376,176	0%*
Belgium	1,318,578	0.1%
Brazil	2,678,819	0.3%
Canada	41,282,105	4.1%
Chile	189,797	0%*
Denmark	10,746,194	1.0%
Finland	2,029,358	0.2%
France	71,681,167	7.0%
Germany	16,913,396	1.6%
Hong Kong	3,657,908	0.4%
Israel	629,230	0.1%
Italy	3,368,030	0.3%
Japan	725,224	0.1%
Netherlands	31,139,996	3.1%
New Zealand	1,120,936	0.1%
Norway	2,280,333	0.2%
Portugal	707,026	0.1%
Singapore	868,997	0.1%
Spain	4,800,808	0.5%
Sweden	11,913,561	1.2%
Switzerland	11,588,399	1.1%
United Kingdom	53,904,234	5.3%
United States	703,507,707	69.3%
Money Market	13,136,843	1.3%
Other assets and liabilities (net)	(2,482,031)	-0.2%
TOTAL	$1,015,289,752	100.0%

*	Rounds to less than 0.05%.

91	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax International Sustainable Economy Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.2%
Australia: 6.1%
Aristocrat Leisure, Ltd.	193,869	$6,150,020
ASX, Ltd.	23,592	1,594,446
Australia & New Zealand Banking Group, Ltd	232,075	4,648,771
BlueScope Steel, Ltd.	51,737	789,835
Cochlear, Ltd.	6,414	1,006,680
Coles Group, Ltd.	2,035	26,553
Commonwealth Bank of Australia	181,200	13,320,243
Computershare, Ltd.	199,773	2,908,124
Dexus, REIT	214,832	1,737,103
Fortescue Metals Group, Ltd.	187,589	2,636,892
Goodman Group, REIT	146,512	2,824,285
Insurance Australia Group, Ltd.	205,991	638,371
Macquarie Group, Ltd.	39,749	5,941,889
Mirvac Group, REIT	80,733	170,894
QBE Insurance Group, Ltd.	490,022	4,046,471
Ramsay Health Care, Ltd.	14,320	744,211
REA Group, Ltd. (a)	12,087	1,473,908
SEEK, Ltd. (a)	42,885	1,022,364
Telstra Corp., Ltd.	403,971	1,227,747
Vicinity Centres, REIT	387,758	476,878
		53,385,685
Austria: 0.4%
Mondi PLC	69,164	1,715,538
Voestalpine AG	51,664	1,874,533
		3,590,071
Belgium: 0.6%
KBC Group NV	16,318	1,402,063
Solvay SA	15,631	1,817,195
UCB SA	18,385	2,098,206
Umicore SA	1,498	61,110
		5,378,574
Denmark: 3.9%
Coloplast A/S, Class B	9,867	1,737,334
Genmab A/S (b)	2,986	1,191,871
GN Store Nord AS	9,404	590,061
Novo Nordisk A/S, Class B	193,406	21,724,496
Orsted A/S	22,242	2,848,468
Vestas Wind Systems A/S	188,955	5,754,648
		33,846,878
Finland: 1.4%
Kesko Oyj, Class B	24,979	832,570
Stora Enso OYJ, Class R	176,574	3,240,725
UPM-Kymmene OYJ	145,809	5,547,828

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Finland, continued
Wartsila OYJ Abp	201,760	$2,829,839
		12,450,962
France: 10.8%
Air Liquide SA	53,827	9,387,660
Amundi SA	10,153	837,464
AXA SA	223,700	6,658,041
BNP Paribas SA	171,009	11,823,738
Bouygues SA	143,368	5,132,001
Carrefour SA	92,398	1,693,977
CNP Assurances	98,879	2,445,785
Danone SA	67,224	4,178,607
Eiffage SA	49,303	5,083,322
Eurazeo SA	1	87
Gecina SA, REIT	565	79,061
L’Oreal SA	22,774	10,858,932
Michelin	40,403	6,617,373
Orange SA	213,989	2,285,869
Schneider Electric SE	64,972	12,773,196
SEB SA	4,197	654,022
Societe Generale SA	150,229	5,163,177
Teleperformance	7,231	3,232,806
Unibail-Rodamco-Westfield, REIT (b)	73,450	5,139,975
Valeo SA	27,365	825,229
		94,870,322
Germany: 8.0%
Allianz SE	46,423	10,949,264
BASF SE	105,697	7,418,381
Beiersdorf AG	4,809	492,947
Commerzbank AG (b)	117,888	891,890
Delivery Hero SE (b)	16,494	1,825,730
Deutsche Boerse AG	37,088	6,192,746
Deutsche Post AG	91,141	5,862,258
HeidelbergCement AG	358	24,228
HelloFresh SE (b)	16,010	1,226,975
Henkel AG & Co. KGaA	2,719	211,949
Merck KGaA	28,938	7,444,505
Muenchener Rueckversicherungs AG	26,026	7,683,101
Puma SE	20,551	2,509,775
SAP SE	127,297	17,915,716
		70,649,465
Hong Kong: 1.6%
BOC Hong Kong Holdings, Ltd.	326,557	1,070,945
Hang Seng Bank, Ltd.	3,900	71,415

SEE NOTES TO FINANCIAL STATEMENTS	92

December 31, 2021
Schedules of Investments, continued

Pax International Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Hong Kong, continued
Hong Kong Exchanges and Clearing, Ltd.	192,299	$11,246,408
Swire Pacific, Ltd., Class A	221,500	1,259,890
Swire Properties, Ltd.	200	501
		13,649,159
Ireland: 0.9%
CRH PLC	105,830	5,602,642
Kerry Group PLC, Class A	581	74,958
Kingspan Group PLC	18,406	2,195,559
		7,873,159
Israel: 0.4%
Bank Hapoalim BM	9,453	97,290
Bank Leumi Le-Israel BM	140,694	1,509,086
CyberArk Software, Ltd. (b)	10,200	1,767,456
		3,373,832
Italy: 1.9%
Assicurazioni Generali SpA (a)	151,230	3,196,203
CNH Industrial NV	320,253	6,191,835
Enel SpA	630,505	5,041,567
Intesa Sanpaolo SpA	890,487	2,300,060
		16,729,665
Japan: 23.5%
Aeon Co., Ltd.	65,500	1,543,585
Ajinomoto Co., Inc.	43,600	1,327,276
Astellas Pharma, Inc.	223,900	3,644,091
Azbil Corp.	13,400	611,155
Bridgestone Corp.	64,500	2,769,156
Capcom Co., Ltd.	100	2,355
Central Japan Railway Co.	8,500	1,131,112
Chugai Pharmaceutical Co., Ltd. (a)	117,300	3,823,511
Daifuku Co, Ltd.	11,000	899,523
Dai-ichi Life Holdings, Inc.	316,600	6,385,812
Daiwa House Industry Co., Ltd.	48,500	1,393,845
Denso Corp.	51,700	4,284,421
East Japan Railway Co.	42,400	2,606,562
Eisai Co., Ltd.	51,400	2,917,865
Fujitsu, Ltd.	23,300	4,003,557
Hankyu Hanshin Holdings, Inc.	21,700	616,687
Hitachi Construction Machinery Co., Ltd.	40,500	1,170,244
Hitachi Metals, Ltd. (b)	43,300	802,308
Hoya Corp.	51,700	7,671,852
Hulic Co., Ltd.	179,700	1,708,854

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Japan, continued
JFE Holdings, Inc.	172,600	$2,202,031
Kajima Corp.	248,400	2,854,741
Kansai Paint Co., Ltd.	27,900	606,713
Kao Corp.	56,700	2,969,623
KDDI Corp.	263,300	7,699,866
Keio Corp.	20,600	908,916
Kikkoman Corp.	20,200	1,701,063
Kobayashi Pharmaceutical Co., Ltd.	100	7,866
Komatsu, Ltd.	111,200	2,600,522
Kubota Corp.	159,600	3,548,874
Lawson, Inc.	14,800	702,250
Lixil Corp.	15,600	416,160
Mercari, Inc. (b)	15,000	763,161
Mitsubishi Chemical Holdings Corp.	156,200	1,158,593
Mitsui Fudosan Co., Ltd.	149,800	2,969,152
Miura Co., Ltd.	9,800	337,369
Mizuho Financial Group, Inc.	193,850	2,462,138
MS&AD Insurance Group Holdings, Inc.	38,200	1,176,265
Murata Manufacturing Co., Ltd.	70,500	5,623,254
NEC Corp.	48,500	2,242,625
Nintendo Co., Ltd.	14,500	6,783,928
Nippon Building Fund, Inc., REIT	123	716,432
Nippon Express Co., Ltd.	9,600	574,510
Nippon Paint Holdings Co., Ltd.	80,500	879,123
Nissin Foods Holdings Co., Ltd.	100	7,298
Nitori Holdings Co, Ltd.	3,900	583,329
Nitto Denko Corp.	16,000	1,236,039
Nomura Real Estate Holdings, Inc.	29,800	686,650
Nomura Real Estate Master Fund, Inc., REIT	30	42,220
Nomura Research Institute, Ltd.	27,900	1,192,747
NTT Data Corp.	264,200	5,667,412
Obayashi Corp.	615,300	4,762,016
Odakyu Electric Railway Co., Ltd.	46,600	866,363
Omron Corp.	20,400	2,032,805

93	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax International Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Japan, continued
Oriental Land Co., Ltd.	40,200	$6,778,808
Recruit Holdings Co, Ltd.	160,500	9,767,339
Rohm Co., Ltd.	9,600	873,306
SCSK Corp.	42,000	835,892
Secom Co., Ltd.	26,200	1,820,540
Sekisui Chemical Co., Ltd.	41,300	690,707
Sekisui House, Ltd.	70,100	1,508,253
Seven & i Holdings Co., Ltd.	118,900	5,230,172
Shimizu Corp.	56,800	352,179
Shin-Etsu Chemical Co., Ltd.	27,700	4,808,038
Shionogi & Co., Ltd.	33,600	2,363,637
Shiseido Co., Ltd.	34,400	1,919,054
SoftBank Corp.	242,100	3,057,861
Sohgo Security Services Co., Ltd.	15,300	607,958
Sompo Holdings, Inc.	30,200	1,273,646
Stanley Electric Co., Ltd.	14,300	359,031
Sumitomo Chemical Co., Ltd.	138,300	652,197
Suntory Beverage & Food, Ltd.	36,100	1,307,288
Sysmex Corp.	14,500	1,957,232
T&D Holdings, Inc.	57,100	729,496
Taisei Corp.	21,600	656,858
Takeda Pharmaceutical Co., Ltd.	285,500	7,796,517
TDK Corp.	49,800	1,943,489
Tobu Railway Co., Ltd.	100	2,282
Tokyo Electron, Ltd.	17,900	10,302,746
Tokyu Corp.	5,400	71,786
TOTO, Ltd.	32,700	1,508,697
USS Co., Ltd.	38,200	596,826
West Japan Railway Co.	94,200	3,939,719
Yakult Honsha Co., Ltd.	13,800	719,935
Yamaha Corp.	23,500	1,159,382
Yamaha Motor Co., Ltd. (a)	192,500	4,623,678
Yaskawa Electric Corp.	28,200	1,383,651
Yokogawa Electric Corp.	25,300	456,650
Z Holdings Corp.	865,300	4,992,772
ZOZO, Inc.	25,000	779,503
		206,122,950
Netherlands: 7.1%
Aegon NV	267,647	1,330,622
Akzo Nobel NV	20,509	2,253,219
ASML Holding NV	45,010	36,053,902
Koninklijke Ahold Delhaize NV	161,377	5,537,867
Koninklijke DSM NV	4,323	973,567

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Netherlands, continued
NN Group NV	43,983	$2,378,613
Prosus NV (b)	142,116	11,770,758
Wolters Kluwer NV	16,832	1,981,141
		62,279,689
New Zealand: 1.3%
Auckland International Airport, Ltd. (b)	254,961	1,342,072
Fisher & Paykel Healthcare Corp., Ltd.	48,472	1,085,945
Mercury NZ, Ltd.	156,928	657,435
Meridian Energy, Ltd.	1,418,208	4,707,417
Ryman Healthcare, Ltd.	111,789	937,385
Spark New Zealand, Ltd.	242,943	751,298
Xero, Ltd. (b)	19,339	1,979,524
		11,461,076
Norway: 1.0%
DNB Bank ASA	8,672	198,361
Mowi ASA	83,265	1,970,610
Norsk Hydro ASA	580,129	4,564,795
Orkla ASA	74,208	743,828
Telenor ASA	87,437	1,374,427
		8,852,021
Portugal: 0.3%
Jeronimo Martins SGPS SA	121,391	2,777,892

Singapore: 1.3%
CapitaLand Integrated Commercial Trust, REIT	1,439,311	2,177,636
Capitaland Investment, Ltd. (b)	530,826	1,342,152
City Developments, Ltd.	126,100	637,989
DBS Group Holdings, Ltd.	192,696	4,666,895
Keppel Corp., Ltd.	19,200	73,018
Singapore Exchange, Ltd.	99,900	689,606
Singapore Telecommunications, Ltd.	1,131,364	1,947,621
UOL Group, Ltd.	35,200	185,286
		11,720,203
Spain: 2.1%
Banco Bilbao Vizcaya Argentaria SA	867,723	5,146,447
CaixaBank SA	132,215	361,164
Iberdrola SA	857,017	10,147,060
Red Electrica Corp. SA (a)	130,969	2,832,125
		18,486,796

SEE NOTES TO FINANCIAL STATEMENTS	94

December 31, 2021
Schedules of Investments, continued

Pax International Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Sweden: 4.1%
Assa Abloy AB, Class B	217,582	$6,632,112
Atlas Copco AB, Class A	82,041	5,669,101
Atlas Copco AB, Class B	112,863	6,629,600
Electrolux AB, Class B (a)	24,985	605,128
Evolution AB	6,335	895,395
Husqvarna AB, Class B	203,675	3,256,539
Nibe Industrier AB, Class B	153,519	2,319,662
Sandvik AB	152,577	4,252,859
SKF AB, Class B	63,550	1,502,939
Svenska Cellulosa AB SCA, Class B	23,179	411,295
Tele2 AB, Class B	38,449	548,500
Telefonaktiebolaget LM Ericsson, Class B	121,570	1,337,640
Telia Company AB	589,565	2,305,767
		36,366,537
Switzerland: 10.0%
ABB, Ltd.	197,771	7,537,602
Chocoladefabriken Lindt & Spruengli AG-PC	85	1,178,172
Clariant AG (b)	36,712	762,610
Coca-Cola HBC AG (b)	23,462	812,379
Geberit AG	1,633	1,331,113
Givaudan SA	952	4,994,767
Lonza Group AG	11,946	9,946,096
Roche Holding AG	75,363	31,265,179
SGS SA	1,183	3,943,763
Sika AG	15,341	6,375,983
Straumann Holding AG	2,956	6,250,731
Swiss Re AG	54,633	5,393,012
Swisscom AG	138	77,849
Zurich Insurance Group AG	18,447	8,081,243
		87,950,499
United Kingdom: 12.5%
Ashtead Group PLC	49,845	4,018,231
Associated British Foods PLC	70,734	1,936,268
AstraZeneca PLC	172,857	20,184,396
BT Group PLC (a)(b)	490,539	1,128,484

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
United Kingdom, continued
Coca-Cola European Partners PLC	14,700	$822,171
Croda International PLC	8,473	1,160,559
GlaxoSmithKline PLC	615,417	13,399,320
Informa PLC (b)	148,471	1,039,531
J Sainsbury PLC	455,130	1,701,260
JD Sports Fashion PLC	394,250	1,162,447
Johnson Matthey PLC	18,417	511,771
Legal & General Group PLC	1,570,308	6,341,360
Lloyds Banking Group, PLC	2,824,058	1,833,919
Next PLC	4,611	509,991
Reckitt Benckiser Group PLC	64,447	5,547,831
RELX PLC	316,586	10,335,552
Rentokil Initial, PLC	117,015	926,261
Schroders PLC	2,915	140,699
Segro PLC, REIT	58,523	1,138,959
Spirax-Sarco Engineering, PLC	8,027	1,746,919
St James’s Place, PLC	202,374	4,624,697
Standard Chartered PLC	232,861	1,415,977
Taylor Wimpey PLC	317,479	756,911
Tesco PLC	1,859,891	7,322,528
Unilever PLC	234,146	12,561,101
Vodafone Group PLC	4,961,999	7,473,941
		109,741,084
TOTAL COMMON STOCKS
(Cost $696,186,512)		871,556,519

PREFERRED STOCKS: 0.1%
Germany: 0.1%
Henkel AG & Co. KGaA	6,400	516,423
(Cost $614,911)

MONEY MARKET: 0.2%
State Street Institutional U.S. Government Money Market Fund, 0.030% (c)(d)	2,076,800	2,076,800
(Cost $2,076,800)

95	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax International Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.032% (c)(d)	8,284,299	$8,284,299
(Cost $8,284,299)

TOTAL INVESTMENTS: 100.4%
(Cost $707,162,522)		882,434,041

PAYABLE UPON RETURN OF SECURITIES LOANED (NET): -0.9%		(8,284,299)

OTHER ASSETS AND LIABILITIES — (NET): 0.5%		4,671,855

NET ASSETS: 100.0%		$878,821,597

(a)	Security or partial position of this security was on loan as of December 31, 2021. The total market value of securities on loan as of December 31, 2021 was $15,873,795.
(b)	Non-income producing security.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2021
(d)	Premier Class shares

REIT - Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY SECTOR

Sector	Value	Percent Of Net Assets
Communication Services	$45,194,089	5.1%
Consumer Discretionary	59,179,035	6.7%
Consumer Staples	80,461,210	9.2%
Financials	158,358,926	18.0%
Health Care	149,781,122	17.1%
Industrials	155,958,553	17.8%
Information Technology	97,747,999	11.1%
Materials	74,470,176	8.5%
Real Estate	24,687,761	2.8%
Utilities	26,234,071	3.0%
Money Market	2,076,800	0.2%
Other assets and liabilities (net)	4,671,855	0.5%
Total	$878,821,597	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	96

December 31, 2021
Schedules of Investments, continued

Pax Core Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS: 96.3%
Community Investment Notes: 0.0% (a)
CINI Investment Note, 2.000%, 11/3/2023 (b)(c)	$298,550	$298,550
(Cost $298,550)

CORPORATE BONDS: 36.8%
Communication Services: 2.7%
Alphabet, Inc., 1.900%, 08/15/40	700,000	640,905
Altice France Holding SA, 144A, 10.500%, 05/15/27 (d)	1,000,000	1,076,410
AT&T, Inc., 0.900%, 03/25/24	1,500,000	1,494,233
AT&T, Inc., 4.300%, 02/15/30	1,000,000	1,127,696
AT&T, Inc., 2.750%, 06/01/31	2,000,000	2,044,947
AT&T, Inc., 3.100%, 02/01/43	1,500,000	1,465,723
CCO Holdings, LLC/Capital Corp., 144A, 4.750%, 03/01/30 (d)	1,000,000	1,041,775
Charter Communications Operating, LLC/Capital, 5.050%, 03/30/29	1,000,000	1,146,797
Discovery Communications, LLC, 3.950%, 03/20/28	1,500,000	1,632,720
Discovery Communications, LLC, 4.125%, 05/15/29	500,000	553,820
Level 3 Financing, Inc., 144A, 3.750%, 07/15/29 (d)	1,000,000	951,620
Level 3 Financing, Inc., 144A, 3.875%, 11/15/29 (d)	1,000,000	1,018,935
Switch, Ltd., 144A, 4.125%, 06/15/29 (d)	1,000,000	1,023,935
T-Mobile USA, Inc., 4.750%, 02/01/28	1,000,000	1,054,230
T-Mobile USA, Inc., 3.000%, 02/15/41	1,000,000	980,914
Verizon Communications, Inc., 144A, 2.355%, 03/15/32 (d)	1,011,000	998,547
Verizon Communications, Inc., 3.400%, 03/22/41	1,500,000	1,577,556

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Communication Services, continued
Verizon Communications, Inc., 2.850%, 09/03/41	$1,500,000	$1,487,120
		21,317,883
Consumer Discretionary: 2.6%
Amazon.com, Inc., 2.875%, 05/12/41	800,000	834,244
Amazon.com, Inc., 2.500%, 06/03/50	1,000,000	958,816
American Museum of Natural History, The, 3.121%, 07/15/52	750,000	848,941
American University, The, 3.672%, 04/01/49	1,000,000	1,162,545
California Endowment, The, 2.498%, 04/01/51	1,000,000	990,370
Doris Duke Charitable Foundation, The, 2.345%, 07/01/50	2,000,000	1,858,593
Expedia Group, Inc., 144A, 6.250%, 05/01/25 (d)	1,000,000	1,129,408
Ford Motor Co., 3.250%, 02/12/32	2,350,000	2,411,100
Ford Motor Co., 4.750%, 01/15/43	1,000,000	1,105,525
Local Initiatives Support Corp., 1.000%, 11/15/25 (b)	1,000,000	966,700
Lowe’s Cos., Inc., 1.300%, 04/15/28	1,000,000	960,059
Lowe’s Cos., Inc., 2.800%, 09/15/41	750,000	735,618
Lowe’s Cos., Inc., 3.000%, 10/15/50	250,000	248,197
Lowe’s Cos., Inc., 3.500%, 04/01/51	750,000	815,579
Macy’s Retail Holdings, LLC, 5.125%, 01/15/42	1,000,000	956,440
Starbucks Corp., 4.450%, 08/15/49	2,000,000	2,476,866
Whirlpool Corp., 2.400%, 05/15/31	1,000,000	1,003,521

97	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Discretionary, continued
WK Kellogg Foundation Trust, 144A, 2.443%, 10/01/50 (d)	$1,000,000	$1,007,143
		20,469,665
Consumer Staples: 2.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 3.250%, 03/15/26 (d)	1,000,000	1,019,805
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 4.625%, 01/15/27 (d)	1,000,000	1,050,570
Campbell Soup Co., 2.375%, 04/24/30 (e)	1,000,000	994,956
Capital Impact Partners, 2.300%, 10/15/24 (b)	500,000	499,582
Clorox Co., The, 1.800%, 05/15/30	1,500,000	1,456,981
CVS Health Corp., 4.300%, 03/25/28	219,000	246,139
CVS Health Corp., 2.125%, 09/15/31	2,000,000	1,963,094
CVS Health Corp., 5.125%, 07/20/45	1,000,000	1,306,877
General Mills, Inc., 2.875%, 04/15/30	1,000,000	1,045,828
General Mills, Inc., 2.250%, 10/14/31 (e)	750,000	742,806
Kellogg Co., 2.100%, 06/01/30	1,000,000	982,638
Keurig Dr Pepper, Inc., 0.750%, 03/15/24	1,000,000	993,694
Keurig Dr Pepper, Inc., 3.200%, 05/01/30	1,000,000	1,059,405
Keurig Dr Pepper, Inc., 3.350%, 03/15/51	250,000	261,592
Kraft Heinz Foods Co., 4.250%, 03/01/31 (e)	1,000,000	1,139,432
PepsiCo, Inc., 2.875%, 10/15/49	1,000,000	1,055,577

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Staples, continued
Raza Development Fund, Inc., 3.534%, 07/01/34	$1,000,000	$1,126,495
Sysco Corp., 5.950%, 04/01/30	995,000	1,244,336
		18,189,807
Energy: 0.3%
MidAmerican Energy Co., 3.100%, 05/01/27	1,000,000	1,064,021
MidAmerican Energy Co., 3.650%, 04/15/29	1,000,000	1,103,916
		2,167,937
Financials: 12.4%
Aflac, Inc., 1.125%, 03/15/26	1,500,000	1,474,755
Aflac, Inc., 3.600%, 04/01/30 (e)	1,000,000	1,104,508
Allstate Corp., The, 1.450%, 12/15/30	2,000,000	1,895,204
Allstate Corp., The, 3.850%, 08/10/49	1,000,000	1,175,503
Assured Guaranty US Holdings, Inc., 3.150%, 06/15/31	1,000,000	1,034,656
Astrazeneca Finance, LLC, 1.750%, 05/28/28	1,000,000	995,699
Bank of America Corp., 1.486%, 05/19/24 (f)	1,650,000	1,662,624
Bank of America Corp., 0.981%, 09/25/25 (f)	2,000,000	1,977,390
Bank of America Corp., 3.559%, 04/23/27 (f)	1,000,000	1,070,513
Bank of America Corp., 2.572%, 10/20/32 (f)	1,000,000	1,006,725
Bank of America Corp., 4.083%, 03/20/51 (f)	1,000,000	1,208,743
Bank of Montreal, 1.250%, 09/15/26	2,000,000	1,960,426
Bank of New York Mellon Corp., The, 3.400%, 01/29/28	1,000,000	1,086,995
BlueHub Loan Fund, Inc., 2.890%, 01/01/27	1,000,000	1,018,822
BNG Bank NV, 144A, 0.500%, 11/24/25 (d)	250,000	243,015

SEE NOTES TO FINANCIAL STATEMENTS	98

December 31, 2021
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Calvert Impact Capital, Inc., 3.000%, 03/14/25	$1,000,000	$1,062,930
Century Housing Corp., 0.375%, 03/15/22	1,000,000	999,949
Chubb INA Holdings, Inc., 1.375%, 09/15/30	2,000,000	1,888,080
Chubb INA Holdings, Inc., 2.850%, 12/15/51	250,000	252,290
Citigroup, Inc., 1.281%, 11/03/25 (f)	1,500,000	1,497,239
Fifth Third Bancorp, 1.707%, 11/01/27 (f)	1,000,000	988,944
Fifth Third Bank, 2.250%, 02/01/27	1,000,000	1,024,212
Goldman Sachs Group Inc., The, 0.855%, 02/12/26 (f)	2,500,000	2,453,702
Goldman Sachs Group, Inc., The, 3.210%, 04/22/42 (f)	750,000	781,488
ING Groep NV, 144A, 4.625%, 01/06/26 (d)	2,000,000	2,225,368
JPMorgan Chase & Co., 0.653%, 09/16/24 (f)	3,000,000	2,987,411
JPMorgan Chase & Co., 0.563%, 02/16/25 (f)	2,000,000	1,972,303
JPMorgan Chase & Co., 0.768%, 08/09/25 (f)	2,000,000	1,969,851
JPMorgan Chase & Co., 1.470%, 09/22/27 (f)	1,000,000	981,256
JPMorgan Chase & Co., 3.964%, 11/15/48 (f)	1,000,000	1,179,796
Kreditanstalt fuer Wiederaufbau, 2.125%, 06/15/22	1,000,000	1,008,008
Kreditanstalt fuer Wiederaufbau, 2.375%, 12/29/22	3,000,000	3,057,283
Kreditanstalt fuer Wiederaufbau, 2.625%, 02/28/24	5,000,000	5,196,558
Kreditanstalt fuer Wiederaufbau, 0.500%, 09/20/24	1,000,000	988,502

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Kreditanstalt fuer Wiederaufbau, 2.000%, 05/02/25	$3,000,000	$3,088,938
Kreditanstalt fuer Wiederaufbau, 0.375%, 07/18/25	1,000,000	974,523
Kreditanstalt fuer Wiederaufbau, 0.625%, 01/22/26	5,000,000	4,882,967
Kreditanstalt fuer Wiederaufbau, 1.000%, 10/01/26	1,500,000	1,479,553
MetLife, Inc., 4.875%, 11/13/43	1,000,000	1,303,549
Metropolitan Life Global Funding I, 144A, 0.950%, 07/02/25 (d)	3,000,000	2,961,119
Morgan Stanley, 0.560%, 11/10/23 (f)	3,000,000	2,996,588
Morgan Stanley, 3.625%, 01/20/27	2,000,000	2,171,144
Morgan Stanley, 4.457%, 04/22/39 (f)	1,000,000	1,204,618
Morgan Stanley, 5.597%, 03/24/51 (f)	1,000,000	1,502,495
MSCI, Inc., 144A, 3.625%, 09/01/30 (d)	1,000,000	1,024,040
MSCI, Inc., 144A, 3.875%, 02/15/31 (d)	1,000,000	1,042,795
National Bank of Canada, 0.900%, 08/15/23 (f)	1,750,000	1,751,688
National Bank of Canada, 0.550%, 11/15/24 (f)	1,600,000	1,582,241
Natwest Group, PLC, 2.359%, 05/22/24 (f)	2,000,000	2,033,145
OneMain Finance Corp., 3.500%, 01/15/27	1,000,000	989,985
PNC Financial Services Group Inc., The, 1.150%, 08/13/26	1,500,000	1,481,189
PNC Financial Services Group, Inc., The, 3.450%, 04/23/29	500,000	545,388

99	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Progressive Corp., The, 3.200%, 03/26/30	$1,500,000	$1,622,907
Prudential Financial, Inc., 1.500%, 03/10/26	250,000	250,493
Prudential Financial, Inc., 4.350%, 02/25/50	1,000,000	1,255,030
Royal Bank of Canada, 1.150%, 06/10/25	2,000,000	1,985,159
Sumitomo Mitsui Financial Group, Inc., 0.508%, 01/12/24	2,000,000	1,978,377
Toronto-Dominion Bank, The, 2.650%, 06/12/24	1,000,000	1,038,046
Travelers Cos, Inc., The, 4.100%, 03/04/49	1,000,000	1,219,690
Truist Financial Corp., 1.267%, 03/02/27 (f)	2,500,000	2,455,510
USAA Capital Corp., 144A, 2.125%, 05/01/30 (d)	1,000,000	1,002,863
		97,254,788
Health Care: 3.9%
AbbVie, Inc., 3.200%, 11/21/29	1,000,000	1,071,301
AbbVie, Inc., 4.250%, 11/21/49	1,000,000	1,201,964
Agilent Technologies, Inc., 2.300%, 03/12/31	2,000,000	1,984,872
Amgen, Inc., 3.625%, 05/22/24	1,000,000	1,053,940
Amgen, Inc., 1.900%, 02/21/25	500,000	509,903
Anthem, Inc., 2.375%, 01/15/25	1,000,000	1,032,149
Anthem, Inc., 1.500%, 03/15/26	500,000	500,152
Anthem, Inc., 4.101%, 03/01/28	1,000,000	1,110,222
Anthem, Inc., 2.250%, 05/15/30	1,000,000	998,584
Avantor Funding, Inc., 144A, 4.625%, 07/15/28 (d)	1,000,000	1,044,165
Becton Dickinson & Co., 3.363%, 06/06/24	454,000	475,641

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
Becton Dickinson & Co., 3.700%, 06/06/27	$1,000,000	$1,091,278
Becton Dickinson & Co., 1.957%, 02/11/31	500,000	481,720
Becton Dickinson & Co., 4.669%, 06/06/47	1,000,000	1,268,163
Bristol-Myers Squibb Co., 2.350%, 11/13/40	500,000	476,623
Bristol-Myers Squibb Co., 2.550%, 11/13/50	500,000	476,305
Danaher Corp., 2.600%, 10/01/50	1,000,000	960,095
HealthEquity, Inc., 144A, 4.500%, 10/01/29 (d)	1,000,000	991,250
Kaiser Foundation Hospitals, 2.810%, 06/01/41	1,000,000	1,010,216
Kaiser Foundation Hospitals, 3.266%, 11/01/49	1,000,000	1,076,832
Laboratory Corp of America Holdings, 1.550%, 06/01/26	1,000,000	990,091
Merck & Co., Inc., 2.350%, 06/24/40	1,000,000	957,364
Novant Health, Inc., 2.637%, 11/01/36	1,500,000	1,516,502
Pfizer, Inc., 1.750%, 08/18/31	2,250,000	2,201,661
Quest Diagnostics, Inc., 3.450%, 06/01/26	1,000,000	1,068,260
Seattle Children’s Hospital, 1.208%, 10/01/27	1,000,000	966,270
Thermo Fisher Scientific, Inc., 1.750%, 10/15/28	500,000	497,607
UnitedHealth Group, Inc., 2.750%, 05/15/40	500,000	510,103
UnitedHealth Group, Inc., 3.050%, 05/15/41	750,000	788,296
Zoetis, Inc., 3.000%, 09/12/27	1,000,000	1,055,644
Zoetis, Inc., 3.900%, 08/20/28	1,000,000	1,111,795
		30,478,968

SEE NOTES TO FINANCIAL STATEMENTS	100

December 31, 2021
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Industrials: 3.2%
Burlington Northern Santa Fe, LLC, 3.550%, 02/15/50	$1,000,000	$1,127,261
Caterpillar, Inc., 2.600%, 04/09/30	1,000,000	1,044,172
Cummins, Inc., 7.125%, 03/01/28	1,000,000	1,287,246
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 1.750%, 09/15/30	1,000,000	959,300
Masco Corp., 1.500%, 02/15/28	1,000,000	969,463
Meritor, Inc., 144A, 4.500%, 12/15/28 (d)	1,000,000	1,004,015
Nature Conservancy, The, 1.861%, 07/01/33	266,000	258,125
Norfolk Southern Corp., 2.300%, 05/15/31 (e)	2,500,000	2,518,027
Norfolk Southern Corp., 2.900%, 08/25/51	1,500,000	1,485,045
Republic Services, Inc., 1.450%, 02/15/31	2,000,000	1,864,428
Roper Technologies, Inc., 2.000%, 06/30/30	1,500,000	1,445,360
Standard Industries, Inc., 144A, 4.750%, 01/15/28 (d)	1,000,000	1,034,315
Tesla Energy Operations, Inc., 4.700%, 05/29/25 (b)	2,000,000	2,037,581
Union Pacific Corp., 2.400%, 02/05/30	500,000	510,607
Union Pacific Corp., 3.200%, 05/20/41	1,000,000	1,069,643
United Rentals North America, Inc., 5.250%, 01/15/30	2,000,000	2,167,830
Waste Management, Inc., 3.150%, 11/15/27	2,500,000	2,673,450
Waste Management, Inc., 2.500%, 11/15/50	350,000	335,420
Xylem, Inc., 1.950%, 01/30/28	1,500,000	1,485,493
		25,276,781

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Information Technology: 3.6%
Analog Devices, Inc., 2.950%, 04/01/25	$1,000,000	$1,051,295
Analog Devices, Inc., 1.700%, 10/01/28	750,000	748,847
Apple, Inc., 3.000%, 06/20/27	2,500,000	2,682,129
Apple, Inc., 2.375%, 02/08/41	1,000,000	977,623
Apple, Inc., 2.400%, 08/20/50 (e)	1,000,000	945,519
Broadcom, Inc., 144A, 3.500%, 02/15/41 (d)	1,000,000	1,026,861
Dell International, LLC/EMC Corp., 6.020%, 06/15/26	1,000,000	1,157,572
Fiserv, Inc., 2.250%, 06/01/27	1,000,000	1,018,821
Gartner, Inc., 144A, 4.500%, 07/01/28 (d)	1,000,000	1,046,010
Hewlett Packard Enterprise Co., 1.450%, 04/01/24	2,500,000	2,517,755
HP, Inc., 144A, 2.650%, 06/17/31 (d)	1,500,000	1,482,100
MasterCard, Inc., 2.950%, 06/01/29	500,000	536,623
Mastercard, Inc., 2.950%, 03/15/51	1,000,000	1,041,480
Microchip Technology, Inc., 0.972%, 02/15/24	1,000,000	991,880
NetApp, Inc., 3.250%, 12/15/22	671,000	681,226
NetApp, Inc., 1.875%, 06/22/25	1,000,000	1,008,788
NXP BV/Funding, LLC/USA, Inc., 144A, 2.500%, 05/11/31 (d)	1,500,000	1,512,639
Square, Inc., 144A, 3.500%, 06/01/31 (d)	1,000,000	1,026,730
TSMC Arizona Corp., 3.125%, 10/25/41	750,000	785,036
TSMC Global, Ltd., 144A, 0.750%, 09/28/25 (d)(e)	500,000	483,706
TSMC Global, Ltd., 144A, 1.250%, 04/23/26 (d)	2,000,000	1,962,066
Visa, Inc., 3.650%, 09/15/47	2,000,000	2,344,554

101	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Information Technology, continued
Western Digital Corp., 2.850%, 02/01/29	$1,000,000	$1,011,255
		28,040,515
Materials: 0.3%
Ardagh Metal Packaging Finance USA, LLC/Finance PLC, 144A, 4.000%, 09/01/29 (d)	1,000,000	990,525
Ecolab, Inc., 2.125%, 08/15/50	500,000	443,948
Ecolab, Inc., 2.750%, 08/18/55	950,000	939,192
		2,373,665
Real Estate: 2.2%
Alexandria Real Estate Equities, Inc., 2.000%, 05/18/32	500,000	478,702
Alexandria Real Estate Equities, Inc., 1.875%, 02/01/33	1,000,000	942,388
American Tower Corp., 2.400%, 03/15/25	500,000	513,982
American Tower Corp., 1.600%, 04/15/26	1,500,000	1,486,942
American Tower Corp., 2.100%, 06/15/30	250,000	241,249
American Tower Corp., 1.875%, 10/15/30	500,000	473,607
American Tower Corp., 2.950%, 01/15/51	500,000	476,865
Crown Castle International Corp, 1.050%, 07/15/26	1,000,000	967,290
Crown Castle International Corp., 3.300%, 07/01/30	500,000	528,561
Crown Castle International Corp., 2.500%, 07/15/31	500,000	497,422
Equinix, Inc., 1.000%, 09/15/25	1,000,000	971,271
HAT Holdings I ,LLC/HAT Holdings II, LLC, 144A, 3.375%, 06/15/26 (d)	850,000	859,639

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Real Estate, continued
HAT Holdings I, LLC/HAT Holdings II, LLC, 144A, 3.750%, 09/15/30 (d)	$1,000,000	$998,935
Prologis, LP, 1.250%, 10/15/30	500,000	466,079
Prologis, LP, 1.625%, 03/15/31	1,000,000	955,108
SBA Tower Trust, 144A, 1.631%, 11/15/26 (d)	1,000,000	985,332
SBA Tower Trust, 144A, 1.840%, 04/15/27 (d)	2,000,000	1,988,533
UDR, Inc., 1.900%, 03/15/33	1,000,000	925,256
Welltower, Inc., 2.050%, 01/15/29	750,000	739,501
Welltower, Inc., 2.800%, 06/01/31	1,500,000	1,532,125
Welltower, Inc., 2.750%, 01/15/32	500,000	505,556
		17,534,343
Utilities: 3.3%
AES Corp., The, 1.375%, 01/15/26	2,000,000	1,944,574
AES Corp., The, 2.450%, 01/15/31	1,000,000	976,423
American Water Capital Corp., 2.800%, 05/01/30	3,000,000	3,115,811
Avangrid, Inc., 3.200%, 04/15/25	1,000,000	1,052,132
Clearway Energy Operating, LLC, 144A, 3.750%, 02/15/31 (d)	1,000,000	999,040
Consolidated Edison Co. of New York, Inc., 3.350%, 04/01/30	1,000,000	1,077,638
DTE Electric Co., 1.900%, 04/01/28	1,500,000	1,487,498
DTE Electric Co., 3.950%, 03/01/49	1,000,000	1,188,950
Georgia Power Co., 3.250%, 03/15/51	1,000,000	1,009,273
Leeward Renewable Energy Operations, LLC, 144A, 4.250%, 07/01/29 (d)	1,000,000	1,011,480

SEE NOTES TO FINANCIAL STATEMENTS	102

December 31, 2021
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Utilities, continued
Niagara Mohawk Power Corp., 144A, 1.960%, 06/27/30 (d)	$2,000,000	$1,915,482
NSTAR Electric Co., 3.250%, 05/15/29	3,000,000	3,218,408
Pattern Energy Operations, LP/Inc., 144A, 4.500%, 08/15/28 (d)	1,000,000	1,039,060
PG&E Energy Recovery Funding, LLC, 2.822%, 07/15/46	750,000	749,716
Southern Power Co., 4.150%, 12/01/25	1,000,000	1,089,268
Southern Power Co., 0.900%, 01/15/26	500,000	483,898
Southwestern Public Service Co., 3.150%, 05/01/50	1,500,000	1,573,620
Sunnova Energy Corp., 144A, 5.875%, 09/01/26 (d)	1,000,000	1,021,040
Union Electric Co., 2.150%, 03/15/32	1,000,000	983,896
		25,937,207
TOTAL CORPORATE BONDS
(Cost $284,368,186)		289,041,559

U.S. GOVERNMENT AGENCY BONDS: 1.1%
Agency Securities: 1.1%
North American Development Bank, 2.400%, 10/26/22	2,000,000	2,032,176
United States International Development Finance Corp., 0.090%, 09/15/26 (f)	1,583,333	1,583,333
United States International Development Finance Corp., 1.650%, 04/15/28	500,000	500,129
United States International Development Finance Corp., 1.440%, 04/15/28	1,000,000	989,206

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
U.S. GOVERNMENT AGENCY BONDS, continued
Agency Securities, continued
United States International Development Finance Corp., 0.090%, 03/15/30 (f)	$2,000,000	$2,000,000
United States International Development Finance Corp., 3.520%, 09/20/32	1,535,714	1,685,032
TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $8,599,692)		8,789,876

GOVERNMENT BONDS: 0.4%
Kommunalbanken AS, 144A, 0.500%, 10/21/24 (d)	500,000	492,009
Kommunalbanken AS, 144A, 1.125%, 10/26/26 (d)	1,500,000	1,483,902
Kommunalbanken AS, 144A, 1.125%, 06/14/30 (d)	1,000,000	962,753
TOTAL GOVERNMENT BONDS
(Cost $2,944,650)		2,938,664

SUPRANATIONAL BONDS: 12.0%
European Bank for Reconstruction & Development, 0.250%, 07/10/23	3,000,000	2,981,685
European Bank for Reconstruction & Development, 1.625%, 09/27/24	3,000,000	3,052,533
European Bank for Reconstruction & Development, 0.500%, 11/25/25	3,000,000	2,915,945
European Investment Bank, 2.500%, 03/15/23	5,000,000	5,117,820
European Investment Bank, 0.250%, 09/15/23	5,000,000	4,961,977
European Investment Bank, 3.125%, 12/14/23	3,000,000	3,137,694
European Investment Bank, 3.250%, 01/29/24	8,000,000	8,403,823

103	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
SUPRANATIONAL BONDS, continued
European Investment Bank, 0.750%, 09/23/30	$1,000,000	$937,620
European Investment Bank, 1.250%, 02/14/31	2,000,000	1,951,818
Inter-American Development Bank, 0.250%, 11/15/23	4,000,000	3,964,353
Inter-American Development Bank, 2.625%, 01/16/24	3,000,000	3,112,126
Inter-American Development Bank, 0.340%, 10/15/24	4,000,000	3,922,019
Inter-American Development Bank, 1.750%, 03/14/25	3,000,000	3,062,983
Inter-American Development Bank, 0.625%, 07/15/25	3,000,000	2,945,778
Inter-American Development Bank, 0.875%, 04/20/26	2,000,000	1,969,533
Inter-American Development Bank, 0.625%, 09/16/27	600,000	572,741
Inter-American Development Bank, 1.125%, 01/13/31	3,250,000	3,128,339
International Bank for Reconstruction & Development, 2.530%, 03/11/22	4,000,000	4,017,871
International Bank for Reconstruction & Development, 2.125%, 07/01/22	2,000,000	2,017,091
International Bank for Reconstruction & Development, 1.625%, 01/15/25	8,000,000	8,139,637
International Bank for Reconstruction & Development, 0.625%, 04/22/25	5,000,000	4,920,150

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
SUPRANATIONAL BONDS, continued
International Bank for Reconstruction & Development, 0.500%, 10/28/25	$500,000	$487,493
International Bank for Reconstruction & Development, 0.750%, 11/24/27	1,000,000	960,489
International Bank for Reconstruction & Development, 1.375%, 04/20/28	1,500,000	1,495,960
International Bank for Reconstruction & Development, 0.420%, 02/11/31 (f)	2,000,000	2,014,527
International Bank for Reconstruction & Development, 1.625%, 11/03/31	1,500,000	1,503,417
International Bank for Reconstruction & Development, 2.750%, 05/31/36	2,000,000	2,000,063
International Development Association, 144A, 0.375%, 09/23/25 (d)	3,200,000	3,101,975
International Finance Corp., 0.375%, 07/16/25	1,000,000	973,537
International Finance Corp., 0.750%, 10/08/26	2,250,000	2,193,076
Nordic Investment Bank, 0.375%, 09/20/24	1,500,000	1,474,992
Nordic Investment Bank, 0.375%, 09/11/25	3,000,000	2,914,996
TOTAL SUPRANATIONAL BONDS
(Cost $94,965,818)		94,354,061

MUNICIPAL BONDS: 1.6%
California Health Facilities Financing Authority, 1.970%, 06/01/23	500,000	508,690

SEE NOTES TO FINANCIAL STATEMENTS	104

December 31, 2021
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MUNICIPAL BONDS, continued
California State University, 2.795%, 11/01/41	$500,000	$497,941
California State University, 2.939%, 11/01/52	905,000	907,778
City of Los Angeles CA Wastewater System Revenue, 4.029%, 06/01/39	1,020,000	1,118,019
Ford Foundation, The, 2.415%, 06/01/50	750,000	713,659
Massachusetts School Building Authority, 3.395%, 10/15/40	1,000,000	1,047,222
Ontario Teachers’ Finance Trust, 144A, 1.250%, 09/27/30 (d)	1,000,000	950,862
Santa Clara Valley Water District, 3.369%, 06/01/27	1,305,000	1,407,853
State of California, 7.550%, 04/01/39	2,000,000	3,341,545
University of Massachusetts Building Authority, 6.573%, 05/01/39	125,000	125,475
University of Massachusetts Building Authority, 5.450%, 11/01/40	1,225,000	1,634,683
TOTAL MUNICIPAL BONDS
(Cost $11,670,977)		12,253,727

U.S. TREASURY NOTES: 14.6%
0.125%, 04/15/22 (TIPS)	6,822,060	6,921,923
0.125%, 07/15/24 (TIPS)	4,658,160	4,967,216
0.625%, 01/15/26 (TIPS)	3,491,190	3,836,399
1.250%, 11/30/26	16,500,000	16,502,578
0.375%, 07/15/27 (TIPS)	7,912,800	8,785,745
1.500%, 11/30/28	11,500,000	11,558,398
0.875%, 11/15/30	2,000,000	1,904,063
1.625%, 05/15/31	5,000,000	5,069,922
5.000%, 05/15/37	2,000,000	2,917,813
2.000%, 11/15/41	29,000,000	29,432,734
1.000%, 02/15/48 (TIPS)	1,121,330	1,576,993
1.875%, 11/15/51	21,500,000	21,434,491
TOTAL U.S. TREASURY NOTES
(Cost $111,819,930)		114,908,275

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES: 6.8%
Bayview Opportunity Master Fund IVa Trust 2016, 144A, 4.000%, 04/28/55 (d)	$475,823	$478,179
CarMax Auto Owner Trust 2019-4, 2.800%, 04/15/26	2,000,000	2,042,821
CarMax Auto Owner Trust 2020-3, 2.530%, 01/15/27	2,000,000	2,037,089
College Avenue Student Loans 2021-B, LLC, 144A, 1.760%, 06/25/52 (d)	467,686	461,116
Commonbond Student Loan Trust 2018-C-GS, 144A, 3.870%, 02/25/46 (d)	786,043	805,856
Commonbond Student Loan Trust 2019-A-GS, 144A, 2.540%, 01/25/47 (d)	780,901	792,447
Commonbond Student Loan Trust 2020-A-GS, 144A, 1.980%, 08/25/50 (d)	693,054	692,752
Commonbond Student Loan Trust 2021-A-GS, 144A, 1.200%, 03/25/52 (d)	372,950	370,020
Commonbond Student Loan Trust 2021-B-GS, 144A, 1.170%, 09/25/51 (d)	469,150	460,148
Foundation Finance Trust 2021-1, 144A, 1.270%, 05/15/41 (d)	1,908,682	1,879,879
Foundation Finance Trust 2021-2, 144A, 2.190%, 01/15/42 (d)	750,000	747,892
FRTKL 2021-SFR1, 144A, 1.571%, 09/17/38 (d)	1,000,000	980,415
Loanpal Solar Loan 2021-2 Ltd, 144A, 2.220%, 03/20/48 (d)	645,525	642,231
Mill City Mortgage Trust 2015-1, 144A, 3.577%, 06/25/56 (d)(f)	278,364	278,997
Mill City Solar Loan 2019-1, Ltd., 144A, 4.340%, 03/20/43 (d)	563,547	606,901

105	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES, continued
Mill City Solar Loan 2019-2, Ltd., 144A, 3.690%, 07/20/43 (d)	$612,138	$643,294
Mosaic Solar Loan Trust 2018-1, 144A, 4.010%, 06/22/43 (d)	923,425	976,490
Mosaic Solar Loan Trust 2019-2, 144A, 2.880%, 09/20/40 (d)	472,024	486,947
Mosaic Solar Loan Trust 2020-1, 144A, 2.100%, 04/20/46 (d)	556,204	559,178
Mosaic Solar Loan Trust 2020-2, 144A, 3.000%, 08/20/46 (d)	1,071,021	1,081,814
Mosaic Solar Loan Trust 2020-2, 144A, 1.440%, 08/20/46 (d)	1,157,364	1,128,062
Mosaic Solar Loan Trust 2021-1, 144A, 1.510%, 12/20/46 (d)	1,040,765	1,012,900
Mosaic Solar Loan Trust 2021-2, 144A, 2.090%, 04/22/47 (d)	949,226	931,540
Mosaic Solar Loans 2017-1 LLC, 144A, 4.450%, 06/20/42 (d)	546,298	572,731
Mosaic Solar Loans 2017-2 LLC, 144A, 3.820%, 06/22/43 (d)	642,508	669,728
Mosaic Solar Loans 2017-2 LLC, 144A, 2.000%, 06/22/43 (d)	616,172	615,003
PACEWell 5 Trust, 144A, 2.628%, 10/10/59 (d)	1,100,000	1,104,674
Progress Residential 2021-SFR1, 144A, 1.052%, 04/17/38 (d)	750,000	722,063
Service Experts Issuer 2021-1, LLC, 144A, 2.670%, 02/02/32 (d)	1,441,176	1,439,457

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES, continued
SoFi Professional Loan Program 2015-d, LLC, 144A, 3.590%, 10/26/37 (d)	$662,660	$664,952
SoFi Professional Loan Program 2017-B, LLC, 144A, 3.700%, 05/25/40 (d)(f)	1,900,000	1,938,008
SoFi Professional Loan Program 2017-D, LLC, 144A, 3.610%, 09/25/40 (d)	500,000	515,219
SoFi Professional Loan Program 2017-E, LLC, 144A, 3.490%, 11/26/40 (d)	750,000	771,310
SoFi Professional Loan Program 2017-F, LLC, 144A, 3.620%, 01/25/41 (d)	1,800,000	1,858,159
SoFi Professional Loan Program 2018-B Trust, 144A, 3.830%, 08/25/47 (d)	500,000	515,025
Sofi Professional Loan Program 2019-C, LLC, 144A, 2.370%, 11/16/48 (d)	2,136,537	2,163,630
Sunnova Helios II Issuer, LLC 2019-A, 144A, 3.750%, 06/20/46 (d)	1,733,675	1,803,152
Sunnova Helios II Issuer, LLC 2021-A, 144A, 1.800%, 02/20/48 (d)	460,069	453,827
Sunnova Helios II Issuer, LLC 2021-B, 144A, 1.620%, 07/20/48 (d)	2,386,740	2,341,987
Sunnova Helios VII Issuer, LLC, 144A, 2.330%, 10/20/48 (d)	988,363	980,878
Sunnova Sol Issuer, LLC, 144A, 3.350%, 02/01/55 (d)	952,367	981,018

SEE NOTES TO FINANCIAL STATEMENTS	106

December 31, 2021
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES, continued
Sunrun Athena Issuer 2018-1, LLC, 144A, 5.310%, 04/30/49 (d)	$931,462	$1,023,070
Sunrun Atlas Issuer 2019-2, LLC, 144A, 3.610%, 02/01/55 (d)	948,513	995,514
Tesla Auto Lease Trust 2019-A, 144A, 5.480%, 05/22/23 (d)	1,000,000	1,028,637
Tesla Auto Lease Trust 2020-A, 144A, 4.640%, 08/20/24 (d)	1,000,000	1,032,180
Tesla Auto Lease Trust 2021-A, 144A, 1.340%, 03/20/25 (d)	500,000	496,943
Tesla Auto Lease Trust 2021-A, 144A, 1.180%, 03/20/25 (d)	750,000	745,331
Tesla Auto Lease Trust 2021-B, 144A, 1.120%, 09/22/25 (d)	500,000	492,946
Towd Point Mortgage Trust 2015-2, 144A, 3.750%, 11/25/57 (d)(f)	910,671	918,624
Towd Point Mortgage Trust 2015-2, 144A, 3.360%, 11/25/60 (d)(f)	2,000,000	2,052,309
Tricon American Homes 2020-SFR2 Trust, 144A, 1.482%, 11/17/39 (d)	1,488,730	1,438,952
TRP - TRIP Rail Master Funding, LLC, 144A, 2.150%, 06/19/51 (d)	983,318	980,226
TRP 2021, LLC, 144A, 2.070%, 06/19/51 (d)	991,808	983,920
Vivint Solar Financing V, LLC, 144A, 4.730%, 04/30/48 (d)	941,856	1,005,835
TOTAL ASSET-BACKED SECURITIES
(Cost $53,246,988)		53,402,276

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES: 23.0%
Ginnie Mae (Mortgage-Backed): 0.7%
1.550%, 06/16/36	$398,828	$399,380
3.020%, 09/15/41	1,705,727	1,790,791
2.879%, 09/16/50 (f)	2,000,000	2,034,924
2.912%, 03/16/55 (f)	941,451	971,523
		5,196,618
Freddie Mac (Mortgage-Backed): 5.6%
4.000%, 06/01/26	842,562	887,983
2.939%, 04/25/29	3,000,000	3,246,996
0.704%, 04/25/29 (f)	500,000	483,673
2.412%, 08/25/29	2,000,000	2,089,106
1.503%, 09/25/30	651,000	638,156
1.487%, 11/25/30	2,750,000	2,689,080
1.204%, 09/25/31	736,678	721,852
3.000%, 07/01/33	864,232	901,674
4.500%, 01/01/34	677,378	733,366
3.500%, 01/01/34	779,934	834,724
1.700%, 01/25/34, 144A (d)(f)	500,000	502,475
3.000%, 12/01/34	873,202	917,367
4.000%, 10/01/35	1,313,731	1,426,033
2.500%, 11/01/36	1,646,133	1,697,320
3.500%, 01/01/44	1,081,497	1,168,544
3.500%, 02/01/45	1,110,165	1,210,920
3.000%, 06/01/46	1,416,461	1,509,489
3.000%, 01/01/47	1,606,121	1,697,200
4.000%, 08/01/47	417,132	444,903
3.500%, 08/01/47	958,198	1,018,529
3.500%, 09/01/47	671,032	714,111
3.500%, 10/01/47	842,755	893,119
3.500%, 12/01/47	700,600	743,966
3.500%, 03/01/48	642,350	679,877
4.000%, 04/01/48	1,600,069	1,714,727
3.500%, 05/01/48	561,646	594,069
3.500%, 06/01/49	628,058	662,605
3.000%, 12/01/49	2,022,151	2,105,894
3.000%, 02/01/50	3,391,502	3,547,992
3.000%, 03/01/50	1,757,287	1,838,072
1 month LIBOR +3.10%, 3.190%, 03/25/50, 144A (d)(f)	1,279,781	1,296,015
2.500%, 05/01/50	1,728,458	1,767,047
2.000%, 02/01/51	2,778,566	2,780,746
		44,157,630

107	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage-Backed): 15.2%
2.784%, 02/25/27 (f)	$2,658,202	$2,810,756
2.902%, 01/25/28 (f)	1,900,000	2,037,254
3.059%, 03/25/28 (f)	1,299,191	1,408,746
3.325%, 06/25/28 (f)	2,000,000	2,190,976
3.552%, 09/25/28 (f)	2,034,000	2,270,100
3.660%, 01/01/29	1,908,168	1,999,470
2.937%, 06/25/29	2,000,000	2,166,181
1.383%, 12/25/30 (f)	2,700,000	2,612,128
3.500%, 07/01/35	738,197	789,953
2.000%, 03/01/36	2,728,768	2,806,000
4.000%, 03/01/38	1,095,451	1,190,145
3.500%, 09/01/39	608,969	641,246
2.000%, 11/01/40	1,828,772	1,857,414
2.500%, 12/01/40	2,721,856	2,805,617
2.000%, 12/01/40	4,537,579	4,613,458
4.000%, 02/01/41	1,791,954	1,968,671
2.050%, 11/25/41, 144A (d)(f)	1,500,000	1,504,689
4.000%, 01/01/42	1,639,948	1,800,971
3.500%, 01/01/43	1,632,741	1,756,818
3.500%, 08/01/45	1,117,798	1,204,565
4.000%, 09/01/45	590,452	639,575
3.500%, 10/01/45	812,599	870,190
4.000%, 11/01/45	1,228,776	1,332,796
4.000%, 06/01/46	580,676	629,007
3.000%, 06/01/46	1,421,798	1,484,042
4.000%, 07/01/46	861,241	944,556
4.500%, 09/01/46	999,768	1,107,878
4.000%, 01/01/47	544,506	590,663
4.000%, 05/01/47	1,597,228	1,726,505
4.000%, 06/01/47	1,110,920	1,194,329
3.500%, 06/01/47	973,062	1,043,760
3.500%, 08/01/47	358,094	377,692
3.500%, 11/01/47	1,316,269	1,416,829
4.000%, 01/01/48	1,156,377	1,252,676
3.500%, 03/01/48	525,163	555,687
3.500%, 04/01/48	2,135,023	2,314,379
3.500%, 06/01/48	1,403,354	1,508,031
3.000%, 10/01/48	424,649	428,325
3.500%, 07/01/49	690,536	739,367
3.500%, 09/01/49	514,521	543,059
3.000%, 09/01/49	641,320	670,149
3.000%, 10/01/49	1,605,313	1,685,643
3.500%, 02/01/50	839,821	884,136
4.000%, 03/01/50	1,476,703	1,583,444

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage-Backed), continued
3.000%, 03/01/50	$1,165,253	$1,211,278
2.500%, 03/01/50	1,998,008	2,042,014
2.500%, 08/01/50	2,166,655	2,217,534
2.500%, 09/01/50	6,670,073	6,825,778
2.000%, 10/01/50	3,536,027	3,546,584
3.000%, 11/01/50	1,608,395	1,682,017
2.500%, 11/01/50	2,186,814	2,234,978
1.500%, 11/01/50	2,717,715	2,633,975
2.500%, 12/01/50	4,392,584	4,497,489
2.000%, 12/01/50	1,800,088	1,799,368
2.500%, 01/01/51	1,732,995	1,776,811
2.500%, 05/01/51	1,728,967	1,771,614
2.500%, 07/01/51	8,807,624	9,009,013
2.000%, 09/01/51	2,966,066	2,962,073
2.500%, 10/01/51	2,985,642	3,054,674
2.000%, 10/01/51	2,978,988	2,975,968
2.500%, 11/01/51	2,971,263	3,039,964
		119,239,008
Commercial Mortgage-Backed: 1.5%
Bellemeade Re 2018-1, Ltd., 1 month LIBOR + 1.60%, 144A, 1.690%, 04/25/28 (d)(f)	102,876	102,885
Connecticut Avenue Securities Trust 2021-R01, 144A, 1.600%, 10/25/41 (d)(f)	645,000	646,363
Flagstar Mortgage Trust 2021-5INV, 144A, 2.500%, 07/25/51 (d)(f)	911,488	921,955
Flagstar Mortgage Trust 2021-6INV, 144A, 2.500%, 08/25/51 (d)(f)	1,842,142	1,863,310
Mello Mortgage Capital Acceptance 2021-INV1, 144A, 2.500%, 06/25/51 (d)(f)	906,126	916,559
New Residential Mortgage Loan Trust 2019-2, 144A, 4.250%, 12/25/57 (d)(f)	1,211,156	1,266,671
New Residential Mortgage Loan Trust 2019-4, 144A, 3.500%, 12/25/58 (d)(f)	516,195	535,579

SEE NOTES TO FINANCIAL STATEMENTS	108

December 31, 2021
Schedules of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Commercial Mortgage-Backed, continued
New Residential Mortgage Loan Trust 2019-5, 144A, 3.500%, 08/25/59 (d)(f)	$724,977	$745,040
New Residential Mortgage Loan Trust 2019-RPL3, 144A, 2.750%, 07/25/59 (d)(f)	1,515,159	1,545,389
Radnor RE 2018-1, Ltd., 1 month LIBOR + 1.40%, 144A, 1.490%, 03/25/28 (d)(f)	117,756	117,805
Sequoia Mortgage Trust 2018-CH1, 144A, 4.000%, 03/25/48 (d)(f)	150,522	151,717
Sequoia Mortgage Trust 2021-4, 144A, 2.500%, 06/25/51 (d)(f)	1,912,029	1,933,768
SLG Office Trust 2021-OVA, 144A, 2.585%, 07/15/41 (d)	750,000	770,017
		11,517,058
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $178,874,459)		180,110,314

TOTAL BONDS
(Cost $746,789,250)		756,097,302

CERTIFICATES OF DEPOSIT: 0.0% (a)
Community Credit Union of Lynn, 2.200%, 11/29/22 (b)	250,000	254,280
(Cost $250,000)

MONEY MARKET: 3.3%
State Street Institutional U.S. Government Money Market Fund, 0.030% (g)(h)	26,338,076	26,338,076
(Cost $26,338,076)

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.032% (g)(h)	7,064,485	$7,064,485
(Cost $7,064,485)

TOTAL INVESTMENTS: 100.5%
(Cost $780,441,811)		789,754,143

PAYABLE UPON RETURN OF SECURITIES LOANED (NET): -0.9%		(7,064,485)

OTHER ASSETS AND LIABILITIES — (NET): 0.4%		2,880,395

NET ASSETS: 100.0%		$785,570,053

(a)	Rounds to less than 0.05%.
(b)	Illiquid security.
(c)	Security valued using significant unobservable inputs.
(d)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.
(e)	Security of partial position of this security was on loan as of December 31, 2021. The total market value of securities on loan as of December 31, 2021 was $6,912,083.
(f)	Rate shown reflects the accrual rate as of December 31, 2021 on securities with variable or step rates.
(g)	Rate shown represents annualized 7-day yield as of December 31, 2021.
(h)	Premier Class shares

LIBOR-London Inter-bank Offered Rate. Interest rate shown reflects rates in effect as of December 31, 2021.

LP - Limited Partnership

TIPS - Treasury Inflation Protected Securities

109	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax High Yield Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 0.0%
Health Care: 0.0%
Interactive Health, Inc. (a)(b)(c)	706	$0

TOTAL COMMON STOCKS
(Cost $178,981)		0

PREFERRED STOCKS: 0.3%
Health Care: 0.3%
Avantor, Inc., 6.250%	20,000	2,584,200
Interactive Health, Inc., 0.000% (a)(b)(c)	1,412	0

TOTAL PREFERRED STOCKS
(Cost $1,358,340)		2,584,200

BONDS: 96.4%
Community Investment Notes: 0.1%
CINI Investment Note (b)(c)	$510,838	510,838
(Cost $510,838)

CORPORATE BONDS: 94.0%
Automotive: 4.7%
Allison Transmission, Inc., 144A, 3.750%, 01/30/31 (d)	1,475,000	1,440,743
Allison Transmission, Inc., 144A, 4.750%, 10/01/27 (d)	2,575,000	2,684,438
Allison Transmission, Inc., 144A, 5.875%, 06/01/29 (d)	1,025,000	1,116,102
Ford Motor Co., 3.250%, 02/12/32	3,250,000	3,334,500
Ford Motor Co., 4.750%, 01/15/43	2,325,000	2,570,346
Ford Motor Credit Co., LLC, 2.700%, 08/10/26	1,750,000	1,767,500
Ford Motor Credit Co., LLC, 3.664%, 09/08/24	2,075,000	2,157,595
Ford Motor Credit Co., LLC, 3.810%, 01/09/24	1,025,000	1,064,442
Ford Motor Credit Co., LLC, 4.000%, 11/13/30	3,600,000	3,879,107

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Automotive, continued
Ford Motor Credit Co., LLC, 5.125%, 06/16/25	$3,550,000	$3,865,240
Gates Global, LLC/Corp., 144A, 6.250%, 01/15/26 (d)	2,075,000	2,144,710
IHO Verwaltungs GmbH, 144A, 4.750%, 09/15/26 (d)	2,075,000	2,120,972
IHO Verwaltungs GmbH, 144A, 6.000%, 05/15/27 (d)	1,025,000	1,059,184
IHO Verwaltungs GmbH, 144A, 6.375%, 05/15/29 (d)	1,925,000	2,072,898
Meritor, Inc., 144A, 4.500%, 12/15/28 (d)	2,325,000	2,334,335
Meritor, Inc., 144A, 6.250%, 06/01/25 (d)	1,025,000	1,069,603
		34,681,715
Banking: 0.5%
Ally Financial, Inc., 5.750%, 11/20/25	3,100,000	3,501,044

Basic Industry: 9.3%
Advanced Drainage Systems, Inc., 144A, 5.000%, 09/30/27 (d)	2,075,000	2,151,370
Alcoa Nederland Holding BV, 144A, 4.125%, 03/31/29 (d)	1,025,000	1,057,221
Allegheny Technologies, Inc., 4.875%, 10/01/29	900,000	902,255
Allegheny Technologies, Inc., 5.125%, 10/01/31	900,000	908,046
BCPE Ulysses Intermediate, Inc., 144A, 7.750%, 04/01/27 (d)	1,525,000	1,507,463
Carpenter Technology Corp., 6.375%, 07/15/28	3,197,000	3,400,133
CVR Partners, LP/CVR Nitrogen Finance Corp., 144A, 6.125%, 06/15/28 (d)	3,525,000	3,724,074

SEE NOTES TO FINANCIAL STATEMENTS	110

December 31, 2021
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Basic Industry, continued
FXI Holdings, Inc., 144A, 12.250%, 11/15/26 (d)	$1,025,000	$1,154,458
FXI Holdings, Inc., 144A, 7.875%, 11/01/24 (d)	1,008,000	1,028,100
GPD Cos., Inc., 144A, 10.125%, 04/01/26 (d)	3,100,000	3,305,856
GYP Holdings III Corp., 144A, 4.625%, 05/01/29 (d)	3,825,000	3,840,415
Ingevity Corp., 144A, 4.500%, 02/01/26 (d)	1,550,000	1,555,579
Interface, Inc., 144A, 5.500%, 12/01/28 (d)	2,900,000	3,042,028
Koppers, Inc., 144A, 6.000%, 02/15/25 (d)	3,297,000	3,358,093
LBM Acquisition, LLC, 144A, 6.250%, 01/15/29 (d)	2,575,000	2,549,662
LSF11 A5 HoldCo, LLC, 144A, 6.625%, 10/15/29 (d)	2,275,000	2,244,071
Mercer International, Inc., 5.500%, 01/15/26	1,025,000	1,040,508
Mercer International, Inc., 5.125%, 02/01/29	1,725,000	1,764,778
Novelis Corp., 144A, 4.750%, 01/30/30 (d)	1,925,000	2,026,987
Olympus Water US Holding Corp., 144A, 4.250%, 10/01/28 (d)	1,875,000	1,867,303
Olympus Water US Holding Corp., 144A, 6.250%, 10/01/29 (d)	1,750,000	1,708,709
Shea Homes, LP/Funding Corp., 144A, 4.750%, 02/15/28 (d)	2,000,000	2,048,060
Shea Homes, LP/Funding Corp., 144A, 4.750%, 04/01/29 (d)	1,025,000	1,046,043
Standard Industries, Inc., 144A, 4.375%, 07/15/30 (d)	1,925,000	1,967,148
Standard Industries, Inc., 144A, 5.000%, 02/15/27 (d)	5,175,000	5,333,535

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Basic Industry, continued
Taseko Mines, Ltd., 144A, 7.000%, 02/15/26 (d)	$2,750,000	$2,862,860
Univar Solutions USA, Inc., 144A, 5.125%, 12/01/27 (d)	4,125,000	4,310,151
USG Corp., 144A, 4.875%, 06/01/27 (d)	3,500,000	3,383,888
Venator Finance Sarl/Materials, LLC, 144A, 9.500%, 07/01/25 (d)	1,550,000	1,696,025
White Cap Buyer, LLC, 144A, 6.875%, 10/15/28 (d)	1,800,000	1,879,056
		68,663,875
Capital Goods: 5.6%
ARD Finance SA, 144A, 6.500%, 06/30/27 (d)	1,550,000	1,598,112
Ardagh Metal Packaging Finance USA, LLC/Finance PLC, 144A, 3.250%, 09/01/28 (d)	1,025,000	1,014,965
Ardagh Metal Packaging Finance USA, LLC/Finance PLC, 144A, 4.000%, 09/01/29 (d)	2,075,000	2,055,339
Ardagh Packaging Finance, PLC/Holdings USA, Inc., 144A, 4.125%, 08/15/26 (d)	1,025,000	1,049,344
Ardagh Packaging Finance, PLC/Holdings USA, Inc., 144A, 5.250%, 08/15/27 (d)	4,400,000	4,432,449
ATS Automation Tooling Systems, Inc., 144A, 4.125%, 12/15/28 (d)	2,975,000	3,001,745
GrafTech Finance, Inc., 144A, 4.625%, 12/15/28 (d)	3,100,000	3,152,034
Graphic Packaging International, LLC, 144A, 3.750%, 02/01/30 (d)	3,000,000	3,036,405
Howmet Aerospace, Inc., 5.900%, 02/01/27	1,025,000	1,172,088

111	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Capital Goods, continued
Howmet Aerospace, Inc., 5.950%, 02/01/37	$1,000,000	$1,183,960
Howmet Aerospace, Inc., 6.750%, 01/15/28	1,025,000	1,218,669
MajorDrive Holdings IV, LLC, 144A, 6.375%, 06/01/29 (d)	3,525,000	3,415,390
Manitowoc Co, Inc., The, 144A, 9.000%, 04/01/26 (d)	3,100,000	3,266,408
OI European Group BV, 144A, 4.750%, 02/15/30 (d)	2,000,000	2,030,019
Owens-Brockway Glass Container, Inc., 144A, 6.375%, 08/15/25 (d)	1,025,000	1,105,519
Owens-Brockway Glass Container, Inc., 144A, 6.625%, 05/13/27 (d)	2,575,000	2,719,200
Spectrum Brands, Inc., 144A, 5.500%, 07/15/30 (d)	1,025,000	1,100,809
Terex Corp., 144A, 5.000%, 05/15/29 (d)	2,975,000	3,061,335
Unifrax Escrow Issuer Corp., 144A, 7.500%, 09/30/29 (d)	1,875,000	1,896,413
		41,510,203
Consumer Goods: 6.8%
Del Monte Foods, Inc., 144A, 11.875%, 05/15/25 (d)	3,350,000	3,736,741
Kraft Heinz Foods Co., 4.250%, 03/01/31	2,075,000	2,364,322
Kraft Heinz Foods Co., 4.375%, 06/01/46	5,175,000	6,081,667
Kraft Heinz Foods Co., 5.000%, 06/04/42	1,025,000	1,277,364
Lamb Weston Holdings, Inc., 144A, 4.125%, 01/31/30 (d)	2,000,000	2,055,840
Lamb Weston Holdings, Inc., 144A, 4.375%, 01/31/32 (d)	2,000,000	2,065,870

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Consumer Goods, continued
Land O’ Lakes, Inc., 144A, 7.000%, 09/18/28 (d)	$1,685,000	$1,801,636
Mattel, Inc., 144A, 3.750%, 04/01/29 (d)	1,025,000	1,063,627
Mattel, Inc., 144A, 3.375%, 04/01/26 (d)	1,550,000	1,591,191
Mattel, Inc., 5.450%, 11/01/41	1,525,000	1,822,634
Natura Cosmeticos SA, 144A, 4.125%, 05/03/28 (d)	3,600,000	3,533,832
Performance Food Group, Inc., 144A, 4.250%, 08/01/29 (d)	3,850,000	3,825,668
Performance Food Group, Inc., 144A, 5.500%, 10/15/27 (d)	2,075,000	2,167,887
Post Holdings, Inc., 144A, 4.500%, 09/15/31 (d)	1,925,000	1,913,681
Post Holdings, Inc., 144A, 5.500%, 12/15/29 (d)	3,100,000	3,260,921
Post Holdings, Inc., 144A, 5.750%, 03/01/27 (d)	2,075,000	2,144,938
Prestige Brands, Inc., 144A, 5.125%, 01/15/28 (d)	2,075,000	2,163,561
Spectrum Brands, Inc., 144A, 3.875%, 03/15/31 (d)	1,025,000	1,013,699
Spectrum Brands, Inc., 144A, 5.000%, 10/01/29 (d)	1,025,000	1,076,476
Tempur Sealy International, Inc., 144A, 3.875%, 10/15/31 (d)	2,000,000	2,006,890
United Natural Foods, Inc., 144A, 6.750%, 10/15/28 (d)	2,975,000	3,190,018
		50,158,463
Financial Services: 2.2%
HAT Holdings I ,LLC/HAT Holdings II, LLC, 144A, 3.375%, 06/15/26 (d)	2,550,000	2,578,916

SEE NOTES TO FINANCIAL STATEMENTS	112

December 31, 2021
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Financial Services, continued
HAT Holdings I, LLC/HAT Holdings II, LLC, 144A, 6.000%, 04/15/25 (d)	$2,200,000	$2,290,200
New Residential Investment Corp., 144A, 6.250%, 10/15/25 (d)	2,075,000	2,086,350
OneMain Finance Corp., 3.500%, 01/15/27	1,000,000	989,985
OneMain Finance Corp., 5.375%, 11/15/29	2,075,000	2,259,156
OneMain Finance Corp., 6.625%, 01/15/28	1,025,000	1,149,461
OneMain Finance Corp., 6.875%, 03/15/25	500,000	556,883
OneMain Finance Corp., 7.125%, 03/15/26	1,025,000	1,170,012
PennyMac Financial Services, Inc., 144A, 4.250%, 02/15/29 (d)	1,025,000	986,988
PennyMac Financial Services, Inc., 144A, 5.750%, 09/15/31 (d)	1,000,000	1,011,405
PennyMac Financial Services, Inc., 144A, 5.375%, 10/15/25 (d)	1,025,000	1,054,346
		16,133,702
Health Care: 10.5%
180 Medical, Inc., 144A, 3.875%, 10/15/29 (d)	2,000,000	2,027,870
AdaptHealth, LLC, 144A, 4.625%, 08/01/29 (d)	1,025,000	1,026,553
AdaptHealth, LLC, 144A, 5.125%, 03/01/30 (d)	900,000	917,109
AdaptHealth, LLC, 144A, 6.125%, 08/01/28 (d)	2,075,000	2,202,561
Akumin Escrow, Inc., 144A, 7.500%, 08/01/28 (d)	900,000	845,271
Akumin, Inc., 144A, 7.000%, 11/01/25 (d)	2,075,000	1,976,936
Avantor Funding, Inc., 144A, 3.875%, 11/01/29 (d)	3,000,000	3,037,034
Avantor Funding, Inc., 144A, 4.625%, 07/15/28 (d)	6,200,000	6,473,822

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Health Care, continued
Bausch Health Cos, Inc., 144A, 5.000%, 02/15/29 (d)	$900,000	$795,659
Bausch Health Cos, Inc., 144A, 7.000%, 01/15/28 (d)	2,700,000	2,690,321
Cano Health, LLC, 144A, 6.250%, 10/01/28 (d)	2,900,000	2,904,155
Centene Corp., 3.000%, 10/15/30	2,075,000	2,112,848
Centene Corp., 3.375%, 02/15/30	500,000	510,938
Centene Corp., 4.250%, 12/15/27	1,025,000	1,070,336
Centene Corp., 4.625%, 12/15/29	5,900,000	6,373,120
Cheplapharm Arzneimittel GmbH, 144A, 5.500%, 01/15/28 (d)	3,100,000	3,143,152
Encompass Health Corp., 4.500%, 02/01/28	500,000	515,098
Encompass Health Corp., 4.750%, 02/01/30	3,575,000	3,687,523
Endo Dac/Endo Finance, LLC/Endo Finco, Inc., 144A, 9.500%, 07/31/27 (d)	1,547,000	1,576,331
Grifols Escrow Issuer SA, 144A, 4.750%, 10/15/28 (d)	2,050,000	2,094,834
IQVIA, Inc., 144A, 5.000%, 05/15/27 (d)	4,125,000	4,274,943
ModivCare Escrow Issuer, Inc., 144A, 5.000%, 10/01/29 (d)	1,075,000	1,099,489
ModivCare, Inc., 144A, 5.875%, 11/15/25 (d)	2,075,000	2,181,240
MPT Operating Partnership, LP/Finance Corp., 4.625%, 08/01/29	2,375,000	2,509,734
MPT Operating Partnership, LP/Finance Corp., 5.000%, 10/15/27	2,575,000	2,697,261

113	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Health Care, continued
Organon & Co./Foreign Debt Co-Issuer BV, 144A, 4.125%, 04/30/28 (d)	$2,250,000	$2,290,455
Organon & Co./Foreign Debt Co-Issuer BV, 144A, 5.125%, 04/30/31 (d)	1,225,000	1,281,932
Par Pharmaceutical, Inc., 144A, 7.500%, 04/01/27 (d)	1,565,000	1,601,668
Tenet Healthcare Corp., 144A, 4.250%, 06/01/29 (d)	2,950,000	3,000,947
Tenet Healthcare Corp., 144A, 4.375%, 01/15/30 (d)	900,000	913,019
Tenet Healthcare Corp., 144A, 5.125%, 11/01/27 (d)	3,975,000	4,145,089
Tenet Healthcare Corp., 144A, 6.125%, 10/01/28 (d)	2,375,000	2,513,356
Vizient, Inc., 144A, 6.250%, 05/15/27 (d)	3,100,000	3,238,725
		77,729,329
Insurance: 0.4%
GTCR AP Finance, Inc., 144A, 8.000%, 05/15/27 (d)	3,100,000	3,219,350

Leisure: 2.7%
Boyne USA, Inc., 144A, 4.750%, 05/15/29 (d)	2,075,000	2,140,809
MGM Growth Properties Operating Partnership, LP/MGP Finance Co-Issuer, Inc., 144A, 3.875%, 02/15/29 (d)	1,800,000	1,892,583
MGM Resorts International, 5.500%, 04/15/27	3,875,000	4,131,059
MGM Resorts International, 6.750%, 05/01/25	1,025,000	1,072,150

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Leisure, continued
Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 144A, 4.875%, 05/15/29 (d)	$2,975,000	$3,046,460
Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 144A, 5.875%, 10/01/28 (d)	1,000,000	1,041,475
VICI Properties, LP/VICI Note Co., Inc., 144A, 4.625%, 12/01/29 (d)	3,400,000	3,624,230
Viking Ocean Cruises Ship VII, Ltd., 144A, 5.625%, 02/15/29 (d)	2,975,000	2,975,461
		19,924,227
Media: 14.3%
Altice Financing SA, 144A, 5.750%, 08/15/29 (d)	2,000,000	1,983,030
Altice France Holding SA, 144A, 10.500%, 05/15/27 (d)	4,100,000	4,413,280
Altice France Holding SA, 144A, 6.000%, 02/15/28 (d)	1,025,000	980,720
Altice France SA, 144A, 5.500%, 01/15/28 (d)	3,100,000	3,077,634
Altice France SA, 144A, 5.125%, 07/15/29 (d)	1,800,000	1,758,942
CCO Holdings, LLC/Capital Corp., 144A, 4.250%, 01/15/34 (d)	1,000,000	985,638
CCO Holdings, LLC/Capital Corp., 4.500%, 05/01/32	1,925,000	1,983,549
CCO Holdings, LLC/Capital Corp., 144A, 4.750%, 03/01/30 (d)	7,075,000	7,370,558
CCO Holdings, LLC/Capital Corp., 144A, 5.125%, 05/01/27 (d)	1,025,000	1,057,005
CCO Holdings, LLC/Capital Corp., 144A, 5.375%, 06/01/29 (d)	3,100,000	3,350,635

SEE NOTES TO FINANCIAL STATEMENTS	114

December 31, 2021
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Media, continued
Cimpress, PLC, 144A, 7.000%, 06/15/26 (d)	$2,975,000	$3,093,375
Clarivate Science Holdings Corp., 144A, 3.875%, 07/01/28 (d)	2,300,000	2,316,135
Clear Channel Outdoor Holdings, Inc., 144A, 7.750%, 04/15/28 (d)	2,050,000	2,196,637
CSC Holdings, LLC, 144A, 4.125%, 12/01/30 (d)	1,925,000	1,882,400
CSC Holdings, LLC, 144A, 4.625%, 12/01/30 (d)	3,075,000	2,914,916
CSC Holdings, LLC, 144A, 5.750%, 01/15/30 (d)	2,575,000	2,570,404
CSC Holdings, LLC, 144A, 7.500%, 04/01/28 (d)	2,075,000	2,228,726
DIRECTV Holdings, LLC/Financing Co., Inc., 144A, 5.875%, 08/15/27 (d)	1,100,000	1,127,302
DISH DBS Corp., 5.875%, 11/15/24	3,100,000	3,185,684
DISH DBS Corp., 7.375%, 07/01/28	1,025,000	1,039,458
Gray Escrow II, Inc., 144A, 5.375%, 11/15/31 (d)	2,725,000	2,808,235
Gray Television, Inc., 144A, 4.750%, 10/15/30 (d)	3,000,000	2,986,365
iHeartCommunications, Inc., 144A, 4.750%, 01/15/28 (d)	1,925,000	1,955,126
iHeartCommunications, Inc., 144A, 5.250%, 08/15/27 (d)	3,100,000	3,227,409
iHeartCommunications, Inc., 8.375%, 05/01/27	1,950,000	2,058,469
Lamar Media Corp., 3.750%, 02/15/28	1,925,000	1,932,575
Lamar Media Corp., 4.000%, 02/15/30	2,000,000	2,031,870
LCPR Senior Secured Financing DAC, 144A, 5.125%, 07/15/29 (d)	1,550,000	1,560,075

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Media, continued
LCPR Senior Secured Financing DAC, 144A, 6.750%, 10/15/27 (d)	$2,205,000	$2,317,455
Netflix, Inc., 144A, 3.625%, 06/15/25 (d)	1,025,000	1,081,226
Netflix, Inc., 4.875%, 04/15/28	2,575,000	2,939,942
Nexstar Media, Inc., 144A, 4.750%, 11/01/28 (d)	1,550,000	1,581,891
Nexstar Media, Inc., 144A, 5.625%, 07/15/27 (d)	2,575,000	2,694,184
Nielsen Finance, LLC/Co., 144A, 4.500%, 07/15/29 (d)	2,650,000	2,610,926
Nielsen Finance, LLC/Co., 144A, 5.625%, 10/01/28 (d)	4,150,000	4,291,909
Nielsen Finance, LLC/Co., 144A, 5.875%, 10/01/30 (d)	1,025,000	1,083,733
Sirius XM Radio, Inc., 144A, 4.000%, 07/15/28 (d)	2,275,000	2,291,653
Sirius XM Radio, Inc., 144A, 4.125%, 07/01/30 (d)	1,475,000	1,477,618
Sirius XM Radio, Inc., 144A, 5.500%, 07/01/29 (d)	2,075,000	2,239,299
Univision Communications, Inc., 144A, 4.500%, 05/01/29 (d)	4,325,000	4,375,948
Virgin Media Finance, PLC, 144A, 5.000%, 07/15/30 (d)	2,075,000	2,067,861
Virgin Media Secured Finance, PLC, 144A, 5.500%, 05/15/29 (d)	1,550,000	1,634,049
Vmed O2 UK Financing I, PLC, 144A, 4.750%, 07/15/31 (d)	2,000,000	2,028,620
VTR Comunicaciones SpA, 144A, 5.125%, 01/15/28 (d)	1,378,000	1,407,620
VTR Finance NV, 144A, 6.375%, 07/15/28 (d)	2,025,000	2,108,957
		106,309,043

115	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Real Estate: 0.8%
Five Point Operating Co., LP/Capital Corp., 144A, 7.875%, 11/15/25 (d)	$2,075,000	$2,166,591
Kennedy-Wilson, Inc., 4.750%, 02/01/30	875,000	888,318
Kennedy-Wilson, Inc., 4.750%, 03/01/29	1,025,000	1,049,615
Kennedy-Wilson, Inc., 5.000%, 03/01/31	1,525,000	1,573,045
		5,677,569
Retail: 8.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 3.500%, 03/15/29 (d)	2,075,000	2,082,657
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 4.625%, 01/15/27 (d)	4,000,000	4,202,280
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 5.875%, 02/15/28 (d)	2,075,000	2,202,364
Bath & Body Works, Inc., 144A, 6.625%, 10/01/30 (d)	1,750,000	1,984,806
Bath & Body Works, Inc., 6.950%, 03/01/33	2,400,000	2,811,504
Carvana Co., 144A, 5.500%, 04/15/27 (d)	1,800,000	1,783,890
Carvana Co., 144A, 5.625%, 10/01/25 (d)	2,000,000	2,002,500
Crocs, Inc., 144A, 4.250%, 03/15/29 (d)	2,075,000	2,052,154
Crocs, Inc., 144A, 4.125%, 08/15/31 (d)	2,900,000	2,839,028
Fresh Market, Inc., The, 144A, 9.750%, 05/01/23 (d)	2,775,000	2,858,111
Gap, Inc., The, 144A, 3.625%, 10/01/29 (d)	875,000	866,823

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Retail, continued
Gap, Inc., The, 144A, 3.875%, 10/01/31 (d)	$2,650,000	$2,617,909
Macy’s Retail Holdings, LLC, 5.125%, 01/15/42	1,000,000	956,440
Macy’s Retail Holdings, LLC, 144A, 5.875%, 04/01/29 (d)	2,575,000	2,749,843
Macy’s Retail Holdings, LLC, 144A, 6.700%, 07/15/34 (d)	2,700,000	3,056,454
Michaels Cos., Inc., The, 144A, 5.250%, 05/01/28 (d)	3,075,000	3,076,245
Michaels Cos., Inc., The, 144A, 7.875%, 05/01/29 (d)	2,075,000	2,047,413
New Albertsons, LP, 7.750%, 06/15/26	1,025,000	1,166,501
NMG Holding Co., Inc./Neiman Marcus Group, LLC, 144A, 7.125%, 04/01/26 (d)	4,000,000	4,251,760
PetSmart, Inc./Finance Corp., 144A, 4.750%, 02/15/28 (d)	2,575,000	2,647,267
PetSmart, Inc./Finance Corp., 144A, 7.750%, 02/15/29 (d)	2,075,000	2,257,631
Safeway, Inc., 7.250%, 02/01/31	2,925,000	3,453,387
SEG Holding, LLC/Finance Corp., 144A, 5.625%, 10/15/28 (d)	4,025,000	4,222,123
Victoria’s Secret & Co., 144A, 4.625%, 07/15/29 (d)	3,125,000	3,200,094
		61,389,184
Services: 9.2%
Albion Financing 1 SARL/Aggreko Holdings, Inc., 144A, 6.125%, 10/15/26 (d)	1,350,000	1,364,890

SEE NOTES TO FINANCIAL STATEMENTS	116

December 31, 2021
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Services, continued
Albion Financing 2SARL, 144A, 8.750%, 04/15/27 (d)	$1,350,000	$1,373,625
Cengage Learning, Inc., 144A, 9.500%, 06/15/24 (d)	1,250,000	1,259,113
Diamond BC BV, 144A, 4.625%, 10/01/29 (d)	2,900,000	2,881,107
Diebold Nixdorf, Inc., 8.500%, 04/15/24	2,000,000	2,002,080
Diebold Nixdorf, Inc., 144A, 9.375%, 07/15/25 (d)	2,575,000	2,775,425
Dycom Industries, Inc., 144A, 4.500%, 04/15/29 (d)	3,075,000	3,137,792
GFL Environmental, Inc., 144A, 3.500%, 09/01/28 (d)	1,025,000	1,011,291
GFL Environmental, Inc., 144A, 4.000%, 08/01/28 (d)	2,725,000	2,675,119
GFL Environmental, Inc., 144A, 5.125%, 12/15/26 (d)	2,075,000	2,160,542
Harsco Corp., 144A, 5.750%, 07/31/27 (d)	2,925,000	2,982,769
Hertz Corp, The, 144A, 5.000%, 12/01/29 (d)	3,300,000	3,308,778
Iron Mountain, Inc., 144A, 4.875%, 09/15/29 (d)	3,575,000	3,705,845
Iron Mountain, Inc., 144A, 5.000%, 07/15/28 (d)	1,025,000	1,054,729
KAR Auction Services, Inc., 144A, 5.125%, 06/01/25 (d)	2,975,000	3,023,225
Maxim Crane Works Holdings Capital, LLC, 144A, 10.125%, 08/01/24 (d)	1,833,000	1,878,394
NESCO Holdings II, Inc., 144A, 5.500%, 04/15/29 (d)	2,825,000	2,921,827

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Services, continued
Picasso Finance Sub, Inc., 144A, 6.125%, 06/15/25 (d)	$1,670,000	$1,746,845
Prime Security Services Borrower, LLC/Finance, Inc., 144A, 5.750%, 04/15/26 (d)	1,550,000	1,665,987
Prime Security Services Borrower, LLC/Finance, Inc., 144A, 6.250%, 01/15/28 (d)	5,350,000	5,586,871
Ritchie Bros Holdings, Inc., 144A, 4.750%, 12/15/31 (d)	1,950,000	2,039,095
Staples, Inc., 144A, 10.750%, 04/15/27 (d)	3,375,000	3,184,448
Staples, Inc., 144A, 7.500%, 04/15/26 (d)	3,475,000	3,575,080
United Rentals North America, Inc., 5.250%, 01/15/30	1,575,000	1,707,166
WASH Multifamily Acquisition, Inc., 144A, 5.750%, 04/15/26 (d)	2,975,000	3,130,280
Williams Scotsman International, Inc., 144A, 4.625%, 08/15/28 (d)	3,100,000	3,205,229
WW International, Inc., 144A, 4.500%, 04/15/29 (d)	3,075,000	2,948,033
		68,305,585
Technology & Electronics: 10.0%
Arches Buyer, Inc., 144A, 4.250%, 06/01/28 (d)	3,375,000	3,378,071
Arches Buyer, Inc., 144A, 6.125%, 12/01/28 (d)	1,025,000	1,032,841
Asteroid Private Merger Sub, Inc., 144A, 8.500%, 11/15/29 (d)	1,575,000	1,653,010
Block, Inc., 144A, 2.750%, 06/01/26 (d)	1,025,000	1,027,568
Block, Inc., 144A, 3.500%, 06/01/31 (d)	2,300,000	2,361,479

117	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Technology & Electronics, continued
Camelot Finance SA, 144A, 4.500%, 11/01/26 (d)	$2,075,000	$2,149,845
Cars.com, Inc., 144A, 6.375%, 11/01/28 (d)	3,550,000	3,785,844
Castle US Holding Corp., 144A, 9.500%, 02/15/28 (d)	1,625,000	1,696,361
CommScope, Inc., 144A, 7.125%, 07/01/28 (d)	1,550,000	1,525,068
CommScope, Inc., 144A, 8.250%, 03/01/27 (d)	1,425,000	1,465,000
Elastic NV, 144A, 4.125%, 07/15/29 (d)	3,350,000	3,319,900
Endure Digital, Inc., 144A, 6.000%, 02/15/29 (d)	1,975,000	1,839,525
Gartner, Inc., 144A, 3.625%, 06/15/29 (d)	1,000,000	1,012,675
Gartner, Inc., 144A, 4.500%, 07/01/28 (d)	3,100,000	3,242,631
HealthEquity, Inc., 144A, 4.500%, 10/01/29 (d)	1,950,000	1,932,938
II-VI, Inc., 144A, 5.000%, 12/15/29 (d)	3,000,000	3,068,759
Imola Merger Corp., 144A, 4.750%, 05/15/29 (d)	3,425,000	3,515,523
LogMeIn, Inc., 144A, 5.500%, 09/01/27 (d)	3,550,000	3,596,292
MSCI, Inc., 144A, 3.625%, 09/01/30 (d)	1,000,000	1,024,040
MSCI, Inc., 144A, 3.875%, 02/15/31 (d)	1,025,000	1,068,864
MSCI, Inc., 144A, 4.000%, 11/15/29 (d)	2,075,000	2,171,820
NCR Corp., 144A, 5.125%, 04/15/29 (d)	4,575,000	4,744,321
Nokia Oyj, 6.625%, 05/15/39	950,000	1,315,874
Plantronics, Inc., 144A, 4.750%, 03/01/29 (d)	2,525,000	2,411,905
Rackspace Technology Global, Inc., 144A, 5.375%, 12/01/28 (d)	3,100,000	3,026,964
Twilio, Inc., 3.625%, 03/15/29	1,650,000	1,667,144
Twilio, Inc., 3.875%, 03/15/31	1,650,000	1,668,373
Unisys Corp., 144A, 6.875%, 11/01/27 (d)	3,100,000	3,360,400

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Technology & Electronics, continued
Veritas US, Inc./Bermuda, Ltd., 144A, 7.500%, 09/01/25 (d)	$2,500,000	$2,590,763
VM Consolidated, Inc., 144A, 5.500%, 04/15/29 (d)	3,400,000	3,421,828
ZoomInfo Technologies, LLC/Finance Corp., 144A, 3.875%, 02/01/29 (d)	3,900,000	3,872,213
		73,947,839
Telecommunications: 6.1%
Digicel Group Holdings, Ltd., 10.000%, 04/01/24	1,085,750	1,086,933
Digicel International Finance, Ltd./Holdings, Ltd., 144A, 8.750%, 05/25/24 (d)	1,000,000	1,027,300
Digicel, Ltd., 144A, 6.750%, 03/01/23 (d)	900,000	869,666
Frontier Communications Holdings, LLC, 144A, 5.000%, 05/01/28 (d)	2,050,000	2,115,211
Frontier Communications Holdings, LLC, 144A, 6.750%, 05/01/29 (d)	1,975,000	2,057,022
Level 3 Financing, Inc., 144A, 4.625%, 09/15/27 (d)	2,975,000	3,039,006
Ligado Networks, LLC, 144A, 15.500%, 11/01/23 (d)	2,410,246	1,894,060
Lumen Technologies, Inc., 144A, 5.125%, 12/15/26 (d)	2,075,000	2,162,441
Lumen Technologies, Inc., 6.750%, 12/01/23	1,025,000	1,108,148
Sable International Finance, Ltd., 144A, 5.750%, 09/07/27 (d)	2,314,000	2,371,271
Sprint Capital Corp., 6.875%, 11/15/28	1,925,000	2,438,359
Sprint Capital Corp., 8.750%, 03/15/32	1,400,000	2,102,352
Sprint Corp., 7.125%, 06/15/24	3,100,000	3,484,152

SEE NOTES TO FINANCIAL STATEMENTS	118

December 31, 2021
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Telecommunications, continued
Switch, Ltd., 144A, 4.125%, 06/15/29 (d)	$2,775,000	$2,841,419
Telecom Italia Capital SA, 7.200%, 07/18/36	1,550,000	1,779,709
Telecom Italia SpA, 144A, 5.303%, 05/30/24 (d)	2,075,000	2,186,531
T-Mobile USA, Inc., 2.625%, 04/15/26	825,000	830,202
T-Mobile USA, Inc., 144A, 3.375%, 04/15/29 (d)	2,950,000	3,010,977
T-Mobile USA, Inc., 4.750%, 02/01/28	2,100,000	2,213,883
Uniti Group, LP/Fiber Holdings, Inc./CSL Capital, LLC, 144A, 7.875%, 02/15/25 (d)	1,550,000	1,619,673
Uniti Group, LP/Finance, Inc./CSL Capital, LLC, 144A, 4.750%, 04/15/28 (d)	1,025,000	1,018,076
Uniti Group, LP/Finance, Inc./CSL Capital, LLC, 144A, 6.500%, 02/15/29 (d)	2,075,000	2,071,016
Zayo Group Holdings, Inc., 144A, 4.000%, 03/01/27 (d)	1,700,000	1,676,447
		45,003,854
Transportation: 0.4%
Great Lakes Dredge & Dock Corp., 144A, 5.250%, 06/01/29 (d)	2,975,000	3,068,727

Utility: 2.2%
Clearway Energy Operating, LLC, 144A, 3.750%, 01/15/32 (d)	1,100,000	1,093,329
Clearway Energy Operating, LLC, 144A, 3.750%, 02/15/31 (d)	1,525,000	1,523,536
Clearway Energy Operating, LLC, 144A, 4.750%, 03/15/28 (d)	2,075,000	2,184,394

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Utility, continued
Leeward Renewable Energy Operations, LLC, 144A, 4.250%, 07/01/29 (d)	$2,000,000	$2,022,960
Pattern Energy Operations, LP/Inc., 144A, 4.500%, 08/15/28 (d)	2,525,000	2,623,627
Sunnova Energy Corp., 144A, 5.875%, 09/01/26 (d)	3,900,000	3,982,055
TerraForm Power Operating, LLC, 144A, 4.750%, 01/15/30 (d)	1,925,000	2,021,019
TerraForm Power Operating, LLC, 144A, 5.000%, 01/31/28 (d)	1,025,000	1,087,141
		16,538,061
TOTAL CORPORATE BONDS
(Cost $687,029,497)		695,761,770

LOANS: 2.3%
Consumer Goods: 0.7%
AI Aqua Merger Sub, Inc., aka Culligan, 1 month LIBOR + 4.00%, 4.500%, 07/30/28 (e)	1,777,778	1,784,916
AI Aqua Merger Sub, Inc., aka Culligan, 1 month LIBOR + 4.00%, 4.500%, 07/30/28 (e)	222,222	223,114
Whole Earth Brands, Inc., 3 month LIBOR + 4.500%, 5.500%, 02/05/28 (e)	3,054,612	3,043,157
		5,051,187
Media: 0.2%
Directv Financing, LLC, 5.750%, 08/02/27 (e)	1,270,750	1,273,558

Services: 0.2%
Cengage Learning, Inc., 1 month LIBOR + 4.750%, 5.750%, 07/14/26 (e)	1,745,625	1,752,625

119	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Schedules of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
LOANS, continued
Telecommunications: 0.1%
Digicel International Finance, Ltd., 3 month LIBOR + 3.250%, 3.382%, 05/27/24 (e)	$989,667	$965,667

Transportation: 1.1%
Mileage Plus Holdings, LLC, aka United Air, 3 month LIBOR + 5.250%, 6.250%, 06/20/27 (e)	4,500,000	4,757,648
SkyMiles IP, Ltd., aka Delta Airlines, Inc., 3 month LIBOR + 3.750%, 4.750%, 10/20/27 (e)	3,000,000	3,180,000
		7,937,648
TOTAL LOANS
(Cost $16,933,020)		16,980,685

TOTAL BONDS
(Cost $704,473,355)		713,253,293

Certificates Of Deposit: 0.1%
Self-Help Federal Credit Union, 0.650%, 04/29/22	100,000	100,137
Shared Interest, Inc., 0.550%, 09/30/24	500,000	500,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $600,000)		600,137

MONEY MARKET: 2.6%
State Street Institutional U.S. Government Money Market Fund, 0.030% (f)(g)	19,513,149	19,513,149
(Cost $19,513,149)

TOTAL INVESTMENTS: 99.4%
(Cost $726,123,825)		735,950,779

OTHER ASSETS AND LIABILITIES — (NET): 0.6%		4,500,802

Net Assets: 100.0%		$740,451,581

(a)	Non-income producing security.

(b)	Illiquid security.
(c)	Security valued using significant unobservable inputs.
(d)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold
(e)	Rate shown reflects the accrual rate as of December 31, 2021 on securities with variable or step rates.
(f)	Rate shown represents annualized 7-day yield as of December 31, 2021.
(g)	Premier Class shares

LIBOR-London Inter-bank Offered Rate. Interest rate shown reflects rates in effect as of December 31, 2021.

LP - Limited Partnership

SEE NOTES TO FINANCIAL STATEMENTS	120

December 31, 2021
Schedules of Investments, continued

Pax Sustainable Allocation Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
Affiliated Investment Companies: 94.9%
Pax Core Bond Fund (a)	71,152,536	$726,467,396
Pax Ellevate Global Women’s Leadership Fund (a)	1,992,667	70,400,912
Pax Global Environmental Markets Fund (a)	2,851,724	72,433,778
Pax Global Opportunities Fund (a)	4,015,222	68,861,063
Pax Global Sustainable Infrastructure Fund (a)	7,758,860	78,752,429
Pax High Yield Bond Fund (a)	13,284,046	91,394,238
Pax International Sustainable Economy Fund (a)	15,930,405	171,411,156
Pax Large Cap Fund (a)	76,137,343	1,132,162,284
Pax Small Cap Fund (a)	4,377,966	83,137,569

TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $1,972,998,712)		2,495,020,825

Money Market: 4.7%
State Street Institutional U.S. Government Money Market Fund, 0.030% (b)(c)	123,058,531	123,058,531
(Cost $123,058,531)

TOTAL INVESTMENTS: 99.6%
(Cost $2,096,057,243)		2,618,079,356

OTHER ASSETS AND LIABILITIES — (NET): 0.4%		9,752,426

NET ASSETS: 100.0%		$2,627,831,782

(a)	Institutional Class shares
(b)	Rate shown represents annualized 7-day yield as of December 31, 2021.
(c)	Premier Class shares

121	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Statements of Assets and Liabilities

	Large Cap Fund	Small Cap Fund	US Sustainable Economy Fund	Global Sustainable Infrastructure Fund
ASSETS
Investments, at cost - Note A	$959,339,812	$576,253,363	$169,953,857	$93,750,116

Investments in unaffiliated issuers, at value	$1,568,292,915	$740,785,571	$314,545,036	$98,200,392
Investments in affiliated issuers, at value	—	—	—	—
Total investments, at value - Note A1	1,568,292,915	740,785,571	314,545,036	98,200,392
Cash	8,902,622	—	4,170	—
Foreign currency at value (cost $2,825,402; and $109,700, respectively)	—	—	—	—
Prepaid expenses	167	124	—	—
Receivables:
Capital stock sold	1,520,725	9,938,377	215,308	178,701
Dividends and interest - Note A	813,496	1,232,813	237,862	193,909
Investment securities sold	—	388,179	—	—
Investment Adviser reimbursement	—	—	—	—
Other	—	237,893	75	60,390
Total Assets	1,579,529,925	752,582,957	315,002,451	98,633,392

LIABILITIES
Collateral on securities loaned, at value	—	8,711,743	110,051	910,028
Payables:
Capital stock reacquired	231,179	150,047	307,595	1,274
Investment securities purchased	8,802,675	416,074	—	—
Dividend payable - Note A	—	—	—	—
Accrued expenses:
Investment advisory fees - Note B	837,416	450,809	117,918	44,343
Distribution expense	11,943	28,692	44,122	1,108
Trustees fees	—	—	—	—
Compliance expense	1,041	1,156	—	—
Transfer agent fees	22,228	70,247	—	—
Printing and other shareholder communication fees	902	3,878	—	—
Custodian fees	10,548	7,666	—	—
Legal and audit fees	52,988	41,348	—	—
Other accrued expenses	46,575	39,373	—	—
Total Liabilities	10,017,495	9,921,033	579,686	956,753
NET ASSETS	$1,569,512,430	$742,661,924	$314,422,765	$97,676,639

[1]

Investments at market value include securities loaned. At December 31, 2021, the Small Cap Fund, US Sustainable Economy Fund, Global Sustainable Infrastructure Fund, Global Women’s Leadership Fund, International Sustainable Economy Fund and Core Bond Fund had total market values of securities on loan of $11,676,146; $748,297; $1,793,694; $6,180,549; $15,873,795 and $6,912,083, respectively.

SEE NOTES TO FINANCIAL STATEMENTS	122

December 31, 2021

Global Opportunities Fund	Global Environmental Markets Fund	Global Women’s Leadership Fund	International Sustainable Economy Fund	Core Bond Fund	High Yield Bond Fund	Sustainable Allocation Fund

$108,844,446	$1,871,928,370	$761,289,704	$707,162,522	$780,441,811	$726,123,825	$2,096,057,243

$143,641,207	$2,731,883,850	$1,017,876,183	$882,434,041	$789,754,143	$735,950,779	$123,058,531
—	—	—	—	—	—	2,495,020,825
143,641,207	2,731,883,850	1,017,876,183	882,434,041	789,754,143	735,950,779	2,618,079,356
—	200,063	49,777	—	—	1,776,356	—
—	—	2,841,407	109,485	—	—	—
—	697	—	—	—	227	—

78,488	14,377,903	790,976	1,979,276	219,374	813,899	10,836,283
54,461	898,872	694,521	796,611	3,123,873	9,368,752	1,411,486
745,940	—	—	—	—	2,583	—
18,295	—	—	—	—	—	—
19,943	988,858	341,495	2,423,282	718	—	—
144,558,334	2,748,350,243	1,022,594,359	887,742,695	793,098,108	747,912,596	2,630,327,125

—	—	104,400	8,284,299	7,064,485	—	—

22,991	563,979	3,890,229	176,001	90,284	850,218	630,716
1,352,705	—	2,851,304	109,485	—	5,816,147	1,408,784
—	—	—	—	4,351	234,598	—

89,856	1,634,380	425,297	332,603	265,660	307,174	108,676
1,201	51,654	33,377	18,710	2,979	38,006	347,167
—	—	—	—	579	—	—
1,253	860	—	—	1,163	1,165	—
7,443	346,153	—	—	3,897	86,583	—
1,515	1,740	—	—	3,066	14,580	—
12,393	56,705	—	—	23,790	21,194	—
39,072	71,696	—	—	54,349	48,921	—
9,599	102,687	—	—	13,452	42,429	—
1,538,028	2,829,854	7,304,607	8,921,098	7,528,055	7,461,015	2,495,343
$143,020,306	$2,745,520,389	$1,015,289,752	$878,821,597	$785,570,053	$740,451,581	$2,627,831,782

123	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Statements of Assets and Liabilities, continued

	Large Cap Fund	Small Cap Fund	US Sustainable Economy Fund	Global Sustainable Infrastructure Fund
NET ASSETS REPRESENTED BY:
Paid in Capital	$937,943,004	$571,178,352	$167,819,864	$93,431,297
Total distributable earnings	631,569,426	171,483,572	146,602,901	4,245,342
NET ASSETS	$1,569,512,430	$742,661,924	$314,422,765	$97,676,639

Investor Class
Net assets	$57,965,114	$125,234,211	$205,406,582	$5,432,381
Capital Shares Outstanding (unlimited/authorized)	3,911,109	6,691,028	8,126,192	537,439
Net asset value per share	$14.82	$18.72	$25.28	$10.11
Class A
Net assets		$14,304,814	$10,150,474
Capital Shares Outstanding (unlimited/authorized)		766,651	403,100
Net asset value per share		$18.66	$25.18
Institutional Class
Net assets	$1,511,547,317	$603,122,899	$98,865,709	$92,244,258
Capital Shares Outstanding (unlimited/authorized)	101,651,264	31,755,144	3,765,971	9,080,540
Net asset value per share	$14.87	$18.99	$26.25	$10.16

SEE NOTES TO FINANCIAL STATEMENTS	124

December 31, 2021

Global Opportunities Fund	Global Environmental Markets Fund	Global Women’s Leadership Fund	International Sustainable Economy Fund	Core Bond Fund	High Yield Bond Fund	Sustainable Allocation Fund

$107,790,564	$1,883,228,381	$743,370,679	$708,121,978	$779,887,362	$790,920,043	$1,890,206,159
35,229,742	862,292,008	271,919,073	170,699,619	5,682,691	(50,468,462)	737,625,623
$143,020,306	$2,745,520,389	$1,015,289,752	$878,821,597	$785,570,053	$740,451,581	$2,627,831,782

$5,784,091	$227,901,870	$160,749,492	$90,992,984	$14,075,535	$172,880,515	$1,652,891,571
338,484	9,037,987	4,575,110	8,278,814	1,378,970	25,045,003	57,030,214
$17.09	$25.22	$35.14	$10.99	$10.21	$6.90	$28.98

	$22,613,239				$7,102,354
	898,279				1,026,593
	$25.17				$6.92

$137,236,215	$2,495,005,280	$854,540,260	$787,828,613	$771,494,518	$560,468,712	$974,940,211
8,001,758	98,229,288	24,190,429	73,225,382	75,587,415	81,483,373	33,007,267
$17.15	$25.40	$35.33	$10.76	$10.21	$6.88	$29.54

125	SEE NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2021
Statements of Operations

	Large Cap Fund	Small Cap Fund	US Sustainable Economy Fund	Global Sustainable Infrastructure Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $0; $22,568; $1,463; $199,535; $65,132; $1,233,779; $863,698; $1,923,076; $0; $0 and $0 respectively)	$15,949,327	$9,804,086	$4,297,415	$3,670,647
Dividends from affiliates - Note C	—	—	—	—
Interest	11,142	7,597	212	258
Income from securities lending - Note A	1,408	362,865	8,269	4,426
Other income - Note B	—	—	766	4,139
Total Income	15,961,877	10,174,548	4,306,662	3,679,470

Expenses
Investment advisory fees - Note B	8,752,861	4,696,995	1,825,433	704,119
Distribution expenses - Investor (Note B)	102,231	295,632	472,864	12,293
Distribution expenses - Class A (Note B)	—	30,957	20,727	—
Transfer agent fees - Note A	322,088	561,973	—	—
Printing and other shareholder communication fees	25,972	46,598	—	—
Custodian fees	104,178	59,145	—	—
Legal fees and related expenses	99,956	68,073	—	—
Trustees’ fees and expenses - Note B	64,169	43,899	—	—
Compliance expense	17,610	16,200	—	—
Audit fees	50,630	40,671	—	—
Registration fees	96,964	69,038	—	—
Other expenses	76,885	33,952	—	—
Total Expenses	9,713,544	5,963,133	2,319,024	716,412
Less: Advisory fee waiver - Note B	—	—	(396,592)	(75,156)
Expenses assumed by Adviser - Note B	—	—	—	—
Net expenses	9,713,544	5,963,133	1,922,432	641,256
Net investment income	6,248,333	4,211,415	2,384,230	3,038,214
REALIZED AND UNREALIZED GAIN (LOSS) - Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers	102,690,737	61,651,683	61,665,649	65,945,779
Investment in affiliated issuers	—	—	—	—
Foreign currency transactions	—	(3,169)	(13,773)	(49,422)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	239,900,456	86,201,314	11,974,854	(53,321,780)
Investment in affiliated issuers	—	—	—	—
Foreign currency translation	—	210	—	(1,071)
Net realized and unrealized gain (loss) on investments and foreign currency	342,591,193	147,850,038	73,626,730	12,573,506

Net increase (decrease) in net assets resulting from operations	$348,839,526	$152,061,453	$76,010,960	$15,611,720

SEE NOTES TO FINANCIAL STATEMENTS	126

For the Year Ended December 31, 2021

Global Opportunities Fund	Global Environmental Markets Fund	Global Women’s Leadership Fund	International Sustainable Economy Fund	Core Bond Fund	High Yield Bond Fund	Sustainable Allocation Fund

$1,202,613	$38,903,328	$17,418,301	$21,242,620	$—	$120,900	$—
—	—	—	—	—	—	27,073,448
—	14,836	806	771	15,799,233	29,177,496	29,842
—	—	8,932	67,417	11,891	—	—
50,654	643,984	1,000	—	—	14,899	—
1,253,267	39,562,148	17,429,039	21,310,808	15,811,124	29,313,295	27,103,290

936,703	16,761,299	4,605,721	3,723,497	3,068,045	3,071,380	1,211,934
11,562	506,160	370,871	215,728	36,545	428,199	4,017,027
—	48,638	—	—	—	16,646	—
74,686	2,321,944	—	—	42,496	616,006	—
5,812	95,921	—	—	10,083	97,749	—
50,574	344,983	—	—	132,269	110,240	—
46,150	138,471	—	—	76,698	67,518	—
29,625	88,220	—	—	49,372	43,396	—
15,224	19,288	—	—	16,512	16,184	—
41,069	70,346	—	—	54,778	49,280	—
42,205	143,397	—	—	44,376	86,421	—
12,374	155,326	—	—	46,826	50,443	—
1,265,984	20,693,993	4,976,592	3,939,225	3,578,000	4,653,462	5,228,961
(26,400)	—	—	—	—	—	—
(106,961)	—	—	—	—	—	—
1,132,623	20,693,993	4,976,592	3,939,225	3,578,000	4,653,462	5,228,961
120,644	18,868,155	12,452,447	17,371,583	12,233,124	24,659,833	21,874,329

3,537,594	66,900,116	26,658,025	53,211,017	(1,691,566)	9,454,171	—
—	—	—	—	—	—	126,292,168
(24,866)	(739,405)	(37,829)	(38,309)	—	—	—

16,403,056	353,350,333	101,053,001	11,522,320	(21,701,087)	(14,422,227)	—
—	—	—	—	—	—	194,765,601
(628)	(25,242)	(22,714)	(130,199)	—	—	—
19,915,156	419,485,802	127,650,483	64,564,829	(23,392,653)	(4,968,056)	321,057,769

$20,035,800	$438,353,957	$140,102,930	$81,936,412	$(11,159,529)	$19,691,777	$342,932,098

127	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Large Cap Fund
	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets
Operations
Investment income, net	$6,248,333	$6,821,459
Net realized gain (loss) on investments and foreign currency transactions	102,690,737	52,507,245
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	239,900,456	144,178,440
Net increase (decrease) in net assets resulting from operations	348,839,526	203,507,144
Distributions from Investor Class	(3,158,195)	(1,224,949)
Distributions from Class A
Distributions from Institutional Class	(85,170,435)	(64,744,892)
Total distributions to shareholders	(88,328,630)	(65,969,841)
From capital share transactions:
Investor Class
Proceeds from shares sold	37,427,614	17,099,228
Proceeds from reinvestment of distributions	3,142,083	1,213,177
Cost of shares redeemed	(10,546,023)	(2,688,171)
Net increase (decrease) from Investor Class transactions	30,023,674	15,624,234
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class A transactions
Institutional Class
Proceeds from shares sold	230,237,473	143,392,236
Proceeds from reinvestment of distributions	85,078,019	64,722,822
Cost of shares redeemed	(77,930,857)	(85,958,295)
Net increase (decrease) from Institutional Class transactions	237,384,635	122,156,763
Net increase (decrease) from capital share transactions	267,408,309	137,780,997
Net increase (decrease) in net assets	527,919,205	275,318,300
Net assets
Beginning of period	1,041,593,225	766,274,925
End of period	$1,569,512,430	$1,041,593,225

Shares of Beneficial Interest:
Investor Class
Shares sold	2,648,428	1,610,196
Shares issued in reinvestment of distributions	215,464	103,204
Shares redeemed	(728,765)	(252,479)
Net increase (decrease) in shares outstanding	2,135,127	1,460,921

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

Institutional Class
Shares sold	16,533,881	13,682,722
Shares issued in reinvestment of distributions	5,817,100	5,506,613
Shares redeemed	(5,336,882)	(7,944,915)
Net increase (decrease) in shares outstanding	17,014,099	11,244,420

SEE NOTES TO FINANCIAL STATEMENTS	128

Small Cap Fund		US Sustainable Economy Fund		Global Sustainable Infrastructure Fund
Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20

$4,211,415	$(180,082)	$2,384,230	$2,698,292	$3,038,214	$2,543,130
61,648,514	22,599,055	61,651,876	1,304,995	65,896,357	1,070,938
86,201,524	25,014,359	11,974,854	25,967,205	(53,322,851)	15,998,168
152,061,453	47,433,332	76,010,960	29,970,492	15,611,720	19,612,236
(11,054,274)	(3,860,087)	(37,377,935)	(3,255,719)	(2,102,512)	(108,186)
(1,256,019)	(409,247)	(1,896,075)	(125,797)
(53,205,792)	(12,933,116)	(18,599,306)	(1,650,985)	(35,014,441)	(4,198,454)
(65,516,085)	(17,202,450)	(57,873,316)	(5,032,501)	(37,116,953)	(4,306,640)

19,724,514	13,164,167	7,930,403	6,225,685	2,320,098	1,610,591
10,830,710	3,759,189	36,657,331	3,189,365	2,086,262	106,115
(26,908,980)	(29,698,481)	(21,477,707)	(16,529,079)	(1,474,622)	(913,639)
3,646,244	(12,775,125)	23,110,027	(7,114,029)	2,931,738	803,067

2,806,783	2,133,288	2,451,108	470,519
1,216,828	388,752	1,497,802	119,950
(2,605,612)	(4,334,833)	(613,410)	(1,191,696)
1,417,999	(1,812,793)	3,335,500	(601,227)

234,543,988	106,749,401	16,372,652	11,912,072	13,549,347	14,618,131
45,032,698	11,472,200	17,620,167	1,559,901	33,960,664	4,129,487
(94,763,563)	(98,735,126)	(20,367,981)	(14,895,788)	(71,310,028)	(27,665,239)
184,813,123	19,486,475	13,624,838	(1,423,815)	(23,800,017)	(8,917,621)
189,877,366	4,898,557	40,070,365	(9,139,071)	(20,868,279)	(8,114,554)
276,422,734	35,129,439	58,208,009	15,798,920	(42,373,512)	7,191,042

466,239,190	431,109,751	256,214,756	240,415,836	140,050,151	132,859,109
$742,661,924	$466,239,190	$314,422,765	$256,214,756	$97,676,639	$140,050,151

1,024,793	1,055,335	294,876	303,312	155,708	127,605
590,205	240,665	1,474,216	142,686	206,837	7,820
(1,425,595)	(2,329,687)	(805,594)	(803,407)	(108,422)	(75,823)
189,403	(1,033,687)	963,498	(357,409)	254,123	59,602

145,066	172,064	87,078	22,398
66,493	24,952	60,453	5,378
(140,698)	(351,963)	(22,759)	(61,355)
70,861	(154,947)	124,772	(33,579)

12,184,778	8,364,175	583,840	573,119	893,052	1,297,033
2,417,012	724,713	682,021	67,844	3,342,614	306,577
(4,906,483)	(7,825,421)	(733,389)	(703,633)	(4,729,359)	(2,180,176)
9,695,307	1,263,467	532,472	(62,670)	(493,693)	(576,566)

129	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	Global Opportunities Fund
	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets
Operations
Investment income, net	$120,644	$77,202
Net realized gain (loss) on investments and foreign currency transactions	3,512,728	(163,976)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	16,402,428	12,543,521
Net increase (decrease) in net assets resulting from operations	20,035,800	12,456,747
Distributions from Investor Class	(102,606)	(83,069)
Distributions from Class A
Distributions from Institutional Class	(2,448,591)	(519,005)
Total distributions to shareholders	(2,551,197)	(602,074)
From capital share transactions:
Investor Class
Proceeds from shares sold	2,781,513	1,773,549
Proceeds from reinvestment of distributions	102,525	26,686
Cost of shares redeemed	(1,203,824)	(676,783)
Net increase (decrease) from Investor Class transactions	1,680,214	1,123,452
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class A transactions
Institutional Class
Proceeds from shares sold	57,255,548	18,052,818
Proceeds from reinvestment of distributions	2,448,160	559,156
Cost of shares redeemed	(4,893,683)	(4,618,749)
Net increase (decrease) from Institutional Class transactions	54,810,025	13,993,225
Net increase (decrease) from capital share transactions	56,490,239	15,116,677
Net increase (decrease) in net assets	73,974,842	26,971,350
Net assets
Beginning of period	69,045,464	42,074,114
End of period	$143,020,306	$69,045,464

Shares of Beneficial Interest:
Investor Class
Shares sold	175,949	145,191
Shares issued in reinvestment of distributions	6,103	1,866
Shares redeemed	(75,576)	(54,842)
Net increase (decrease) in shares outstanding	106,476	92,215

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

Institutional Class
Shares sold	3,682,281	1,460,070
Shares issued in reinvestment of distributions	145,508	39,020
Shares redeemed	(295,346)	(385,177)
Net increase in shares outstanding	3,532,443	1,113,913

SEE NOTES TO FINANCIAL STATEMENTS	130

Global Environmental Markets Fund		Global Women’s Leadership Fund
Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20

$18,868,155	$8,291,686	$12,452,447	$8,257,794
66,160,711	(25,308,285)	26,620,196	(7,925,372)
353,325,091	318,851,831	101,030,287	87,972,338
438,353,957	301,835,232	140,102,930	88,304,760
(4,204,981)	(710,364)	(1,906,707)	(1,364,676)
(419,080)	(65,398)
(49,912,206)	(7,481,018)	(11,700,153)	(7,012,796)
(54,536,267)	(8,256,780)	(13,606,860)	(8,377,472)

43,946,672	19,830,477	25,410,536	21,311,776
3,911,624	650,848	1,804,274	1,296,305
(30,289,911)	(31,785,866)	(17,875,127)	(24,619,673)
17,568,385	(11,304,541)	9,339,683	(2,011,592)

4,181,876	2,830,371
376,219	57,783
(1,983,282)	(2,839,127)
2,574,813	49,027

1,047,193,335	626,670,119	211,284,728	271,898,017
46,824,725	6,989,373	10,594,606	6,321,689
(382,102,159)	(254,539,551)	(91,848,437)	(71,567,496)
711,915,901	379,119,941	130,030,897	206,652,210
732,059,099	367,864,427	139,370,580	204,640,618
1,115,876,789	661,442,879	265,866,650	284,567,906

1,629,643,600	968,200,721	749,423,102	464,855,196
$2,745,520,389	$1,629,643,600	$1,015,289,752	$749,423,102

1,863,872	1,170,813	767,077	813,533
158,973	37,502	52,934	47,349
(1,287,937)	(1,937,545)	(538,370)	(963,551)
734,908	(729,230)	281,641	(102,669)

178,593	163,882
15,313	3,316
(86,749)	(190,275)
107,157	(23,077)

44,675,996	35,139,316	6,326,440	10,044,900
1,892,866	386,722	308,961	227,279
(16,074,933)	(15,075,976)	(2,747,111)	(2,724,231)
30,493,929	20,450,062	3,888,290	7,547,948

131	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	International Sustainable Economy Fund
	Year Ended 12/31/21	Year Ended 12/31/20
Increase (Decrease) in Net Assets
Operations
Investment income, net	$17,371,583	$12,509,448
Net realized gain (loss) on investments and foreign currency transactions	53,172,708	(3,854,143)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	11,392,121	64,200,237
Net increase (decrease) in net assets resulting from operations	81,936,412	72,855,542
Distributions from Investor Class	(3,798,028)	(1,290,412)
Distributions from Class A
Distributions from Institutional Class	(34,244,201)	(10,905,792)
Total distributions to shareholders	(38,042,229)	(12,196,204)
From capital share transactions:
Investor Class
Proceeds from shares sold	24,094,242	19,525,878
Proceeds from reinvestment of distributions	3,642,036	1,219,923
Cost of shares redeemed	(19,788,569)	(32,740,806)
Net increase (decrease) from Investor Class transactions	7,947,709	(11,995,005)
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class A transactions
Institutional Class
Proceeds from shares sold	203,918,580	185,628,598
Proceeds from reinvestment of distributions	32,538,625	10,136,588
Cost of shares redeemed	(110,454,092)	(188,246,392)
Net increase (decrease) from Institutional Class transactions	126,003,113	7,518,794
Net increase (decrease) from capital share transactions	133,950,822	(4,476,211)
Net increase (decrease) in net assets	177,845,005	56,183,127
Net assets
Beginning of period	700,976,592	644,793,465
End of period	$878,821,597	$700,976,592

Shares of Beneficial Interest:
Investor Class
Shares sold	2,206,790	2,197,227
Shares issued in reinvestment of distributions	334,417	132,152
Shares redeemed	(1,794,688)	(3,702,118)
Net increase (decrease) in shares outstanding	746,519	(1,372,739)

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	18,999,876	22,122,226
Shares issued in reinvestment of distributions	3,052,283	1,111,911
Shares redeemed	(10,262,675)	(21,756,776)
Net increase in shares outstanding	11,789,484	1,477,361

SEE NOTES TO FINANCIAL STATEMENTS	132

Core Bond Fund		High Yield Bond Fund		Sustainable Allocation Fund
Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20

$12,233,124	$13,236,230	$24,659,833	$18,931,048	$21,874,329	$21,849,919
(1,691,566)	23,244,416	9,454,171	1,330,483	126,292,168	86,233,962
(21,701,087)	12,335,483	(14,422,227)	9,185,399	194,765,601	189,591,456
(11,159,529)	48,816,129	19,691,777	29,446,930	342,932,098	297,675,337
(251,624)	(512,257)	(6,714,467)	(8,018,449)	(77,305,027)	(43,283,260)
		(260,354)	(278,848)
(14,904,140)	(31,096,683)	(17,999,748)	(10,727,650)	(45,499,761)	(16,968,369)
(15,155,764)	(31,608,940)	(24,974,569)	(19,024,947)	(122,804,788)	(60,251,629)

5,000,323	9,217,698	43,776,751	52,056,206	63,840,958	82,348,981
248,993	509,898	6,365,147	7,530,260	74,966,361	41,870,602
(4,764,721)	(3,173,358)	(47,483,859)	(74,718,978)	(155,485,810)	(309,622,549)
484,595	6,554,238	2,658,039	(15,132,512)	(16,678,491)	(185,402,966)

		1,892,599	1,377,583
		245,113	259,842
		(1,150,616)	(1,455,598)
		987,096	181,827

53,513,717	78,112,653	329,580,029	169,828,628	275,253,593	278,416,342
14,858,521	31,024,360	15,644,178	8,530,076	43,658,795	15,880,307
(17,687,292)	(81,874,033)	(75,462,199)	(77,310,888)	(71,401,231)	(67,292,908)
50,684,946	27,262,980	269,762,008	101,047,816	247,511,157	227,003,741
51,169,541	33,817,218	273,407,143	86,097,131	230,832,666	41,600,775
24,854,248	51,024,407	268,124,351	96,519,114	450,959,976	279,024,483

760,715,805	709,691,398	472,327,230	375,808,116	2,176,871,806	1,897,847,323
$785,570,053	$760,715,805	$740,451,581	$472,327,230	$2,627,831,782	$2,176,871,806

481,933	865,913	6,311,673	7,812,507	2,244,186	3,443,996
24,206	48,101	920,172	1,136,331	2,590,484	1,678,752
(462,723)	(297,797)	(6,851,331)	(11,347,938)	(5,432,950)	(12,706,593)
43,416	616,217	380,514	2,399,100	(598,280)	(7,583,845)

		272,513	206,288
		35,365	39,108
		(165,892)	(218,065)
		141,986	27,331

5,158,690	7,304,590	47,772,061	25,605,483	9,469,106	10,907,249
1,444,328	2,925,464	2,270,613	1,284,633	1,480,365	617,218
(1,724,911)	(7,760,586)	(10,952,441)	(12,064,213)	(2,459,967)	(2,782,218)
4,878,107	2,469,468	39,090,233	14,825,903	8,489,504	8,742,249

133	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains
Large Cap Fund
Investor Class
Year Ended December 31, 2021	$12.02	$0.03		$3.63	$3.66	$0.03		$0.83
Year Ended December 31, 2020	10.38	0.06		2.38	2.44	0.07		0.73
Year Ended December 31, 2019	7.97	0.07		2.71	2.78	0.07		0.30
Year Ended December 31, 2018	10.56	0.07		(0.63)	(0.56)	0.07		1.96
Year Ended December 31, 2017	9.91	0.09		1.95	2.04	0.09		1.30
Institutional Class
Year Ended December 31, 2021	$12.05	$0.07		$3.64	$3.71	$0.06		$0.83
Year Ended December 31, 2020	10.40	0.09		2.38	2.47	0.09		0.73
Year Ended December 31, 2019	7.98	0.09		2.72	2.81	0.09		0.30
Year Ended December 31, 2018	10.57	0.10		(0.63)	(0.53)	0.10		1.96
Year Ended December 31, 2017	9.91	0.10		1.97	2.07	0.11		1.30

Small Cap Fund
Investor Class
Year Ended December 31, 2021	$15.78	$0.08		$4.66	$4.74	$0.04		$1.76
Year Ended December 31, 2020	14.67	(0.03)		1.75	1.72	—		0.61
Year Ended December 31, 2019	12.01	0.13		2.66	2.79	0.13		—
Year Ended December 31, 2018	16.41	0.00	[5]	(2.64)	(2.64)	0.00	[5]	1.76
Year Ended December 31, 2017	15.34	0.03		1.30	1.33	0.02		0.24
Class A
Year Ended December 31, 2021	$15.73	$0.08		$4.65	$4.73	$0.04		$1.76
Year Ended December 31, 2020	14.63	(0.03)		1.74	1.71	—		0.61
Year Ended December 31, 2019	11.98	0.12		2.66	2.78	0.13		—
Year Ended December 31, 2018	16.38	0.00	[5]	(2.63)	(2.63)	0.01		1.76
Year Ended December 31, 2017	15.31	0.03		1.30	1.33	0.02		0.24
Institutional Class
Year Ended December 31, 2021	$15.99	$0.14		$4.71	$4.85	$0.09		$1.76
Year Ended December 31, 2020	14.82	0.00	[5]	1.78	1.78	—		0.61
Year Ended December 31, 2019	12.12	0.15		2.70	2.85	0.15		—
Year Ended December 31, 2018	16.53	0.05		(2.67)	(2.62)	0.03		1.76
Year Ended December 31, 2017	15.44	0.07		1.32	1.39	0.06		0.24

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized
[5]	Rounds to less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS	134

December 31, 2021

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.86	$14.82	30.57%	$57,965	0.97%	0.22%	0.97%	25%
0.80	12.02	23.75%	21,351	0.95%	0.51%	0.95%	43%
0.37	10.38	34.85%	3,271	0.95%	0.74%	0.95%	37%
2.03	7.97	(5.01%)	1,975	0.96%	0.67%	0.96%	54%
1.39	10.56	20.65%	786	0.95%	0.82%	0.95%	57%

$0.89	$14.87	30.92%	$1,511,547	0.71%	0.47%	0.71%	25%
0.82	12.05	23.99%	1,020,242	0.70%	0.84%	0.70%	43%
0.39	10.40	35.23%	763,004	0.70%	1.00%	0.70%	37%
2.06	7.98	(4.79%)	590,664	0.70%	0.85%	0.70%	54%
1.41	10.57	20.96%	718,601	0.70%	0.94%	0.70%	57%

$1.80	$18.72	30.26%	$125,234	1.15%	0.44%	1.15%	44%
0.61	15.78	11.77%	102,582	1.19%	(0.23%)	1.19%	73%
0.13	14.67	23.29%	110,520	1.20%	0.93%	1.20%	78%
1.76	12.01	(15.80%)	116,887	1.18%	0.03%	1.18%	57%
0.26	16.41	8.77%	223,360	1.19%	0.18%	1.19%	56%

$1.80	$18.66	30.29%	$14,305	1.15%	0.44%	1.15%	44%
0.61	15.73	11.73%	10,948	1.19%	(0.23%)	1.19%	73%
0.13	14.63	23.27%	12,445	1.20%	0.90%	1.20%	78%
1.77	11.98	(15.82%)	12,290	1.18%	0.02%	1.18%	57%
0.26	16.38	8.80%	27,100	1.19%	0.19%	1.19%	56%

$1.85	$18.99	30.54%	$603,123	0.90%	0.73%	0.90%	44%
0.61	15.99	12.06%	352,709	0.94%	0.02%	0.94%	73%
0.15	14.82	23.56%	308,145	0.95%	1.08%	0.95%	78%
1.79	12.12	(15.59%)	317,417	0.93%	0.29%	0.93%	57%
0.30	16.53	9.10%	580,752	0.95%	0.45%	0.95%	56%

135	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
US Sustainable Economy Fund
Investor Class
Year Ended December 31, 2021	$23.78	$0.20	$6.83	$7.03	$0.20	$5.33
Year Ended December 31, 2020	21.41	0.23	2.60	2.83	0.22	0.24
Year Ended December 31, 2019	17.42	0.28	4.43	4.71	0.28	0.44
Year Ended December 31, 2018	19.69	0.32	(1.20)	(0.88)	0.32	1.07
Year Ended December 31, 2017	16.90	0.23	3.45	3.68	0.23	0.66
Class A
Year Ended December 31, 2021	$23.71	$0.20	$6.80	$7.00	$0.20	$5.33
Year Ended December 31, 2020	21.35	0.23	2.59	2.82	0.22	0.24
Year Ended December 31, 2019	17.38	0.28	4.41	4.69	0.28	0.44
Year Ended December 31, 2018	19.65	0.32	(1.20)	(0.88)	0.32	1.07
Year Ended December 31, 2017	16.86	0.23	3.45	3.68	0.23	0.66
Institutional Class
Year Ended December 31, 2021	$24.52	$0.28	$7.05	$7.33	$0.27	$5.33
Year Ended December 31, 2020	22.07	0.29	2.67	2.96	0.27	0.24
Year Ended December 31, 2019	17.94	0.34	4.56	4.90	0.33	0.44
Year Ended December 31, 2018	20.23	0.38	(1.23)	(0.85)	0.37	1.07
Year Ended December 31, 2017	17.34	0.28	3.55	3.83	0.28	0.66

Global Sustainable Infrastructure Fund
Investor Class
Year Ended December 31, 2021	$14.17	$0.41	$1.48	$1.89	$0.32	$5.63
Year Ended December 31, 2020	12.78	0.23	1.56	1.79	0.21	0.19
Year Ended December 31, 2019	10.64	0.25	2.49	2.74	0.25	0.35
Year Ended December 31, 2018	11.50	0.24	(0.73)	(0.49)	0.24	0.13
Year Ended December 31, 2017	9.86	0.22	1.67	1.89	0.23	0.02
Institutional Class
Year Ended December 31, 2021	$14.21	$0.43	$1.51	$1.84	$0.36	$5.63
Year Ended December 31, 2020	12.81	0.26	1.57	1.83	0.24	0.19
Year Ended December 31, 2019	10.66	0.28	2.50	2.78	0.28	0.35
Year Ended December 31, 2018	11.50	0.26	(0.70)	(0.44)	0.27	0.13
Year Ended December 31, 2017	9.86	0.24	1.67	1.91	0.25	0.02

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS	136

December 31, 2021

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$5.53	$25.28	30.02%	$205,407	0.74%	0.74%	0.88%	47%
0.46	23.78	13.34%	170,315	0.90%	1.10%	0.90%	65%
0.72	21.41	27.13%	161,021	0.90%	1.43%	0.90%	49%
1.39	17.42	(4.43%)	134,435	0.90%	1.59%	0.90%	55%
0.89	19.69	21.89%	164,016	0.90%	1.25%	0.90%	36%

$5.53	$25.18	29.99%	$10,150	0.74%	0.74%	0.88%	47%
0.46	23.71	13.33%	6,599	0.90%	1.11%	0.90%	65%
0.72	21.35	27.08%	6,659	0.90%	1.43%	0.90%	49%
1.39	17.38	(4.43%)	5,417	0.90%	1.59%	0.90%	55%
0.89	19.65	21.96%	5,589	0.90%	1.25%	0.90%	36%

$5.60	$26.25	30.35%	$98,866	0.49%	0.99%	0.63%	47%
0.51	24.52	13.57%	79,301	0.65%	1.35%	0.65%	65%
0.77	22.07	27.42%	72,736	0.65%	1.68%	0.65%	49%
1.44	17.94	(4.16%)	54,131	0.65%	1.84%	0.65%	55%
0.94	20.23	22.22%	43,038	0.65%	1.48%	0.65%	36%

$5.95	$10.11	13.98%	$5,432	0.83%	2.70%	0.90%	127%
0.40	14.17	14.25%	4,014	0.90%	1.80%	0.90%	93%
0.60	12.78	25.85%	2,859	0.90%	2.03%	0.90%	50%
0.37	10.64	(4.21%)	1,846	0.90%	2.11%	0.90%	52%
0.25	11.50	19.24%	353	0.90%	2.10%	0.90%	31%

$5.99	$10.16	14.27%	$92,244	0.58%	2.81%	0.65%	127%
0.43	14.21	14.54%	136,036	0.65%	2.06%	0.65%	93%
0.63	12.81	26.18%	130,001	0.65%	2.28%	0.65%	50%
0.40	10.66	(3.84%)	115,362	0.65%	2.24%	0.65%	52%
0.27	11.50	19.44%	149,178	0.65%	2.31%	0.65%	31%

137	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Opportunities Fund
Investor Class
Year Ended December 31, 2021	$14.66	$(0.02)	$2.76	$2.74	$—	$0.31
Year Ended December 31, 2020	12.04	(0.01)	2.75	2.74	—	0.12
Year Ended December 31, 2019	9.18	0.02	3.05	3.07	0.03	0.18
Period Ended December 31, 2018[5]	10.00	(0.01)	(0.81)	(0.82)	—	—
Institutional Class
Year Ended December 31, 2021	$14.69	$0.02	$2.76	$2.78	$0.01	$0.31
Year Ended December 31, 2020	12.04	0.02	2.76	2.78	0.01	0.12
Year Ended December 31, 2019	9.18	0.06	3.03	3.09	0.05	0.18
Period Ended December 31, 2018[5]	10.00	0.00 [6]	(0.82)	(0.82)	—	—

Global Environmental Markets Fund
Investor Class
Year Ended December 31, 2021	$21.08	$0.14	$4.48	$4.62	$0.13	$0.35
Year Ended December 31, 2020	16.85	0.09	4.22	4.31	0.08	—
Year Ended December 31, 2019	13.28	0.12	3.56	3.68	0.11	—
Year Ended December 31, 2018	16.11	0.13	(2.43)	(2.30)	0.12	0.41
Year Ended December 31, 2017	13.16	0.07	3.40	3.47	0.05	0.47
Class A
Year Ended December 31, 2021	$21.05	$0.14	$4.46	$4.60	$0.13	$0.35
Year Ended December 31, 2020	16.83	0.09	4.21	4.30	0.08	—
Year Ended December 31, 2019	13.26	0.12	3.56	3.68	0.11	—
Year Ended December 31, 2018	16.09	0.13	(2.43)	(2.30)	0.12	0.41
Year Ended December 31, 2017	13.14	0.07	3.40	3.47	0.05	0.47
Institutional Class
Year Ended December 31, 2021	$21.23	$0.21	$4.49	$4.70	$0.18	$0.35
Year Ended December 31, 2020	16.97	0.14	4.25	4.39	0.13	—
Year Ended December 31, 2019	13.36	0.16	3.60	3.76	0.15	—
Year Ended December 31, 2018	16.22	0.17	(2.46)	(2.29)	0.16	0.41
Year Ended December 31, 2017	13.24	0.10	3.44	3.54	0.09	0.47

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	138

December 31, 2021

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.31	$17.09	18.69%	$5,784	1.21%	(0.15%)	1.32%	30%
0.12	14.66	22.76%	3,401	1.18%	(0.06%)	1.56%	34%
0.21	12.04	33.51%	1,683	1.19%	0.17%	1.68%	29%
—	9.18	(8.20%)	126	1.16%	(0.14%)	2.06%	17%

$0.32	$17.15	18.96%	$137,236	0.96%	0.11%	1.07%	30%
0.13	14.69	23.12%	65,644	0.94%	0.17%	1.31%	34%
0.23	12.04	33.72%	40,392	0.92%	0.51%	1.42%	29%
—	9.18	(8.20%)	24,816	0.92%	0.01%	1.81%	17%

$0.48	$25.22	21.95%	$227,902	1.15%	0.61%	1.15%	18%
0.08	21.08	25.71%	175,040	1.20%	0.55%	1.20%	25%
0.11	16.85	27.75%	152,209	1.22%	0.78%	1.22%	14%
0.53	13.28	(14.31%)	118,980	1.22%	0.83%	1.24%	26%
0.52	16.11	26.42%	154,325	1.23%	0.46%	1.26%	18%

$0.48	$25.17	21.89%	$22,613	1.15%	0.61%	1.15%	18%
0.08	21.05	25.68%	16,651	1.20%	0.54%	1.20%	25%
0.11	16.83	27.77%	13,700	1.22%	0.78%	1.22%	14%
0.53	13.26	(14.33%)	12,766	1.22%	0.86%	1.24%	26%
0.52	16.09	26.45%	15,383	1.23%	0.47%	1.26%	18%

$0.53	$25.40	22.23%	$2,495,005	0.90%	0.87%	0.90%	18%
0.13	21.23	26.00%	1,437,952	0.95%	0.78%	0.95%	25%
0.15	16.97	28.17%	802,292	0.97%	1.01%	0.97%	14%
0.44	13.36	(14.17%)	459,354	0.97%	1.10%	0.99%	26%
0.56	16.22	26.79%	439,991	0.98%	0.67%	1.02%	18%

[4]	Not annualized
[5]	Per share data is reflected from the Fund’s inception date of June 27, 2018.
[6]	Rounds to less than $0.01

139	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Women’s Leadership Fund
Investor Class
Year Ended December 31, 2021	$30.34	$0.39	$4.84	$5.23	$0.43	$—
Year Ended December 31, 2020	27.00	0.33	3.32	3.65	0.31	—
Year Ended December 31, 2019	22.02	0.47	5.33	5.80	0.44	0.38
Year Ended December 31, 2018	25.02	0.47	(2.39)	(1.92)	0.44	0.64
Year Ended December 31, 2017	20.56	0.39	4.69	5.08	0.36	0.26
Institutional Class
Year Ended December 31, 2021	$30.50	$0.48	$4.86	$5.34	$0.51	$—
Year Ended December 31, 2020	27.14	0.40	3.34	3.74	0.38	—
Year Ended December 31, 2019	22.12	0.53	5.37	5.90	0.50	0.38
Year Ended December 31, 2018	25.13	0.53	(2.40)	(1.87)	0.50	0.64
Year Ended December 31, 2017	20.65	0.43	4.73	5.16	0.42	0.26

International Sustainable Economy Fund
Investor Class
Year Ended December 31, 2021	$10.35	$0.22	$0.90	$1.12	$0.23	$0.25
Year Ended December 31, 2020	9.53	0.17	0.81	0.98	0.16	—
Year Ended December 31, 2019	7.95	0.21	1.59	1.80	0.22	—
Year Ended December 31, 2018	9.36	0.22	(1.43)	(1.21)	0.20	—
Year Ended December 31, 2017	7.79	0.21	1.57	1.78	0.21	—
Institutional Class
Year Ended December 31, 2021	$10.14	$0.24	$0.89	$1.13	$0.26	$0.25
Year Ended December 31, 2020	9.34	0.19	0.79	0.98	0.18	—
Year Ended December 31, 2019	7.80	0.23	1.55	1.78	0.24	—
Year Ended December 31, 2018	9.19	0.23	(1.40)	(1.17)	0.22	—
Year Ended December 31, 2017	7.65	0.21	1.56	1.77	0.23	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.
[5]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the Global Women’s Leadership Fund utilizes one or more exchange-traded funds (ETFs), the combination of which is intended to track the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 26% for the year ended December 31, 2021, 37% for the year ended December 31, 2020, 25% for the year ended December 31, 2019, 47% for the year ended December 31, 2018, and 25% for the year ended December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS	140

December 31, 2021

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.43	$35.14	17.27%	$160,749	0.76%	1.18%	0.76%	43%[5]
0.31	30.34	13.67%	130,255	0.78%	1.27%	0.78%	69%[5]
0.82	27.00	26.42%	118,713	0.80%	1.87%	0.80%	66%[5]
1.08	22.02	(7.74%)	86,727	0.81%	1.88%	0.83%	67%[5]
0.62	25.02	24.86%	88,332	0.90%	1.69%	0.90%	56%[5]

$0.51	$35.33	17.56%	$854,540	0.51%	1.43%	0.51%	43%[5]
0.38	30.50	13.94%	619,168	0.53%	1.52%	0.53%	69%[5]
0.88	27.14	26.77%	346,142	0.55%	2.07%	0.55%	66%[5]
1.14	22.12	(7.51%)	156,960	0.56%	2.09%	0.58%	67%[5]
0.68	25.13	25.14%	93,820	0.65%	1.84%	0.65%	56%[5]

$0.48	$10.99	10.88%	$90,993	0.72%	1.98%	0.72%	55%[6]
0.16	10.35	10.51%	77,963	0.75%	1.91%	0.75%	43%[6]
0.22	9.53	22.78%	84,855	0.80%	2.40%	0.80%	31%[6]
0.20	7.95	(13.15%)	77,880	0.80%	2.46%	0.80%	30%[6]
0.21	9.36	23.01%	123,776	0.80%	2.38%	0.80%	42%[6]

$0.51	$10.76	11.19%	$787,829	0.47%	2.22%	0.47%	55%[6]
0.18	10.14	10.78%	623,014	0.50%	2.15%	0.50%	43%[6]
0.24	9.34	23.01%	559,939	0.55%	2.63%	0.55%	31%[6]
0.22	7.80	(12.90%)	437,907	0.55%	2.55%	0.55%	30%[6]
0.23	9.19	23.34%	560,348	0.55%	2.47%	0.55%	42%[6]

[6]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the International Sustainable Economy Fund utilizes one or more exchange-traded funds (ETFs) which have an investment objective that tracks the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 41% for the year ended December 31, 2021, 27% for the year ended December 31, 2020, 19% for the year ended December 31, 2019, 18% for the year ended December 31, 2018, and 16% for the year ended December 31, 2017.

141	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Core Bond Fund
Investor Class
Year Ended December 31, 2021	$10.56	$0.14	$(0.31)	$(0.17)	$0.16	$0.02
Year Ended December 31, 2020	10.29	0.17	0.53	0.70	0.19	0.24
Year Ended December 31, 2019	9.78	0.23	0.53	0.76	0.25	—
Year Ended December 31, 2018	10.04	0.22	(0.25)	(0.03)	0.23	—
Year Ended December 31, 2017	10.01	0.21	0.04	0.25	0.21	0.01
Institutional Class
Year Ended December 31, 2021	$10.56	$0.16	$(0.30)	$(0.14)	$0.19	$0.02
Year Ended December 31, 2020	10.29	0.20	0.53	0.73	0.22	0.24
Year Ended December 31, 2019	9.78	0.26	0.52	0.78	0.27	—
Year Ended December 31, 2018	10.04	0.24	(0.24)	—	0.26	—
Year Ended December 31, 2017	10.01	0.24	0.04	0.28	0.24	0.01

High Yield Bond Fund
Investor Class
Year Ended December 31, 2021	$6.97	$0.27	$(0.07)	$0.20	$0.27	$—
Year Ended December 31, 2020	6.79	0.32	0.18	0.50	0.32	—
Year Ended December 31, 2019	6.25	0.33	0.54	0.87	0.33	—
Year Ended December 31, 2018	6.78	0.33	(0.53)	(0.20)	0.33	—
Year Ended December 31, 2017	6.71	0.35	0.07	0.42	0.35	—
Class A
Year Ended December 31, 2021	$6.98	$0.27	$(0.06)	$0.21	$0.27	$—
Year Ended December 31, 2020	6.80	0.32	0.19	0.51	0.33	—
Year Ended December 31, 2019	6.26	0.33	0.54	0.87	0.33	—
Year Ended December 31, 2018	6.79	0.33	(0.53)	(0.20)	0.33	—
Year Ended December 31, 2017	6.72	0.35	0.07	0.42	0.35	—
Institutional Class
Year Ended December 31, 2021	$6.94	$0.28	$(0.04)	$0.24	$0.30	$—
Year Ended December 31, 2020	6.76	0.33	0.19	0.52	0.34	—
Year Ended December 31, 2019	6.23	0.34	0.53	0.87	0.34	—
Year Ended December 31, 2018	6.75	0.35	(0.52)	(0.17)	0.35	—
Year Ended December 31, 2017	6.68	0.36	0.08	0.44	0.37	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS	142

December 31, 2021

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.18	$10.21	(1.63%)	$14,076	0.71%	1.35%	0.71%	48%
0.43	10.56	6.89%	14,101	0.72%	1.58%	0.72%	79%
0.25	10.29	7.78%	7,401	0.71%	2.30%	0.71%	63%
0.23	9.78	(0.24%)	4,277	0.71%	2.23%	0.71%	62%
0.22	10.04	2.56%	2,969	0.71%	2.11%	0.71%	60%

$0.21	$10.21	(1.38%)	$771,495	0.46%	1.60%	0.46%	48%
0.46	10.56	7.16%	746,615	0.46%	1.86%	0.46%	79%
0.27	10.29	8.04%	702,291	0.46%	2.55%	0.46%	63%
0.26	9.78	0.01%	682,201	0.46%	2.50%	0.46%	62%
0.25	10.04	2.82%	697,050	0.46%	2.34%	0.46%	60%

$0.27	$6.90	2.96%	$172,881	0.93%	3.86%	0.93%	51%
0.32	6.97	7.80%	171,838	0.96%	4.87%	0.96%	97%
0.33	6.79	14.11%	183,631	0.96%	4.94%	0.96%	90%
0.33	6.25	(3.07%)	162,841	0.97%	5.01%	0.97%	57%
0.35	6.78	6.37%	201,953	0.99%	5.14%	0.99%	91%

$0.27	$6.92	3.11%	$7,102	0.93%	3.85%	0.93%	51%
0.33	6.98	7.79%	6,177	0.96%	4.87%	0.96%	97%
0.33	6.80	14.10%	5,827	0.96%	4.95%	0.96%	90%
0.33	6.26	(3.05%)	5,747	0.97%	5.01%	0.97%	57%
0.35	6.79	6.36%	5,798	0.99%	5.13%	0.99%	91%

$0.30	$6.88	3.36%	$560,469	0.69%	4.08%	0.69%	51%
0.34	6.94	8.08%	294,313	0.72%	5.07%	0.72%	97%
0.34	6.76	14.26%	186,350	0.71%	5.21%	0.71%	90%
0.35	6.23	(2.70%)	188,333	0.72%	5.26%	0.72%	57%
0.37	6.75	6.64%	205,555	0.74%	5.37%	0.74%	91%

143	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Sustainable Allocation Fund
Investor Class
Year Ended December 31, 2021	$26.36	$0.23	$3.79	$4.02	$0.23	$1.17
Year Ended December 31, 2020	23.35	0.26	3.49	3.75	0.26	0.48
Year Ended December 31, 2019	21.14	0.36	4.02	4.38	0.37	1.80
Year Ended December 31, 2018	22.66	0.33	(1.23)	(0.90)	0.47	0.15
Year Ended December 31, 2017	22.34	0.30	2.55	2.85	0.20	2.33
Institutional Class
Year Ended December 31, 2021	$26.83	$0.32	$3.86	$4.18	$0.30	$1.17
Year Ended December 31, 2020	23.76	0.33	3.54	3.87	0.32	0.48
Year Ended December 31, 2019	21.47	0.43	4.09	4.52	0.43	1.80
Year Ended December 31, 2018	23.01	0.38	(1.24)	(0.86)	0.53	0.15
Year Ended December 31, 2017	22.63	0.41	2.53	2.94	0.23	2.33

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS	144

December 31, 2021

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$1.40	$28.98	15.31%	$1,652,892	0.30%[5]	0.80%	0.30%[5]	4%
0.74	26.36	16.24%	1,518,966	0.30%[5]	1.08%	0.30%[5]	13%
2.17	23.35	20.83%	1,523,009	0.30%[5]	1.56%	0.30%[5]	8%
0.62	21.14	(4.08%)	1,324,582	0.30%[5]	1.44%[6]	0.30%[5]	12%
2.53	22.66	13.16%	1,496,146	0.29%[5]	1.33%	0.30%[5]	14%

$1.47	$29.54	15.64%	$974,940	0.05%[5]	1.10%	0.05%[5]	4%
0.80	26.83	16.49%	657,906	0.05%[5]	1.36%	0.05%[5]	13%
2.23	23.76	21.17%	374,838	0.05%[5]	1.80%	0.05%[5]	8%
0.68	21.47	(3.85%)	365,079	0.05%[5]	1.64%[6]	0.05%[5]	12%
2.56	23.01	13.42%	506,220	0.04%[5]	1.79%	0.05%[5]	14%

[5]

The expense ratio of the Sustainable Allocation Fund does not include indirect expenses of the underlying funds the Fund invests in. Indirect expenses of the underlying funds were 0.59% for the year ended December 31, 2021, 0.57% for the year ended December 31, 2020, 0.62% for the year ended December 31, 2019, 0.61% for the year ended December 31, 2018, and 0.61% for the year ended December 31, 2017.

[6]

In 2018, the Adviser reimbursed the Fund for expense overpayments related to transfer agent fees in the amount of $223,088. Before the reimbursement by the adviser, the difference in total returns for Investor Class and Institutional Class would have remained the same at (4.08)% and (3.85)%, respectively. The Net Investment Income for Investor Class and Institutional Class would have been 1.42% and 1.62%, respectively.

145	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2021
Notes to Financial Statements

Pax World Funds Series Trust I and Pax World Fund Series Trust III

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (“Trust I”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of December 31, 2021, Trust I offered ten investment funds: Pax Large Cap Fund (the “Large Cap Fund”), Pax Small Cap Fund (the “Small Cap Fund”), Pax US Sustainable Economy Fund (the “US Sustainable Economy Fund”, formerly known as Pax ESG Beta Quality Fund), Pax Global Sustainable Infrastructure Fund (the “Global Sustainable Infrastructure Fund”, formerly known as Pax ESG Beta Dividend Fund), Pax Global Opportunities Fund (the “Global Opportunities Fund”), Pax Global Environmental Markets Fund (the “Global Environmental Markets Fund”), Pax International Sustainable Economy Fund (the “International Sustainable Economy Fund”, formerly known as Pax MSCI EAFE ESG Leaders Index Fund), Pax Core Bond Fund (the “Core Bond Fund”), Pax High Yield Bond Fund (the “High Yield Bond Fund”), and Pax Sustainable Allocation Fund (the “Sustainable Allocation Fund”).

Pax World Funds Series Trust III (“Trust III”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the 1940 Act. Pax Ellevate Global Women’s Leadership Fund (the “Global Women’s Leadership Fund”) is a diversified series of Trust III.

These financial statements relate to all funds (each a “Fund”, collectively, the “Funds”) offered under both Trust I and Trust III (each a “Trust”, collectively, the “Trusts”).

The Large Cap Fund, Global Sustainable Infrastructure Fund, Global Opportunities Fund, Global Women’s Leadership Fund, International Sustainable Economy Fund, Core Bond Fund and Sustainable Allocation Fund each offer two classes of shares—Investor Class shares and Institutional Class shares. The Small Cap Fund, US Sustainable Economy Fund, Global Environmental Markets Fund and High Yield Bond Fund each offer three classes of shares—Investor Class shares, Class A shares and Institutional Class shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the

146

December 31, 2021

extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

The Funds seek to avoid investing in issuers that their investment adviser has determined are involved in the manufacture or sale of weapons or manufacture of tobacco products or engage in business practices that their investment adviser determines to be sub-standard from an Environmental, Social and Governance (ESG) or sustainability perspective in relation to their industry, sector, asset class or universe peers.

The Large Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Standard & Poor’s 500 Index as measured by market capitalization.

The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The US Sustainable Economy Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in large-capitalization U.S. equity securities.

The Global Sustainable Infrastructure Fund’s investment objective is capital appreciation and income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies that the Adviser determines derive significant revenues (i.e., at least 20% of revenues) from owning, operating, developing or distributing sustainable infrastructure-related goods, services or assets.

The Global Opportunities Fund’s investment objective is to seek long term growth of capital by investing in companies benefiting from the transition to a more sustainable global economy. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in companies that its Adviser or Sub-Adviser believe will benefit from the transition to a more

147

December 31, 2021
Notes to Financial Statements, continued

sustainable global economy - the shift away from a depletive economy to one that preserves ecological and societal balance for the benefit of future generations. The Fund seeks to invest in companies with durable business models that are well-positioned to benefit from or avoid the risks associated with this transition. Under normal market conditions, the Global Opportunities Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets.

The Global Environmental Markets Fund’s investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in the foregoing companies and will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of non-U.S. issuers, including those located in emerging markets.

The Global Women’s Leadership Fund’s investment objective is to seek investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Impax Global Women’s Leadership Index (the “Women’s Index”), while maintaining risk characteristics that the Adviser believes are generally similar to those of the Women’s Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities of the Women’s Index and in American depositary receipts, global depositary receipts and European depositary receipts representing the component securities of the Women’s Index, including at least 40% of its net assets (unless market conditions are not deemed favorable, in which case the Global Women’s Leadership Fund would normally invest at least 30% of its assets) in securities of companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S.

The International Sustainable Economy Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, more than 80% of its assets in large-capitalization equity securities in non-U.S. developed markets, including American Depositary

148

December 31, 2021

Receipts, Global Depositary Receipts and Euro Depositary Receipts. The Fund may take significant positions in one or more non-U.S. developed markets, including the Asia and Pacific region and the European Union.

The Core Bond Fund’s investment objective is to seek income and conservation of principal. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in bonds, which include debt obligations such as mortgage-related securities, securities issued by the United States government or its agencies and instrumentalities, municipal bonds, corporate bonds and high-impact bonds (which provide financing to support solutions to global sustainability challenges) across the spectrum of issuers, each of which is, at the time of purchase, rated at least investment grade (rated BBB- or higher by Standard & Poor’s Ratings Group or Baa3 or higher by Moody’s Investors Service) or unrated and determined by the Adviser to be of comparable quality.

The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in high-yield, fixed income securities (such as bonds, notes or debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service, or unrated and determined by the High Yield Bond Fund’s investment adviser to be of comparable quality. These fixed income securities are commonly referred to as “junk bonds.”

The Sustainable Allocation Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund uses a team approach to allocate among multiple funds managed by the Adviser (“Underlying Funds”) in order to seek to achieve its investment objectives. The Adviser will allocate the Fund’s assets among Underlying Funds in its sole discretion. The Fund seeks to achieve its investment objectives, under normal market conditions, by investing (indirectly through the use of Underlying Funds) approximately 50%-75% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and 25%-50% of its assets in debt securities (including but not limited to debt securities convertible into equity securities).

Under the Trusts’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. Additionally, in the normal course of business, the Trusts enter into contracts with service providers that contain general indemnification clauses. The Trusts’ maximum exposure under these arrangements is unknown as

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Notes to Financial Statements, continued

this could involve future claims that may be made against the Trusts that have not yet occurred. However, based on experience, the Trusts expect this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds apply Investment Company accounting and reporting guidance.

Valuation of Investments For purposes of calculating the net asset value (“NAV”), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Boards of Trustees of the Trusts (the “Boards” or “Boards of Trustees”)(so called “fair value pricing”). Fair value pricing may require subjective

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determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Boards have delegated to the Adviser’s Best Execution and Valuation Committee the day-to-day responsibility for making fair value pricing determinations with respect to Fund holdings.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. At December 31, 2021, three securities were fair valued in good faith pursuant to policies and procedures approved by the Boards of Trustees. The Core Bond Fund held one security fair valued at $298,550, representing 0.04% of the Fund’s net asset value and the High Yield Bond Fund held three securities fair valued at $510,838, representing 0.08% of the Fund’s net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market’s exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

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Notes to Financial Statements, continued

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including Corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities, Bank Loans and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows,

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models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Affiliated and Unaffiliated Investment Companies Investments in mutual funds are valued at the Funds’ closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2021:

	Level 1	Level 2	Level 3*	Totals
Large Cap
Common Stocks	$1,531,558,853	$—	$—	$1,531,558,853
Cash Equivalents	36,734,062	—	—	36,734,062
Total	$1,568,292,915	$—	$—	$1,568,292,915
Small Cap
Common Stocks	$703,441,878	$—	$—	$703,441,878
Cash Equivalents	37,343,693	—	—	37,343,693
Total	$740,785,571	$—	$—	$740,785,571
US Sustainable Economy
Common Stocks	$311,455,510	$—	$—	$311,455,510
Cash Equivalents	3,089,526	—	—	3,089,526
Total	$314,545,036	$—	$—	$314,545,036
Global Sustainable Infrastructure
Common Stocks	$49,245,349	$46,310,813	$—	$95,556,162
Exchange-Traded Funds	—	732,098	—	732,098
Cash Equivalents	1,912,132	—	—	1,912,132
Total	$51,157,481	$47,042,911	$—	$98,200,392
Global Opportunities
Common Stocks	$79,051,956	$61,542,259	$—	$140,594,215
Cash Equivalents	3,046,992	—	—	3,046,992
Total	$82,098,948	$61,542,259	$—	$143,641,207
Global Environmental Markets
Common Stocks	$1,577,909,307	$1,084,125,898	$—	$2,662,035,205
Cash Equivalents	69,848,645	—	—	69,848,645
Total	$1,647,757,952	$1,084,125,898	$—	$2,731,883,850

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Notes to Financial Statements, continued

	Level 1	Level 2	Level 3*	Totals
Global Women’s Leadership
Common Stocks	$747,627,615	$256,432,354	$—	$1,004,059,969
Preferred Stocks	—	574,971	—	574,971
Cash Equivalents	13,241,243	—	—	13,241,243
Total	$760,868,858	$257,007,325	$—	$1,017,876,183
International Sustainable Economy
Common Stocks	$6,545,691	$865,010,828	$—	$871,556,519
Preferred Stocks	—	516,423	—	516,423
Cash Equivalents	10,361,099	—	—	10,361,099
Total	$16,906,790	$865,527,251	$—	$882,434,041
Core Bond
Community Investment Notes	$—	$—	$298,550	$298,550
Corporate Bonds	—	289,041,559	—	289,041,559
U.S. Gov’t Agency Bonds	—	8,789,876	—	8,789,876
Government Bonds	—	2,938,664	—	2,938,664
Supranational Bonds	—	94,354,061	—	94,354,061
Municipal Bonds	—	12,253,727	—	12,253,727
U.S. Treasury Notes	—	114,908,275	—	114,908,275
Asset-Backed Securities	—	53,402,276	—	53,402,276
Mortgage-Backed Securities	—	180,110,314	—	180,110,314
Cash Equivalents	33,402,561	254,280	—	33,656,841
Total	$33,402,561	$756,053,032	$298,550	$789,754,143
High Yield Bond
Community Investment Notes	$—	$—	$510,838	$510,838
Common Stocks	—	—	0	0
Preferred Stocks	2,584,200	—	0	2,584,200
Corporate Bonds	—	695,761,770	—	695,761,770
Loans	—	16,980,685	—	16,980,685
Medium Term Certificates of Deposit	—	500,000	—	500,000
Certificates of Deposit	—	100,137	—	100,137
Cash Equivalents	19,513,149	—	—	19,513,149
Total	$22,097,349	$713,342,592	$510,838	$735,950,779
Sustainable Allocation
Affiliated Investment Companies	$2,495,020,825	$—	$—	$2,495,020,825
Cash Equivalents	123,058,531	—	—	123,058,531
Total	$2,618,079,356	$—	$—	$2,618,079,356

Table includes securities valued at zero.

See Schedules of Investments for additional detailed industry classifications.

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Significant unobservable inputs were used by two Funds for Level 3 fair value measurements. The High Yield Bond Fund holds two securities of the same issuer which are deemed to be valued at zero based on company financial statements, and one security based on broker valuation levels. The Core Bond Fund holds a position in a Community Investment note which is valued based on a general obligation by the parent entity to limit investment exposure on the note.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the premium amortization period is to the earliest call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Funds (except Core Bond Fund and High Yield Bond Fund) expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually.

The Core Bond Fund and High Yield Bond Fund expect to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on the Core Bond Fund and High Yield Bond Fund shares the day after the Funds receive his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees’ fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration

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Notes to Financial Statements, continued

the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no federal income or excise tax provision is required. The Funds are treated as separate entities for federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some Fund investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, a Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If a Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Securities Lending The Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement,

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ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of non-cash collateral approved by the Boards of Trustees. At December 31, 2021, non-cash collateral consisted of U.S. Treasuries, short-term U.S. Government agency obligations and sovereign debt.

The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of December 31, 2021, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value *	Over (Under) Collateralized
Small Cap	$11,676,146	$8,711,743	$3,249,447	$285,044
US Sustainable Economy	748,297	110,051	661,218	22,972
Global Sustainable Infrastructure	1,793,694	910,028	928,551	44,885
Global Women’s Leadership	6,180,549	104,400	6,164,268	88,119
International Sustainable Economy	15,873,795	8,284,299	8,376,809	787,313
Core Bond	6,912,083	7,064,485	—	152,402

*	Non-cash collateral is not included in the financial statements.

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Notes to Financial Statements, continued

For the Small Cap Fund, US Sustainable Economy Fund, Global Sustainable Infrastructure Fund, Global Women’s Leadership Fund and International Sustainable Economy Fund all of the securities on loan at December 31, 2021 are classified as Common Stocks in each Fund’s Schedule of Investments.

For the Core Bond Fund, the following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligation by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight and Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Core Bond Fund
U.S. Treasury and Agency Securities	$1,945,000	$—	$—	$—	$1,945,000
Corporate Debt	5,119,485	—	—	—	5,119,485
Total Borrowings	$7,064,485	$—	$—	$—	$7,064,485

Gross amount of recognized liabilities for securities lending transactions					$7,064,485

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

Each of Trust I and Trust III have entered into an Investment Advisory Contract (the “Management Contract”) with Impax Asset Management LLC (“IAM”) (the “Adviser”). Pursuant to the terms of the Management Contract, the Adviser, subject to the supervision of the Boards of Trustees of the Trusts, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies.

Pursuant to the Management Contract, the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and

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administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

Fund	Annual Rate
Large Cap	0.65%
Small Cap	0.75%
US Sustainable Economy[1]	0.45%*
Global Sustainable Infrastructure[2]	0.55%*
Global Opportunities	0.80%
Global Environmental Markets[3]	0.75%
Global Women’s Leadership[4]	0.51%*
International Sustainable Economy	0.47%*
Core Bond	0.40%
High Yield Bond	0.50%
Sustainable Allocation	0.05%*

*

The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent, custodian fees, legal fees and other expenses.

[1]

Effective March 31, 2021, management agreed to contractually waive a portion of its management fee not to exceed 0.45% of average daily net assets. This fee waiver may not be amended or terminated without the approval of the Fund’s Board of Trustees before April 30, 2024. The gross management fee (before waiver) is 0.65% based on average net assets up to $225 million; 0.55% for assets of $225 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

[2]

Effective March 31, 2021, management agreed to contractually waive a portion of its management fee not to exceed 0.55% of average daily net assets. This fee waiver may not be amended or terminated without the approval of the Fund’s Board of Trustees before April 30, 2024. The gross management fee (before waiver) is 0.65% based on average net assets up to $150 million; 0.55% for assets of $150 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

[3]

The management fee is 0.80% based on average net assets up to $1 billion; 0.75% for assets of $1 billion to $1.5 billion; 0.70% for assets of $1.5 billion to $2 billion; 0.65% for assets of $2 billion to $3 billion; and 0.60% for assets over $3 billion. The blended management fee for the year ended December 31, 2021 was 0.75%.

[4]

The management fee is 0.55% based on average net assets up to $375 million; 0.50% for assets of $375 million to $750 million; and 0.45% for assets over $750 million. The blended management fee for the year ended December 31, 2021 was 0.51%.

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Notes to Financial Statements, continued

For the year ended December 31, 2021, the Funds incurred the following advisory fees:

Fund	Amount
Large Cap	$8,752,861
Small Cap	4,696,995
US Sustainable Economy	1,428,841
Global Sustainable Infrastructure	628,963
Global Opportunities	803,342
Global Environmental Markets	16,761,299
Global Women’s Leadership	4,605,721
International Sustainable Economy	3,723,497
Core Bond	3,068,045
High Yield Bond	3,071,380
Sustainable Allocation	1,211,934

The Adviser has contractually agreed to reimburse the Funds or limit expenses of the Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Expense Caps
Fund	Individual Investor	Class A	Institutional
US Sustainable Economy [1,2]	0.70%	0.70%	0.45%
Global Sustainable Infrastructure [1,2]	0.80%		0.55%
Global Opportunities [3]	1.23%		0.98%
Global Women’s Leadership [1]	0.80%		0.55%
International Sustainable Economy [1]	0.73%		0.48%
Sustainable Allocation [1]	0.30%		0.05%

[1]

Expense caps for funds represent their respective unified management fees plus distribution and/or service fees payable under a plan pursuant to Rule 12b-1, as applicable to particular classes of shares.

[2]

The Adviser has contractually agreed to waive a portion of its management fee. This fee waiver may not be amended or terminated without the approval of the Funds’ Board of Trustees before April 30, 2024.

[3]

The Adviser has contractually agreed to reimburse expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that they exceed the expense caps indicated. The reimbursement arrangement may not be amended or terminated without the approval of the Funds’ Board of Trustees before December 31, 2022.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Boards of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

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For the year ended December 31, 2021, the dollar amounts of expense reimbursements were as follows:

	Total Expenses Reimbursed by Adviser
Fund	Individual Investor	Institutional
Global Opportunities	$4,246	$102,715

In addition, the Adviser waived $396,592, $75,156 and $26,400 of its management fee from the US Sustainable Economy Fund, Global Sustainable Infrastructure Fund, and Global Opportunities Fund, respectively.

The Trusts have adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a distribution fee equal to 0.25% of the annual average daily net assets attributable to the Investor Class shares and Class A shares. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the distribution fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trusts are also employees of the Adviser.

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Notes to Financial Statements, continued

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the year ended December 31, 2021 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Gov’t Bonds	Investments[1]	U.S. Gov’t Bonds
Large Cap	$494,321,192	$—	$329,939,422	$—
Small Cap	367,324,780	—	257,941,739	—
US Sustainable Economy	134,257,620	—	151,323,001	—
Global Sustainable Infrastructure	135,299,461	—	190,138,055	—
Global Opportunities	86,394,000	—	33,624,821	—
Global Environmental Markets	1,067,028,063	—	395,224,983	—
Global Women’s Leadership	513,774,449	—	380,319,703	—
International Sustainable Economy	539,584,496	—	423,644,199	—
Core Bond	209,249,358	247,655,972	172,762,649	191,221,422
High Yield	569,741,329	—	305,249,256	—
Sustainable Allocation	307,994,197	—	102,000,000	—

[1]	Excluding short-term investments and U.S. Government bonds.

For federal income tax purposes, the identified cost of investments owned at December 31, 2021 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2021 were as follows for the Funds:

Fund	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Large Cap	$960,015,773	$610,865,722	$2,588,580	$608,277,142
Small Cap	574,174,380	181,167,644	14,556,453	166,611,191
US Sustainable Economy	169,982,184	146,945,332	2,382,480	144,562,852
Global Sustainable Infrastructure	93,953,979	10,029,184	5,782,771	4,246,413
Global Opportunities	109,831,495	35,012,835	1,203,123	33,809,712
Global Environmental Markets	1,876,870,414	884,453,402	29,439,966	855,013,436
Global Women’s Leadership	763,168,290	269,576,912	14,869,019	254,707,893
International Sustainable Economy	708,676,455	201,055,064	27,297,477	173,757,587
Core Bond	780,449,064	16,194,451	6,889,372	9,305,079
High Yield	726,714,979	14,028,174	4,792,374	9,235,800
Sustainable Allocation	1,988,912,465	629,223,531	56,640	629,166,891

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At December 31, 2021 the Small Cap Fund, Global Sustainable Infrastructure Fund, Global Opportunities Fund, Global Environmental Markets Fund, Global Women’s Leadership Fund and International Sustainable Economy Fund had unrealized foreign currency gains (losses) of $270; $(1,017); $241; $(25,242); $(6,910);and $16,588, respectively.

Netting Agreements During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2021, there is no collateral held at the counterparty that would be offset by a master netting agreement that the Funds have with the counterparty. The Funds did not hold any derivative instruments as of December 31, 2021.

Affiliated Investments The term “affiliated company” includes other investment companies that are managed by a Fund’s Adviser. At December 31, 2021, the Sustainable Allocation Fund held the following investments in affiliated Funds:

Fund	Shares Held at 12/31/20	Gross Additions	Gross Reductions	Shares Held at 12/31/21
Sustainable Allocation
Large Cap	74,122,950	4,376,750	2,362,357	76,137,343
Small Cap	3,935,579	819,271	376,884	4,377,966
Global Sustainable Infrastructure	8,320,411	2,904,078	3,465,629	7,758,860
Global Opportunities	2,572,091	1,443,131	—	4,015,222
Global Environmental Markets	2,180,751	670,973	—	2,851,724
Global Women’s Leadership	1,533,441	459,226	—	1,992,667
International Sustainable Economy	15,860,899	738,551	669,044	15,930,405
Core Bond	66,559,119	4,593,417	—	71,152,536
High Yield	—	13,284,046	—	13,284,046

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Notes to Financial Statements, continued

Fund	Value at 12/31/20	Dividend Income	Realized Gains/ Losses[1]	Net change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Sustainable Allocation
Large Cap	$893,181,549	$4,578,677	$66,040,291	$203,361,768	$1,132,162,284
Small Cap	62,929,908	340,896	7,844,468	11,522,296	83,137,569
Global Sustainable Infrastructure	118,233,034	1,755,058	44,331,351	(33,567,014)	78,752,429
Global Opportunities	37,784,018	52,297	1,151,267	8,873,481	68,861,063
Global Environmental Markets	46,297,333	487,003	921,679	10,727,762	72,433,778
Global Women’s Leadership	46,769,952	946,299	—	8,684,661	70,400,912
International Sustainable Economy	160,829,518	4,074,235	4,810,841	9,196,563	171,411,156
Core Bond	702,864,297	12,888,105	1,192,271	(23,977,277)	726,467,396
High Yield	—	1,950,878	—	(56,640)	91,394,238
Total	$2,068,889,609	$27,073,448	$126,292,168	$194,765,600	$2,495,020,825

The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other Funds within the Trusts or other accounts managed by the Adviser pursuant to “Cross-Trading” Procedures adopted by the Trusts’ Boards of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the respective Fund from or to another Fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. Pursuant to these procedures, for the year ended December 31, 2021, the Global Women’s Leadership Fund and the International Sustainable Economy Fund engaged in cross-trades. The Global Women’s Leadership Fund and the International Sustainable Economy Fund had total purchases of $0 and $461,543, respectively, and total sales of $461,543 and $0, respectively. The Global Women’s Leadership Fund and International Sustainable Economy Fund had net gains of $5,681 and $0, respectively.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Boards of Trustees. At December 31, 2021, the Core Bond

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Fund held $114,374,375 or 14.56% of net assets and the High Yield Bond Fund held $569,205,276 or 76.87% of net assets in securities exempt from registration under Rule 144A of the Act.

At December 31, 2021 the Core Bond Fund held $4,056,693 of illiquid securities representing 0.52% of net assets and High Yield Bond Fund held $1,110,975 of illiquid securities, representing 0.15% of net assets. The Fund will classify as “illiquid” all securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

Security	Acquisition Date Range	Cost	Market Value
Core Bond
Capital Impact Partners, 2.300%, 10/15/24	10/21/19 - 10/21/19	$500,000	$499,582
CINI Investment Note, 2.000%, 10/31/23	11/03/20 - 10/01/21	298,550	298,550
Community Credit Union of Lynn, 2.200%, 11/29/22	11/14/17 - 11/14/17	250,000	254,280
Local Initiatives Support Corp., 1.000%, 11/15/25	11/23/20 - 11/23/20	1,000,000	966,700
Tesla Energy Operations, Inc., 4.700%, 05/29/25	05/26/15 - 05/26/15	1,991,495	2,037,581

High Yield Bond
CINI Investment Note, 2.000%, 09/30/23	09/01/20 - 10/01/21	510,838	510,838
Interactive Health, Inc.	03/19/04 - 10/01/13	178,981	0
Interactive Health, Inc., 0.000%	03/19/04 - 10/01/13	357,962	0
Self-Help Credit Union, 0.650%, 04/29/22	04/22/20 - 04/22/20	100,000	100,137
Shared Interest, Inc., 0.549%, 09/30/24	09/30/21 - 09/30/21	500,000	500,000

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss)

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Notes to Financial Statements, continued

and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

The tax character of distributions paid during 2021 and 2020 was as follows:

	Distributions paid in 2021		Distributions paid in 2020
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Large Cap	$52,345,561	$35,983,069	$17,065,871	$48,903,970
Small Cap	25,885,304	39,630,781	12,545,619	4,656,831
US Sustainable Economy	18,509,486	39,363,830	2,498,849	2,533,652
Global Sustainable Infrastructure	8,250,932	28,866,021	2,432,461	1,874,179
Global Opportunities	1,646,662	904,535	601,990	84
Global Environmental Markets	31,220,367	23,315,900	8,256,780	—
Global Women’s Leadership	13,606,860	—	8,377,472	—
International Sustainable Economy	24,509,409	13,532,820	12,196,204	—
Core Bond	13,865,738	1,290,026	24,750,437	6,858,503
High Yield Bond	24,974,569	—	19,024,947	—
Sustainable Allocation	50,575,753	72,229,035	24,868,963	35,382,666

The International Sustainable Economy Fund elected to defer $3,074,556 of capital losses recognized between November 1, 2021 and December 31, 2021 for the Fund’s fiscal year ending December 2021. These losses are treated for federal income tax purposes as if they had occurred on January 1, 2022.

For the year ended December 31, 2021, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Large Cap	$10,838,090	$12,454,194	$—	$608,277,142
Small Cap	2,384,264	2,487,847	—	166,611,461
US Sustainable Economy	634,602	1,405,447	—	144,562,852
Global Sustainable Infrastructure	—	—	—	4,245,342
Global Opportunities	201,076	1,218,713	—	33,809,953
Global Environmental Markets	963,491	6,340,323	—	854,988,194
Global Women’s Leadership	173,581	17,044,509	—	254,700,983
International Sustainable Economy	—	—	(3,074,556)	173,774,175
Core Bond	150,817	—	(3,773,205)	9,305,079
High Yield	—	—	(59,704,262)	9,235,800
Sustainable Allocation	50,398,005	58,060,727	—	629,166,891

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As of December 31, 2021, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-term	Long-term
Core Bond	$3,773,206	$—
High Yield	21,834,700	37,734,043

For financial reporting purposes, the capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and tax treatment related to REITs, PFICs, paydowns, bond amortization and tax equalization adjustments.

For the year ended December 31, 2021, the Funds recorded the following reclassifications:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/ (Loss)	Paid In Capital
Large Cap	$(192,379)	$192,379	$—
Small Cap	(1,073,246)	1,073,246	—
US Sustainable Economy	(200,746)	(4,752,311)	4,953,057
Global Sustainable Infrastructure	(850,346)	(31,144,802)	31,995,148
Global Opportunities	(18,024)	18,024	—
Global Environmental Markets	(695,718)	695,718	—
Global Women’s Leadership	568,308	(568,308)	—
International Sustainable Economy	2,206,487	(2,206,487)	—
Core Bond	1,783,431	(1,783,431)	—
High Yield	264,949	(264,949)	—

Uncertain Tax Positions Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2018 through 2021). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the year ended December 31, 2021, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

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Notes to Financial Statements, continued

Note E—Other Matters

The impact of the COVID-19 pandemic has led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies, markets generally, and a Fund’s ability to achieve its investment objective.

Note F – Subsequent Events

The Company evaluated all subsequent events for potential recognition or disclosure in these financial statements through February 22, 2022, the date the financial statements were available to be issued. No subsequent events were identified.

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December 31, 2021
Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of Pax World Funds Series Trust I and Pax World Funds Series Trust III:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Pax World Funds Series Trust I (“Trust I”) (comprising Pax Sustainable Allocation Fund, Pax U.S. Sustainable Economy Fund (formerly, Pax ESG Beta Quality Fund), Pax Small Cap Fund, Pax High Yield Bond Fund, Pax Global Environmental Markets Fund, Pax International Sustainable Economy Fund (formerly, Pax MSCI EAFE ESG Leaders Index Fund), Pax Core Bond Fund, Pax Large Cap Fund, Pax Global Opportunities Fund, and Pax Global Sustainable Infrastructure Fund (formerly, Pax ESG Beta Dividend Fund) (collectively, with Pax Ellevate Global Women’s Leadership Fund, the “Funds”)), and Pax World Funds Series Trust III (“Trust III” and collectively with Trust I, the “Trusts”) (comprising Pax Ellevate Global Women’s Leadership Fund), including the schedules of investments, as of December 31, 2021, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at December 31, 2021, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising Trust I	Statement of Operations	Statements of Changes in Net Assets	Financial highlights

Pax Sustainable Allocation Fund

Pax U.S. Sustainable Economy Fund (formerly, Pax ESG Beta Quality Fund)

Pax Small Cap Fund

Pax High Yield Bond Fund

Pax Global Environmental Markets Fund

Pax International Sustainable Economy Fund (formerly, Pax MSCI EAFE ESG Leaders Index Fund)

Pax Large Cap Fund

Pax Global Sustainable Infrastructure Fund (formerly, Pax ESG Beta Dividend Fund)

Pax Core Bond Fund

	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Pax Global Opportunities Fund	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the three years in the period ended December 31, 2021 and the period from June 27, 2018 (commencement of operations) through December 31, 2018

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Funds comprising Trust III	Statement of Operations	Statements of Changes in Net Assets	Financial highlights
Pax Ellevate Global Women’s Leadership Fund	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Pax World Funds Series Trust I and Pax World Funds Series Trust III since 2003.

Boston, Massachusetts
February 22, 2022

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Proxy Voting (Unaudited)

You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax (toll-free) at 800.767.1729 or visiting Pax’s website at www.impaxam.com and will be available without charge by visiting the SEC’s website at www.sec.gov.

Portfolio Holdings (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year (or as an exhibit to its reports Form N-PORT). Each Fund’s Forms N-PORT are available on the SEC’s web site at www.sec.gov.

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Management of the Funds (Unaudited)

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Joseph Keefe (68)	Trust I: Trustee, President (since 2006) Trust III: Trustee, President (since 2013)	President (2006-present) and Chief Executive Officer (2005-2018) of IAM; Chief Executive Officer of Pax Ellevate Management LLC (“PEM”) (2014-2020); member of the Board of Impax Asset Management Ltd. and Impax Asset Management (AIFM) Ltd. (2018-present); member of the Boards of Directors of Women Thrive Alliance (2009-2018) and New Hampshire Public Radio (2017-present); Co-Chair of the Leadership Group of the Women’s Empowerment Principles (2014-2018).	11
Lindsey Brace Martinez (54)	Trust I: Trustee (since 2018) Trust III: Trustee (since 2019)	Chair, People & Culture Committee, Onward Energy LLC (2021-present); Director, Seven Islands Management Co. (2018-present); Founder and Managing Member, Starpoint Advisors, LLC (2015-present); Director, Impax Asset Management Group plc (2015-present); Chair of the Board of Directors, Novatus Energy, LLC (2016-present); Board Member, Yale Center for Business and Environment (2014-present); Investment Sub-Committee Member, National Geographic Society (2015-present); Member, Advisory Council, Quebec Labrador Foundation (2012-present).	11
John Boese (58)	Trust I: Chief Compliance Officer (since 2006) Trust III: Chief Compliance Officer (since 2013)	Chief Compliance Officer of IAM (2006-present), Pax Ellevate Management LLC (2014-2020), Impax Asset Management Ltd (2020-present) and Impax Asset Management (AIFM) Ltd (2020-present).	N/A

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Interested Trustees and Officers, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Vanessa Pearl (39)	Trust I: Secretary (2021-2022) Trust III: Secretary (2021-2022)	Director of Finance of IAM (2018-2022). Director of Finance, and Financial Controller of Lindt & Sprungli (USA), Inc (2007-2018).	N/A
Alicia K. DuBois (62)	Trust I: Treasurer (since 2006) Trust III: Treasurer (since 2013)	Chief Financial Officer for IAM (2006-present) and for PEM (2014-2021). Director of Impax Asset Management LLC and Director of IAM Holdco, Inc. (December 2021-present).	N/A
Robert Silva (55)	Trust I: Assistant Treasurer (Since 2015) Trust III: Assistant Treasurer (Since 2015)	Director of Fund Administration for IAM (2014-present) and for PEM (2014-2021).	N/A

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Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Adrian P. Anderson (67)[2,3]	Trust I: Trustee (since 2007) Trust III: Trustee (since 2013)	Tax Director at Blue Sky Utility, a renewable energy finance firm (2022-present); Chair of Investment Committee, Zanick Advisors, a real estate advisory firm (2020-2021); Tax Associate at H+R Block (2020-2021); Tax Accountant at Shwiff, Levy & Polo, LLP (2018-2019); Tax Accountant at Watson Tax CPA (November 2021 - January 2022); Chief Executive Officer and Consultant of North Point Advisors, LLC (2004-2021).	11
Anne M. Goggin (72)[3,4]	Trust I and Trust III: Vice Chairperson of the Board of Trustees (since 2019) Trust I and Trust III: Trustee (since 2017)	Trustee of RS Investment Trust and RS Variable Products Trust (2006-2016); attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company; Member, Governing Council of the Independent Directors Council (2012-present).	11
D’Anne Hurd (71)[2,3]	Trust I: Trustee (since 2015) Trust III: Trustee (since 2015)	Independent Member of and Independent Advisor to Corporate Boards of Directors (1993 to present). Private investor (2011– present); member of the Board of Directors, Audit (Chair) and Nominating and Governance Committees, Peckham Industries, Inc. (2013–present); member of the Board of Directors and Audit (Chair) Committee of Martin Engineering, Inc. (2019-present); Chief Executive Officer of Crawford Consulting LLC (2011-present).	11

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Disinterested Trustees, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
John L. Liechty (67)[3,5]	Trust I: Chairman of the Board of Trustees (since 2014); Trustee (since 2009) Trust III: Chairman of the Board of Trustees (since 2014); Trustee (since 2013)	Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning Solutions, LLC (2010-2021).	11
Nancy S. Taylor (66)[3,4]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Senior Minister, Old South Church in Boston (2005-present); Advisory Board, Yale Divinity School (2010-present); Advisory Board, Idaho Human Rights Education Center (2009-present); Board of Managers, Old South Meeting House (2005-present); Trustee Emeritus, Benjamin Franklin Institute of Technology (2011-present).	11

[1]

A Trustee of the Funds holds office until a successor is chosen and qualified. An Officer of the Funds is appointed by the respective Board of Trustees and holds office until a successor is chosen and qualified.

[2]

Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The committee met three times in 2021.

[3]

Designates a member of the Governance and Nomination Committee and Compliance Committee. The Governance and Nomination Committee is responsible for recommending Board candidates, reviewing and recommending Board compensation. The committee met two times in 2021.

[4]

Designates a member of the Compliance Committee. The Compliance Committee is responsible for overseeing regulatory and compliance matters, as well as Fund-related compliance activities of the Funds’ service providers. The committee met three times in 2021.

[5]

Mr. Liechty, as Chair, is a floating member of each of the Audit Committee and the Compliance Committee, and, as such, he will attend meetings of the committees based upon the matters to be discussed at each meeting or as otherwise determined by the Board or the committees.

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Federal Tax Information (Unaudited)

The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for corporate Dividends Received Deduction (DRD) are as follows:

	QDI%	DRD%
Large Cap	100.00%	100.00%
Small Cap	100.00%	100.00%
US Sustainable Economy	100.00%	100.00%
Global Sustainable Infrastructure	95.59%	48.46%
Global Opportunities	100.00%	100.00%
Global Environmental Markets	100.00%	45.97%
Global Women’s Leadership	100.00%	62.79%
International Sustainable Economy	100.00%	0.00%
Core Bond	0.00%	0.00%
High Yield Bond	0.00%	0.48%
Sustainable Allocation	99.95%	0.00%

For the fiscal year ended December 31, 2021 the International Sustainable Economy Fund earned foreign source income totaling $22,302,858 and paid $1,939,051 foreign taxes which it intends to pass through to its shareholders.

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Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts	Services

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.impaxam.com Learn all about Pax World Funds through our web site. You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how we voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing paxfunds@impaxam.com or visiting www.impaxam.com.

Distributor: Foreside Financial Services, LLC Member of FINRA 2/22.

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Printed on recycled paper using soy-based inks.

30 Penhallow Street, Suite 400

Portsmouth NH 03801

800.767.1729

www.impaxam.com

Item 2. Code of Ethics.

As of December 31, 2021, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Adrian Anderson and Dorothy Ann Hurd, who serve on the Board’s Audit Committee, qualify as “audit committee financial experts,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Mr. Anderson and Ms. Hurd are “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $314,539 and $308,372 for the fiscal years ended December 31, 2021 and 2020, respectively.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2021 and 2020, respectively.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $138,250 and $135,550 for the fiscal years ended December 31, 2021 and 2020, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $19,155 and $17,034 for the fiscal years ended December 31, 2021 and 2020, respectively.

(e) (1) To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2021 and 2020, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Companies

Not applicable.

Item 13. Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)		/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	May 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	May 25, 2022

By (Signature and Title)		/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	May 25, 2022